                                                                    EXHIBIT 10.3

                             [CALIFORNIA BANK LOGO]


                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                              (BORROWING BASE LOAN)


                                 By and Between


                             CALIFORNIA BANK & TRUST
                        a California banking corporation
          11622 El Camino Real, Suite 200, San Diego, California 92130
                                   ("LENDER")

                                       And

                            WILLIAM LYON HOMES, INC.,
                            a California corporation
  4490 Von Karman Avenue (P.O. Box 7520), Newport Beach, California 92658-7520
                                  ("BORROWER")


                         Dated as of September 21, 2000


             MAXIMUM REVOLVING LINE OF CREDIT AMOUNT: $40,000,000.00

                                TABLE OF CONTENTS

                                                                                   Page
1.   DEFINITIONS..................................................................  1


2.   LOAN FACILITY................................................................ 25

        2.1   Loan Facility....................................................... 25

               2.1.1   Commitment................................................. 26
               2.1.2   Extension of the Maturity Date............................. 27
               2.1.4   Interest Rate.............................................. 29
               2.1.3   Reductions In Commitment Amount............................ 30
               2.1.5   Payments of Principal and Interest......................... 31
               2.1.3   Reductions In Commitment Amount............................ 31
               2.2.1   Available Commitment....................................... 31
        2.2   Available Commitment, Borrowing Base................................ 32

               2.2.1   Available Commitment....................................... 32
               2.2.2   Amount of Borrowing Base................................... 32
               2.2.3   Determination of Available Commitment and Borrowing Base... 32
                       (a) General Determination.................................. 32
        2.3   Advances............................................................ 36

               2.3.1   Method for Advances........................................ 36
        2.5   Fees................................................................ 40

               2.5.1   Initial Commitment Fee..................................... 40
               2.5.5   Other Fees................................................. 41

3.   THE COLLATERAL............................................................... 41

        3.1   Security............................................................ 41

        3.2   Releases of Collateral.............................................. 41

               3.2.1   General Release Requirements for Releases.................. 41
               3.2.2   Sales Pursuant to a Purchase Contract for Cash............. 42
               3.2.4   Dedications................................................ 43

4.   CONDITIONS PRECEDENT......................................................... 43

        4.1   Conditions Precedent to Effectiveness of this Agreement and to the Effectiveness of the Commitment................................ 43

               4.1.1   Representations and Warranties Accurate.................... 43
               4.1.2   Defaults................................................... 43
               4.1.3   Documents.................................................. 43
                      (a)   Loan Documents........................................ 44
                      (b)   Corporation, Partnership, Limited Liability Company... 44
                      (c)   Insurance Policies.................................... 44

                                                                                   Page
                      (d)   Opinion Letter........................................ 44
                      (e)   Financial Statements.................................. 44
               4.1.4   Plat and/or Survey......................................... 44
               4.1.5   Restrictive Covenants...................................... 44
               4.1.6   Soils Test................................................. 44
               4.1.7   Environmental Assessment................................... 44
               4.1.8   Environmental Questionnaire and Indemnity.................. 45
               4.1.9   Preliminary Title Report................................... 45
               4.1.10   Flood Report.............................................. 45
               4.1.11   Deed of Trust/Title Policy................................ 45
               4.1.12   Completion of Filings and Recordings...................... 45
               4.1.13   Payment of Costs, Expenses, and Fees...................... 45
               4.1.15   Appraisal................................................. 45
               4.1.16   Other Items or Actions by Loan Parties.................... 46
        4.2   Conditions Precedent to Admission of Land as Entitled Land.......... 46

               4.2.1   Request.................................................... 46
               4.2.2   Defaults................................................... 46
               4.2.3   Map........................................................ 46
               4.2.4   Zoning Approvals........................................... 46
               4.2.5   Other...................................................... 46
        4.3   Conditions Precedent to Admission of Land as Land Under
               Development........................................................ 46

               4.3.1   Request.................................................... 47
               4.3.2   Defaults................................................... 47
               4.3.3   Documents and Information.................................. 47
               4.3.4   Inspection................................................. 47
               4.3.5   Map........................................................ 47
               4.3.6   Utilities.................................................. 47
               4.3.7   Other...................................................... 47
        4.4   Conditions Precedent to Admission of Land as Land Under
               Development Subject to a Purchase Contract or Rolling Option....... 47

               4.4.1   Request.................................................... 48
               4.4.2   Defaults................................................... 48
               4.4.3   Documents and Information.................................. 48
               4.4.7   Other...................................................... 48
        4.4   Conditions Precedent to Admission of Land as Land Under
               Development Subject to a Purchase Contract or Rolling Option....... 48

               4.4.1   Request.................................................... 48
               4.4.2   Defaults................................................... 48
               4.4.3   Documents and Information.................................. 49
               4.4.7   Other...................................................... 51
        4.7   Additional Conditions Precedent to All Advances..................... 51

        4.8   Waiver of Conditions Precedent...................................... 51

5.   BORROWER'S REPRESENTATIONS AND WARRANTEES.................................... 51

                                                                                   Page
        5.1   Closing Representations and Warranties.............................. 51

               5.1.1   Corporate, Limited Liability Company, or Partnership
                       Existence and Authorization................................ 51
               5.1.2   No Approvals, etc.......................................... 51
               5.1.3   No Conflicts............................................... 51
               5.1.4   Execution and Delivery and Binding Nature of Borrower
                       Loan Documents............................................. 52
               5.1.5   Legal Proceedings; Hearings, Inquiries, and
                       Investigations............................................. 52
               5.1.6   No Event of Default........................................ 52
               5.1.7   Approvals and Permits; Assets and Property................. 52
               5.1.8   ERISA...................................................... 52
               5.1.9   Compliance with Law........................................ 52
               5.1.10   Full Disclosure........................................... 53
               5.1.11   Use of Proceeds; Margin Stock............................. 53
               5.1.12   Governmental Regulation................................... 53
               5.1.13   Material Agreements; No Material Defaults................. 53
               5.1.14   Title to Property......................................... 54
               5.1.15   Payment of Taxes.......................................... 54
               5.1.16   No Condemnation........................................... 55
               5.1.17   Borrowing Base............................................ 55
        5.2   Representations and Warranties Upon Requests for Advances........... 55

        5.3   Representations and Warranties Upon Delivery of Financial
               Statements, Documents, and Other Information....................... 55


6.   BORROWER AFFIRMATIVE COVENANTS............................................... 55

        6.1   Corporate, Limited Liability Company, or Partnership Existence...... 55

        6.2   Books and Records; Access By Bank................................... 55

        6.3   Special Covenants Relating to Collateral............................ 55

               6.3.1   Defense of Title........................................... 56
               6.3.2   Further Assurances......................................... 56
               6.3.3   Plats, Annexations and Approvals........................... 57
               6.3.4   Utilities.................................................. 58
               6.3.5   Plans and Specifications................................... 58
               6.3.6   Compliance with Permitted Exceptions....................... 58
               6.3.7   Project Development........................................ 59
               6.3.8   Title Policy Endorsements.................................. 60
               6.3.9   Improvement Districts...................................... 60
               6.3.10  Appraisals................................................. 61
        6.4   Information and Statements.......................................... 61

               6.4.1   Monthly Financial Statements............................... 61
               6.4.1   Monthly Financial Statements............................... 61
               6.4.3   Annual Financial Statements................................ 62
               6.4.4   Business Plan.............................................. 62
               6.4.5   Compliance Certificates.................................... 62

                                                                                   Page
               6.4.6   Borrowing Base Certificate................................. 62
               6.4.7   Other Items and Information................................ 62
        6.5   Law; Judgments; Material Agreements; Approvals and Permits.......... 63

        6.6   Taxes and Other Debt................................................ 63

        6.7   Assets and Property................................................. 63

        6.8   Insurance........................................................... 63

               6.8.1   Property................................................... 64
               6.8.2   Liability.................................................. 64
               6.8.3   Flood...................................................... 64
               6.8.4   Worker's Compensation...................................... 64
               6.8.5   Contractors................................................ 64
                      (a)   Worker's Compensation................................. 64
               6.8.6   Additional Insurance....................................... 65
        6.10   Commencement and Completion........................................ 65

        6.11   Rights of Inspection; Agency....................................... 66

               6.11.1   Generally................................................. 66
               6.11.2   Inspector(s).............................................. 66
        6.12   Verification of Costs.............................................. 66

        6.13   Use of Proceeds.................................................... 66

        6.14   Costs and Expenses of Borrower's Performance of Covenants and
               Satisfaction of Conditions......................................... 66

        6.15   Notification....................................................... 66

        6.16   Financial Covenants................................................ 67

        6.17   Books and Records; Names; Place of Business and Chief Executive
               Office............................................................. 68

        6.18   Proceeds of Purchase Contracts, Rolling Options, Infrastructure
               Reimbursements Due, and Mortgage Receivables....................... 68
               6.18.3   After Event of Default or Unmatured Event of Default...... 68
               6.18.5   Payments to Bank.......................................... 68

7.   BORROWER NEGATIVE COVENANTS.................................................. 68

        7.1   Limited Partnership Restrictions.................................... 68

        7.2   Name, Fiscal Year, Accounting Method. and Lines of Business......... 68

        7.3   Change in Ownership................................................. 69

        7.4   Loans............................................................... 69

        7.5   Liens and Encumbrances.............................................. 69

        7.6   Indebtedness........................................................ 69

        7.7   Acquisition of Assets............................................... 69

                                                                                   Page
8.   EVENTS OF DEFAULT AND REMEDIES............................................... 69

        8.1   Events of Default................................................... 69

        8.2   Rights and Remedies of Bank......................................... 72

9.   BANK'S OBLIGATIONS TO BORROWER ONLY AND DISCLAIMER BY BANK................... 73

10.   NO BROKERS.................................................................. 74

11.   PROVISIONS IN THE NOTE GOVERN THIS AGREEMENT................................ 74

12.   COUNTERPART EXECUTION....................................................... 74

13.   EXHIBITS.................................................................... 79

14.   ADDITIONAL ADVANCES......................................................... 80

                             [CALIFORNIA BANK LOGO]

                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                                (Borrowing Base)

        THIS REVOLVING LINE OF CREDIT LOAN AGREEMENT ("AGREEMENT"), is entered into as of the date set forth above by and between WILLIAM LYON HOMES, INC., a California corporation ("BORROWER"), and CALIFORNIA BANK & TRUST, a California banking corporation ("LENDER").

                                    RECITALS

        A. Borrower owns and/or desires to acquire fee simple title to and develop certain real properties located in the Western United States, including without limitation the States of California, Nevada and/or Arizona (collectively and individually, each and every property which is the subject of a loan made hereunder shall be referred to as the "PROPERTY").

        B. The purpose of this Agreement is to set forth the general terms and conditions of the loans to be made under a revolving line of credit in a total sum not to exceed Forty Million Dollars ($40,000,000.00) to provide funding for the acquisition and development of residential lots, the construction of existing and future residential home projects, and the issuance of letters of credit for the payment of costs incurred or associated with said projects. This Agreement shall set forth the basic approval requirements for said projects and shall set forth the basic terms and conditions for the disbursement of loan funds for said projects.

                                    AGREEMENT

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1. DEFINITIONS AND GENERAL PROVISIONS.

        1.1. DEFINITIONS. In this Agreement, the following terms shall have the following meanings:

               "A&D BUDGET" shall mean, for each Qualified Project for which A&D Improvements are to be constructed, the cost breakdown/budget for such A&D Improvements, which budget shall be satisfactory to Lender in all respects. For purposes of this Agreement, all such budgets shall be referred to individually and collectively in the singular.

               "A&D IMPROVEMENTS" shall mean, for each and every Qualified Project financed hereunder, (i) those certain offsite improvements on the Property

        (including without limitation curbs, grading, storm and sanitary sewers, paving, sidewalks, landscaping, hardscaping, sprinklers, electric lines, gas lines, telephone lines, cable television lines, fiber optic lines, pipelines and other utilities) necessary to make the Property suitable for the construction of single family residential homes thereon, and
        (ii) any common area improvements to be constructed on the Property. For purposes of this Agreement, all such improvements for each and every Qualified Project funded by a Loan made hereunder shall be referred to individually and collectively in the singular.

               "ACCOUNT PLEDGE AGREEMENT" shall mean that certain Account Pledge and Security Agreement dated as of the date hereof, executed by Borrower in favor of Lender, pursuant to which Borrower has granted to Lender, subject to the conditions of and obligations of Lender thereunder, a first and prior lien on and security interest in all money, investment securities and other instruments on deposit from time to time in the Borrower's Funds Account.

               "ADVANCE" means an advance of Loan proceeds by Lender to Borrower hereunder, including without limitation Project Advances and Letter of Credit Advances.

               "AFFILIATE" of any Person means (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person and (ii) any other Person that beneficially owns at least ten percent (10%) of the voting common stock or partnership interest or limited liability company interest, as applicable, of such Person. For the purposes of this definition, "CONTROL" when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, partnership interests, by contract or otherwise: and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

               "AGREEMENT" means this Revolving Line of Credit Loan Agreement, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

               "APPRAISAL" means each appraisal of the Land and the Improvements
        (a) ordered by Lender, (b) prepared by an appraiser satisfactory to Lender, (c) in compliance with all federal and state standards for appraisals, (d) reviewed by Lender, and (e) in form and substance satisfactory to Lender based on its standards and practices applied in reviewing real estate appraisals.

               "APPRAISED VALUE" shall mean, for each Qualified Project to be financed hereunder, the fair market value of each Lot and/or Home as set forth in the Appraisal.

               "APPROVALS AND PERMITS" means, for each and every Qualified Project financed hereunder, each and all approvals, authorizations, bonds, consents, certificates, franchises, licenses, permits, registrations, qualifications, and other actions and rights granted by or filings with any Persons necessary, or appropriate, for the improvement and development of the Land or for the conduct of the business and operations of Borrower.

               "ARCHITECT" shall mean the architect for each Qualified Project to be financed hereunder, which architect shall be reviewed and approved by Lender in its discretion. For purposes of this Agreement, all such architects shall be referred to individually and collectively in the singular.

               "ARCHITECT'S AGREEMENT" shall mean any agreement between the Architect and Borrower for each Qualified Project to be financed by a Loan to be made hereunder. For purposes of this Agreement, all such agreements shall be referred to individually and collectively in the singular.

               "ASSIGNMENT OF ARCHITECT'S AGREEMENT" shall mean, for each Qualified Project financed by a Loan to be made hereunder, that certain Assignment of Architect's Contract, Plans and Specifications executed by Borrower for the benefit of Lender (including the consent of Architect to said assignment), pursuant to which Borrower shall assign to Lender, subject to and in accordance with the provisions thereof, all of Borrower's right, title and interest in, to and under the Architect's Agreement and the Plans and Specifications. For purposes of this Agreement, all such assignments shall be referred to individually and collectively in the singular.

               "ASSIGNMENT OF ENGINEERING CONTRACT" shall mean, for each Qualified Project financed by a Loan to be made hereunder, that certain Assignment of Engineering Contract, Plans and Specifications by Borrower for the benefit of Lender (including the consent of Engineer to said assignment), pursuant to which Borrower shall assign to Lender, subject to and in accordance with the provisions thereof, all of Borrower's right, title and interest in, to and under the Engineering Contract and/or Plans and Specifications (as applicable). For purposes of this Agreement, all such assignments shall be referred to individually and collectively in the singular.

               "ASSIGNMENT OF PERMITS" shall mean, for each Qualified Project financed by a Loan to be made hereunder, that certain Assignment of Agreements, Permits, Licenses and Approvals executed by Borrower. For purposes of this Agreement, all such assignments shall be referred to individually and collectively in the singular.

               "AUTHORIZATION FORM" shall mean that certain Signature Authorization Form and Disbursement Instructions of even date herewith executed by Borrower.

               "AVAILABLE COMMITMENT" shall be the lesser of (i) the Commitment Amount, as in effect from time to time, or (ii) the Borrowing Base, subject to the limitations set forth in Sections 2.1.1 and 2.2.1.

               "BASE APPRAISAL" shall mean, with respect to each Home financed by a Loan to be made hereunder, the lesser of (i) the value of such Home as determined by the Appraisal (as adjusted by Lender in its reasonable discretion) for the model plan type of said Home, which value shall be determined without lot premiums, options or upgrades (unless included by Lender in its sole discretion), or (ii) Borrower's estimated sales price of such Home. For purposes of this Agreement, all such appraisals shall be referred to individually and collectively in the singular. Any and all FNMA appraisals shall establish the retail value of each model plan type to be financed in connection with each Qualified Project.

               "BORROWER'S FUNDS ACCOUNT" shall mean that certain interest-bearing deposit account in the name of Borrower, listing Lender as secured party and pledgee of Borrower, which account shall be maintained as an account with Lender.

               "BORROWING AVAILABILITY" shall mean:

                      (a) An amount equal to the lesser of the Commitment Amount or Reduced Commitment Amount, as applicable, or the Borrowing Base as calculated each Calendar Month,
                                    LESS
                      (b)    The sum of the Loan Balance,
                                    LESS
                      (c)    Any reductions as provided in Section 2.1.3(d),
                                    PLUS
                      (d) Any sums deposited into the Borrower's Funds Account
               (including without limitation any Excess Sales Proceeds paid to Lender and not applied by Borrower to reduce the Loan Balance).

               "BORROWING BASE" shall be equal to the sum of:

                      (a) The respective Maximum Allowed Advances multiplied by
               the applicable Draw Percentages for all Entitled Land, Lots Under Development, Developed Lots, Spec Homes (including Model Homes) and Presold Homes for all Qualified Projects; and

                      (b) Any committed portion of the Letter of Credit Line
               under this Loan.

               "BORROWING BASE CERTIFICATE" means a certificate, in form and substance reasonably satisfactory to Lender, delivered to Lender by Borrower in accordance with Section 6.4.6 setting forth, among other things, a current and detailed computation of the Borrowing Base and Borrowing Availability with respect to Entitled Land, Lots Under Development, Developed Lots, Spec Homes and Presold Homes, and containing such other information as Lender may reasonably request. An initial form of the Borrowing Base Certificate is attached hereto as EXHIBIT "B".

               "BUDGET" shall mean each and every A&D Budget and/or Home Construction Budget approved by Lender for each and every Qualified Project to be financed by a Loan to be made hereunder.

               "BULK FINISHED LOT VALUE" shall mean, for each Qualified Project financed hereunder, the bulk sale value of the Lots included in said Project after completion of the A&D Improvements as determined by a qualified appraiser, which appraisal shall be satisfactory to Lender in all respects.

               "BULK LOT SALE" shall have the meaning given to such term in
        Section 2.1.6(a) below.

               "BUSINESS DAY" means each day of the year other than Saturdays, Sundays, Holidays, and days on which banking institutions are generally authorized or obligated by law or executive order to close in California.

               "BUSINESS HOUR" means each hour of each Business Day between 9:00 a.m. to 4:00 p.m. (California time).

               "CALENDAR MONTH" shall mean the twelve (12) calendar months of the year. Any payment or obligation that is due or required to be performed within a specified number of Calendar Months shall become due on the day in the last of such specified number of Calendar Months that corresponds numerically to the date on which such payment or obligation was incurred or commenced, provided, however, that with respect to any obligation that is incurred or commences on the 29th, 30th, or 31st day of any Calendar Month and if the Calendar Month in which such payment or obligation would otherwise be due does not have a numerically corresponding date, such payment or obligation shall become due on the first day of the next succeeding Calendar Month.

               "CALENDAR QUARTER" shall mean a period of three (3) consecutive Calendar Months, commencing on the Closing Date and continuing through the Loan Term.

               "CENTRAL ACCOUNT" shall mean that certain interest-bearing deposit account in the name of Borrower, maintained as account number 3090015831 at Lender.

               "CLOSING DATE" shall mean (a) the date upon which the initial Deeds of Trust for the Existing Projects are recorded in the Official Records of each applicable County ("INITIAL CLOSING DATE"), and (b) the future date(s) upon which future Deeds of Trust for any Future Projects are recorded in the Official Records of each applicable County (each, a "SUBSEQUENT CLOSING DATE").

               "COLLATERAL" means all property, interests in property, and rights to property securing any or all Obligations from time to time.

               "COMMITMENT" means the agreement by Lender in Section 2.1.1 to make Advances pursuant to the terms and conditions herein.

               "COMMITMENT AMOUNT" means (a) during the Initial Line Term, the sum of Forty Million Dollars ($40,000,000.00), and (b) during the Reduction Period, beginning upon the last day of the first Calendar Quarter following the Initial Line Maturity Date, and on or prior to the last day of each Calendar Quarter thereafter during the Reduction Period, the Commitment Amount shall be reduced in the minimum amount of Five Million Dollars ($5,000,000.00) (each, "REDUCED COMMITMENT AMOUNT"):

--------------------------------------------------------------------------------
         DATE                                          REDUCED COMMITMENT AMOUNT
--------------------------------------------------------------------------------
Initial Line Maturity Date                                        $40,000,000.00
--------------------------------------------------------------------------------
First Calendar Quarter                                            $35,000,000.00
--------------------------------------------------------------------------------
Second Calendar Quarter                                           $30,000,000.00
--------------------------------------------------------------------------------
Third Calendar Quarter                                            $25,000,000.00
--------------------------------------------------------------------------------
Fourth Calendar Quarter                                           $20,000,000.00
--------------------------------------------------------------------------------
Fifth Calendar Quarter                                            $15,000,000.00
--------------------------------------------------------------------------------
Sixth Calendar Quarter                                            $10,000,000.00
--------------------------------------------------------------------------------
Seventh Calendar Quarter                                          $5,000,000.00
--------------------------------------------------------------------------------
Eighth Calendar Quarter                                           $0.00
--------------------------------------------------------------------------------

               "COMMITMENT FEE" means that certain facility fee (a) that is calculated, during the Initial Line Term, at the rate of one-half of one percent (0.50%) per annum on the full Commitment Amount, and (b) that is calculated, during the Reduction Period, at the rate of one-half of one percent (0.50%) per annum based on the then-applicable Reduced Commitment Amount, and all said fees shall be payable pursuant to
        Section 2.5.1 below. Said fees shall be paid in advance on a quarterly basis such that: (i) during the Initial Line term, each quarterly fee payment shall be based on a one-eighth of one percent (0.125%) of the full Commitment Amount, and (ii) during the Reduction Period, each quarterly fee payment shall be based on a one-eighth of one percent (0.125%) of the then-applicable Reduced Commitment Amount.

               "CONSTRUCTION ASSIGNMENTS" shall mean, for each Qualified Project to be entered into the Borrowing Base, the Assignment of Permits, Assignment of Engineering Contract, Assignment of Architect's Agreement, and all other assignment and other related documents encumbering the Collateral, which assignments may be included within a single document to be executed by Borrower in connection with each Qualified Project to be financed hereunder.

               "CONTRACTOR" shall mean the general contractor for each Qualified Project to be financed hereunder, which contractor shall be reviewed and approved by Lender in its discretion. For purposes of this Agreement, all such contractor shall be referred to individually and collectively in the singular. Borrower shall be permitted to act as an "OWNER/BUILDER" for any Qualified Project and, as a result, Borrower shall not be required to enter into any contract, agreement or other document with a general contractor to perform general contracting services for said Project, unless and until (a) Lender shall have reviewed and approved of said general contractor and the terms of any such contract, agreement or other document with Borrower relating to said Project, and (b) Borrower shall have delivered to Lender a fully executed assignment in form and content acceptable to Lender in its sole discretion assigning to Lender all of Borrower's rights, title and interest in said contract, agreement or other document, and said general contractor shall have consented in writing in form and content acceptable to Lender in its sole discretion to said assignment.

               "CONSTRUCTION CONTRACT" shall mean any agreement between the Contractor and Borrower for each Qualified Project to be financed by a Loan to be made hereunder. For purposes of this Agreement, all such agreements shall be referred to individually and collectively in the singular.

               "COUNTY" shall mean each and every county in which a Qualified Project to be financed hereunder is located.

               "DEBT" means, as to any Person, without limitation, (i) all obligations of such Person which in accordance with GAAP would be shown on a balance sheet of such Person as a liability (including without limitation obligations for borrowed money and for the deferred purchase price of property or services and obligations evidenced by bonds, debentures, notes or similar instruments), (ii) all rental obligations under leases required to be capitalized under GAAP, (iii) the stated amount of all letters of credit issued for the account of such Person or upon which such Person would be obligated to reimburse the issuer thereof for draws, (iv) liabilities in respect of unfunded vested benefits under plans covered by ERISA, and (v) indebtedness of others secured by any lien upon property owned by such Person whether or not assumed.

               "DEDICATION" means a transfer by Borrower, or the granting of easements, rights of way, and licenses by Borrower, to municipalities, utility providers, municipal districts, property owners, and property owners' associations in connection with the development of the Project, for the purpose of providing streets, common areas, parks, water, waste water and sewage treatment facilities, hillside and other areas, and similar land and improvements.

               "DEED OF TRUST" shall mean, for each Qualified Project entered into the Borrowing Base, a Construction Deed of Trust, Assignment of Leases and Rents and Security Agreement (Including Fixture Filing) executed by Borrower, as trustor, to Title Company, as trustee, and naming Lender as beneficiary, creating a first lien on the Property, the Improvements, and all other buildings, fixtures and improvements now or hereafter owned or acquired by Borrower and situated thereon, and all rights and easements appurtenant thereto. Each Deed of Trust shall secure indebtedness in the Commitment Amount. For purposes of this Agreement, all such deeds of trust securing the Loan shall be referred to individually and collectively in the singular as the "DEED OF TRUST." Upon the closing of the Loan on the Initial Closing Date, a separate Deed of Trust shall encumber all of the Property in each of the Existing Projects that will be added to the Loan. Upon the entry of each Qualified Project into the Borrowing Base, a separate Deed of Trust shall encumber all of the Lots in the applicable Future Project.

        All Lots in a Qualified Project shall be subject to a Tentative Map or a Final Map, and Lender shall have no obligation to make any Advances of Hard Costs for the construction of any Homes in said Qualified Project, unless and until Lender receives evidence satisfactory to Lender in its discretion of the recording of the Final Map for said Qualified Project.

               "DEFAULT INTEREST RATE" shall have the meaning given to such term in the Note.

               "DEVELOPED LOTS" means those certain Lots in a Qualified Project for which all A&D Improvements have been constructed and completed and said Lots are in condition for the construction of Homes thereon.

               "DRAW PERCENTAGE" shall mean (a) for the A&D Improvements, the percentage of completion for said improvements as certified by Borrower in its Borrowing Base Certificate, and (b) for all Home Improvements, the applicable percentage for the subject Improvements pursuant to the Home Construction Draw Schedule attached hereto as EXHIBIT "L".

               "DRAW REQUEST" means a completed, written request for an Advance from Borrower to Lender, which request shall be in form reasonably satisfactory to Lender, and shall be accompanied by such other documents and information as Lender may require or specify from time to time.

               "EBITDA" means, with respect to any Person (or any asset of any Person) for a period, an amount equal to the earnings of such Person before the payment of interest expenses, taxes, depreciation expenses and amortization costs. The EBITDA of a Person shall be adjusted to reflect the Person's allocable share of such amounts from any Person (or asset of any Person) the accounts of which are not consolidated with the financial statements of the first Person in accordance with GAAP, but only to the extent that such amounts could have been paid to such Person.

               "ENGINEER" shall mean the engineer for each Qualified Project to be financed hereunder, which engineer shall be reviewed and approved by Lender in its discretion. For purposes of this Agreement, all such engineers shall be referred to individually and collectively in the singular.

               "ENGINEERING CONTRACT" shall mean any agreement between the Engineer and Borrower for each Qualified Project to be financed by a Loan to be made hereunder. For purposes of this Agreement, all such agreements shall be referred to individually and collectively in the singular.

               "ENTITLED LAND" means those portions of the Land for which Borrower has satisfied the conditions set forth in Section 4.2 and with respect to which Borrower has not yet satisfied the conditions precedent for inclusion in the Borrowing Base as Lots Under Development.

               "ENVIRONMENTAL INDEMNITY" means, for each Qualified Project, that certain Environmental Indemnity executed by Borrower, which indemnity shall be in form and content acceptable to Lender in its discretion.

               "ERISA" means the Employee Retirement Income Security Act of 1974 and the regulations and published interpretations thereunder, as in effect from time to time.

               "EVENT OF DEFAULT" shall mean all of the events described in
        Section 8.1.

               "EXCESS SALES PROCEEDS" shall mean the difference, if any, between the Net Sales Proceeds received by Borrower in connection with the sale a Lot or Home and the Maximum Allowed Advance amount for the Lot or Home being sold.

               "EXISTING PROJECT" shall mean each of the nine (9) Qualified Projects for which Project Loans will be made hereunder as of the Initial Closing Date. The Existing Projects to be added to the Loan as of the Initial Closing Date are listed below:


--------------------------------------------------------------------------------------------------
  PROJECT NAME     RAW LAND    ENTITLED     LOTS UNDER    DEVELOPED      HOMES         TOTAL
                                 LAND        DEVELOP.       LOTS                    LOTS/HOMES
--------------------------------------------------------------------------------------------------
Oakhurst               0                         0            0           33             33
Diablo Village
--------------------------------------------------------------------------------------------------
Lyon Woodfield         0                        81            0            0             81
--------------------------------------------------------------------------------------------------
Sycamore Ranch        89                         8            0           20            117
--------------------------------------------------------------------------------------------------
Meadowlark             0                         0            6           13             19
Loma Real
--------------------------------------------------------------------------------------------------
Crown Ridge            0                         0            36          35             71
--------------------------------------------------------------------------------------------------
Rio del Verde          0                        17            0           12             29
--------------------------------------------------------------------------------------------------
Kingsway Ridge         0                        70            0           14             84
Series 1
--------------------------------------------------------------------------------------------------
Kingsway Ridge         0                        59            0           14             73
Series 2
--------------------------------------------------------------------------------------------------
Summerlin in           0                        93            0            3             96
the Gardens
--------------------------------------------------------------------------------------------------
TOTALS                89                        328           42          149           603
--------------------------------------------------------------------------------------------------

               "EXTENSION CONDITIONS" shall mean (a) at the time the applicable notice of such extension is given to Lender and at the time of such extension, no Event of Default, or no Unmatured Event of Default, shall have occurred and be continuing; and (b) there shall have been no Material Adverse Change in the financial condition of Borrower since the Initial Closing Date.

               "FINAL MAP" shall mean the final tract or plat map for the Property for each Qualified Project to be financed by a Project Loan to be made hereunder, which map shall be in form and content acceptable to Lender in its discretion.

               "FINANCING STATEMENT" shall mean, for each Qualified Project to be entered into the Borrowing Base to be made hereunder, a UCC-1 financing statement executed by Borrower, as debtor, in favor of Lender, as secured party, perfecting Lender's security interest in the Collateral now owned or hereafter acquired by Borrower. The Financing Statement shall be in form and content satisfactory to Lender, and shall be filed in the Office of the Secretary of State of the State in which the subject Collateral is located (and in such other offices for recording or filing such statements in such jurisdictions as Lender shall require to perfect Lender's security interest or reflect such interest in appropriate public records). For purposes of this Agreement, all such financing statements shall be referred to individually and collectively in the singular.

               "FIRST PAYMENT DATE" shall mean the first day of the first Calendar Month after the Closing Date or, in Lender's sole discretion, the first day of the second Calendar Month after the Closing Date.

               "FIXED CHARGE COVERAGE" shall mean a Person's EBITDA divided by Interest Incurred.

               "FORCE MAJEURE EVENT" shall mean acts of God or the elements, including fire, flood, windstorm, hailstorm, earthquake and lightning, acts of war, riot or civil insurrection, and strikes, labor disputes, delays in delivery of materials and disruption of shipping (to the extent such strikes, labor disputes, delays in delivery of materials and disruption of shipping affect not only Borrower but also similarly situated real estate owners and/or contractors in the vicinity of the Property, or are otherwise not the result of an intentional or grossly negligent act or failure to act by Borrower); provided, however, that inclement weather shall be considered a Force Majeure Event only to the extent it is significantly more severe than typical for the location and time of year in which such inclement weather occurred.

               "FUTURE PROJECT" shall mean each Qualified Project for which a Project Loan will be made hereunder after the Initial Closing Date.

               "GAAP" means generally accepted accounting principles consistently applied.

               "GEOGRAPHIC CONCENTRATION LIMITATION" shall have the meaning given to such term in the Maximum Aggregate Loan Allocation(s).

               "GOVERNMENTAL AUTHORITY" means any government, any court, and any agency, authority, body, bureau, department, or instrumentality of any government.

               "HARD COSTS" means, for each Qualified Project to be financed hereunder, the onsite cost of labor and materials directly related to the construction of the Improvements, including the A&D Improvements and each Home as set forth in the A&D Budget and Home Construction Budget, as applicable, including without limitation construction costs, which costs shall be subject to Lender's review and approval and shall specifically exclude costs to be funded from general budget categories for overhead, supervision, general and administrative, and marketing expenses, and shall also not include any costs and expenses related to upgrades, options or decorator items; provided, however, that with respect to any Model Home, Hard Costs may include costs and expenses related to upgrades, options or decorator items as may be approved by Lender.

               "HOME" or "UNIT" shall mean, for each Qualified Project to be financed hereunder, a single family dwelling unit which shall be a Spec, Presold or Model Home to be constructed on the Property of any one (1) of the model, design and type generally described in the Plans and Specifications for the applicable Project, including any furniture, furnishings, fixtures and equipment to be installed therein as shown on said Plans and Specifications. A Home may include an attached unit, which shall include any completed Home that is designed pursuant to the Plans and Specifications to share at least one (1) common wall with another Home. Homes may be entered into the Borrowing Base upon confirmation of trenching by Lender.

               "HOME CONSTRUCTION BUDGET" shall mean, for each Qualified Project in which Homes are to be constructed that are to be financed hereunder, the detailed line-item cost breakdown and budget for the Presold, Spec and Model Homes approved by Lender, which budget shall be comprised of the Lot Release Price for the release of the Lot into the Loan for the construction of a Home thereon, and the Hard Costs and Soft Costs for the Home to be constructed on said Lot, and which budget shall be in conformity with the sources and uses of funds for the Presold, Spec and Model Homes as approved by Lender in its sole discretion. For purposes of this Agreement, all such budgets shall be referred to individually and collectively in the singular.

               "HOME ADVANCE MATURITY DATE(S)" shall mean the term in which a Home may remain in the Borrowing Base for the purposes of calculating the Borrowing Availability:

                      (a) With respect to Presold or Spec Homes, twelve (12)
               Calendar Months after the initial entry of such Presold or Spec Home into the Borrowing Base;

                      (b) With respect to Model Homes, twenty-four (24) Calendar
               Months after the initial entry of such Model Home into the Borrowing Base (provided, however, that said maturity date may be extended for a six-month period if Borrower is in compliance with the Extension Conditions).

               "IMPROVEMENTS" means, for each and every Qualified Project to be financed hereunder, the improvements to be made on the Land (or applicable portion thereof), which shall include all construction and development of the infrastructure and all other housing improvements made in preparation for the development and marketing of the Land (or applicable portion thereof).

               "INITIAL CLOSING DATE" shall mean the date on which the Deeds of Trust for the Existing Projects are recorded and the Loan is closed.

               "INITIAL LINE MATURITY DATE" shall mean twenty-four (24) Calendar Months after the date of this Agreement (i.e., September 21, 2002).

               "INITIAL LINE TERM" shall mean that certain twenty-four (24) Calendar Months commencing on the Initial Closing Date and ending on the Initial Line Maturity Date (i.e., September 21, 2002).

               "INTANGIBLE ASSETS" means all intangible assets of Borrower under GAAP, including without limitation copyrights, franchises, goodwill, licenses, loan origination fees, non-competition agreements, conveyance/organization/formation costs (to the extent required to be capitalized under GAAP), patents, service marks, service names, trademarks, trade names, write up in the book value of any asset in excess of the acquisition cost of the asset, any amount (however designated on the balance sheet) representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of Borrower, loans and advances to partners/employees/affiliates of Borrower, unamortized leasehold improvement expenses not recoverable at the end of the lease term, and unamortized Debt discount and deferred discount.

               "INTEREST INCURRED" shall mean, for any period, the sum of all interest incurred by a Person on a consolidated basis during such period, whether capitalized or expensed.

               "INTEREST RATE" shall mean the rate of interest set forth in the Note.

               "LAND" or "PROPERTY" means that certain real property more particularly described on EXHIBITS "A-1" through "A-8" attached hereto, and all other real property for each and every real property and all improvements located or to be constructed thereon located in each and every County for each Qualified Project to be financed by a Loan to be made hereunder. For purposes of this Agreement, all such properties shall be referred to individually and collectively in the singular.

               "LETTER OF CREDIT" shall mean any letter of credit to be issued by Lender under the Letter of Credit Line.

               "LETTER OF CREDIT ADVANCE" shall mean each and every Advance of Loan funds to be made by Lender if there is any draw upon any Letter of Credit issued pursuant to this Agreement.

               "LETTER OF CREDIT FEE" means that certain fee due and payable by Borrower on each Letter of Credit issued hereunder, which fee shall be calculated at the rate of one percent (1.00%) per annum on the face amount of the Letter of Credit, and said fee shall be payable as a condition to the issuance of each Letter of Credit and on each twelve-month anniversary of the issuance date of said Letter of Credit, if said Letter of Credit is to be extended beyond a twelve-month term.

               "LETTER OF CREDIT REQUEST" means each and every request by Borrower for the issuance of a Letter of Credit hereunder, which request shall be in the form attached hereto as EXHIBIT "C".

               "LETTER OF CREDIT LINE" shall mean that certain line of credit to be provided under the Loan for the purposes set forth in Section 2.3 of this Agreement, which line of credit shall not exceed at any time the sum of Five Million Dollars ($5,000,000.00) ("LOC TOTAL COMMITMENT AMOUNT"). The Letter of Credit Line shall be a revolving line of credit. Prior to the Maturity Date, the Letter of Credit Line may be drawn, repaid and drawn again through individual Advances in repetition, subject to the limitations herein, so long as:

                      (1) The sum of (a) the amounts outstanding on the Letter
               of Credit Line, and (b) the cumulative Letter of Credit Line amounts that are committed but not yet advanced on the Letter of Credit Line, never exceed the LOC Total Commitment Amount; and

                      (2) The sum of (a) the amounts outstanding on the Loan,
               and (b) the cumulative Loan amounts that are committed but not yet advanced on the Loan, never exceed the Commitment Amount; and

                      (3) No Event of Default has occurred and is continuing.

        Upon the Maturity Date, if the Loan is not renewed as provided herein, the Letter of Credit Line shall be repaid during the Reduction Period as set forth herein.

               "LOC MAXIMUM COMMITMENT AMOUNT" shall mean the amount committed under each Letter of Credit, which sum shall not exceed the sum equal to
        (a) Five Million Dollars ($5,000,000.00), less (b) any committed portion of the Letter of Credit Line that Borrower has requested and Lender has approved in its discretion be available for disbursement under the Loan.

               "LOC TOTAL COMMITMENT AMOUNT" shall mean the sum of all amounts committed under any Letters of Credit issued hereunder plus all Letter of Credit Advances in the aggregate, which sum shall not exceed Five Million Dollars ($5,000,000.00).

               "LIEN OR ENCUMBRANCE" and "LIENS AND ENCUMBRANCES" mean, respectively, each and all of the following: (i) any lease or other right to use; (ii) any assignment as security, conditional sale, grant in trust, lien, mortgage, pledge, security interest, title retention arrangement, other encumbrance (voluntary or involuntary), stop notice, or other interest or right securing the payment of money or the performance of any other liability or obligation, whether voluntarily or involuntarily created and whether arising by agreement or under any law, ordinance, regulation, or rule (federal, state, or local); and (iii) any option, right of first refusal, or other right to purchase.

               "LIQUIDITY" shall mean the amount of any Person's unencumbered cash, marketable securities, undrawn availability under lines of credit and unencumbered cash equivalents, as determined in accordance with GAAP.

               "LOAN BALANCE" means an amount, at any point in time, equal to
        (a) the sum of all outstanding Advances disbursed under the Loan, after giving effect to any borrowings and prepayments or repayments of Advances occurring prior thereto, PLUS (b) with respect to all outstanding Letters of Credit issued hereunder, the aggregate amount of all said Letters of Credit and all unreimbursed Letter of Credit Advances.

               "LOAN" means the revolving line of credit from Lender to Borrower described in this Agreement, which Loan shall include all the aggregate of all Project Loans made and all Letters of Credit issued hereunder.

               "LOAN ALLOCATION" shall mean:

                      (a) With respect to each Lot to be constructed in a
               Qualified Project, the lesser of:

                             (1) the pro rata sum of the costs to be advanced by
               Lender as shown in the A&D Budget delivered to Lender with respect to such Lot; or

                             (2)    the Maximum Allowed Advance for said Lot.

                      (b) With respect to each Home to be constructed in a
               Qualified Project, the lesser of:

                             (1) the sum of the costs to be advanced by Lender
               as shown in the Home Construction Budget delivered to Lender with respect to such Home; or

                             (2)    the Maximum Allowed Advance for said Home.

               "LOAN DOCUMENTS" means this Agreement, the Note, the Deeds of Trust, the Environmental Indemnities and other Security Documents, and all other guaranties, agreements, documents, or instruments signed by Borrower and evidencing, guarantying, securing or containing agreements with respect to any and all Advances made hereunder, as such agreements, documents, and instruments may be amended, modified, extended, renewed, or supplemented from time to time.

               "LOAN PAYMENT DATE" means the first day of each Calendar Month after the Closing Date provided, however, that at Lender's option, the First Payment Date may be the first day of the second calendar month after the Closing Date.

               "LOAN TERM" means the period commencing with the Closing Date and ending on the applicable Maturity Date.

               "LOT ADVANCE MATURITY DATE(S)" shall mean the term in which a Lot may remain in the Borrowing Base for the purposes of calculating the Borrowing Availability:

                      (a) With respect to Developed Lots, twenty-four (24)
               Calendar Months after the initial entry of such Developed Lots into the Borrowing Base (less any time that has elapsed from the entry of said Lots into the Borrowing Base as either Lots Under Development and/or Entitled Land to the date of entry into the Borrowing Base as Developed Lots);

                      (b) With respect to Lots Under Development, twelve (12)
               Calendar Months after the initial entry of such Lots Under Development into the Borrowing Base (less any time that has elapsed from the entry of said Lots into the Borrowing Base as Entitled Land to the date of entry into the Borrowing Base as Lots Under Development) (provided, however, that said maturity date may be extended for a six-month period if over fifty percent (50%) of the total Lots Under Development under the subject Qualified Project have become Developed Lots prior to said maturity date and Borrower is in compliance with the Extension Conditions); or

                      (c) With respect to Entitled Land, nine (9) Calendar
               Months after the initial entry such Entitled Land into the Borrowing Base.

               "LOT CONCENTRATION LIMITATION" shall have the meaning given to such term in the Maximum Aggregate Loan Allocation(s).

               "LOTS" means, with respect to each Qualified Project to be financed hereunder, one (1) or more than one (1) of the lots into which the subject Property is to be or has been divided, as set forth on the Final Map.

               "LOTS UNDER DEVELOPMENT" means a portion of the Land for which Borrower has satisfied the conditions set forth in Section 4.3.

               "MATERIAL ADVERSE CHANGE" means any change in the assets, business, financial condition, operations, or results of operations of Borrower or any Project or any other event or condition that in the reasonable opinion of Lender (i) is reasonably likely to affect in a material adverse respect the likelihood of performance by any Borrower of any of the obligations in the Loan Documents, (ii) is reasonably likely to affect in a material adverse respect the ability of any Borrower to perform any of the Obligations in any of the Loan Documents,
        (iii) is reasonably likely to affect in a material adverse respect the legality, validity, or binding nature of any of the Obligations in the Loan Documents or any lien, security interest, or other encumbrance securing any of the Obligations under the Loan Documents, or (iv) could affect the priority of any lien or encumbrance securing any of the Obligations in the Loan Documents.

               "MATURITY DATE" means (a) the Initial Line Maturity Date -- i.e., September 21, 2002, subject to the extension of the maturity of the Loan during the

        Reduction Period as set forth in Section 2.1.3 below, or (b) such earlier date upon the acceleration of the repayment of the Loan as provided in the Loan Documents after the occurrence of the Event of Default.

               "MAXIMUM ALLOWED ADVANCE" shall have the following meanings:

               - ENTITLED LAND: The sum of all Advances and Reserved Allocations committed but not disbursed for said Lots shall not exceed the lesser of (i) fifty percent (50%) of Total Project Costs, or (ii) fifty percent (50%) of the Appraised Value for said Land, subject to Lender's approval.

               - LOTS UNDER DEVELOPMENT: The sum of all Advances and Reserved Allocations committed but not disbursed for said Lots shall not exceed the lesser of (i) seventy percent (70%) of Total Project Costs, or (ii) seventy percent (70%) of the Bulk Finished Lot Value for said Lots, subject to Lender's approval.

               - DEVELOPED LOTS: The sum of all Advances and Reserved Allocations committed but not disbursed for said Lots shall not exceed the lesser of (i) seventy percent (70%) of Total Project Costs, or (ii) seventy percent (70%) of the Bulk Finished Lot Value for said Lots, subject to Lender's approval.

               - SPEC HOMES: The sum of all Advances and Reserved Allocations committed but not disbursed for said Homes shall not exceed the lesser of (i) eighty-five percent (85%) of Total Project Costs, or (ii) seventy-five percent (75%) of the Base Appraisal for said Homes, subject to Lender's approval.

               - PRESOLD HOMES: The sum of all Advances and Reserved Allocations committed but not disbursed for said Homes shall not exceed the lesser of (i) ninety percent (90%) of Total Project Costs, or (ii) eighty percent (80%) of the Base Appraisal for said Homes, subject to Lender's approval.

               "MAXIMUM AGGREGATE LOAN ALLOCATION(S)" shall mean each and every one of the following:

                   (a) With respect to all Qualified Projects included in the
               Borrowing Base (collectively or individually "GEOGRAPHIC CONCENTRATION LIMITATION"):

                       (1) The aggregate Loan Allocations for all Lots and/or
               Homes for Qualified Projects (whether Advances have been made and/or have been committed but have not yet advanced) located in the State of Arizona shall not exceed the sum of Twelve Million Five Hundred Thousand Dollars ($12,500,000.00); and/or

                       (2) The aggregate Loan Allocations for all Lots and/or
               Homes for Qualified Projects (whether Advances have been made and/or have been committed but have not yet advanced) located in the State of Nevada shall not exceed the sum of Twelve Million Five Hundred Thousand Dollars ($12,500,000.00).

                   (b) With respect to all Lots to be included in the Borrowing
               Base, the aggregate Loan Allocations for all Entitled Land, Lots Under Development and Developed Lots for all Qualified Projects (whether Advances have been made and/or have been committed but have not yet advanced) shall not exceed the sum of Sixteen Million Dollars ($16,000,000.00) ("LOT CONCENTRATION LIMITATION").

                   (c) With respect to all Spec Homes to be included in the
               Borrowing Base ("SPEC HOME CONCENTRATION LIMITATION"):

                       (1) For all Qualified Projects financed hereunder, the
               aggregate Loan Allocations for all Spec Homes for all said Projects (whether Advances have been made and/or have been committed but have not yet advanced) shall not exceed the sum of Twelve Million Dollars ($12,000,000.00); and/or

                       (2) For each and every Qualified Project financed
               hereunder, the total number of Spec Homes shall not exceed the lesser of (A) four (4) months' appraised absorption for each said Project, or (B) four (4) months' actual absorption for the subject Project, as determined by Lender from time to time based upon the actual prior six-month Home sales average for said Project.

               "MODEL HOME" shall mean, with respect to each Qualified Project to be financed hereunder, a Home constructed and furnished initially for inspection by prospective purchasers, which Model Home will not be sold until all of the other Homes of its respective plan type in said Project are sold, and which otherwise shall remain as collateral for the Loan until the Loan is paid in full. If permitted by Lender in its sole discretion for any Project, a Model Home may be sold and leased back to Borrower pursuant to a lease that is assigned to Lender and that is acceptable in form and content to Lender and, in such event, said Model Home shall remain as a model for said Project to be used for the marketing of the Project until all Homes in the Project of the same plan type as said Model Home have been sold.

               "NET SALES PROCEEDS" means, for any sale of any portion of the Qualified Project, the gross sales price, less to the extent paid by or charged to Borrower: (a) customary tax prorations; (b) customary real estate brokerage commissions payable to any Person who is neither (i) an Affiliate of Borrower or employed by Borrower, nor (ii) engaged in on-site sales at said Project; and (c) reasonable and customary closing costs, including escrow fees, title insurance premiums, prorations, and recording costs as reflected on the settlement statement and reasonably approved by Lender.

               "NET WORTH" shall mean the amount by which a Person's Total Assets exceeds Total Liabilities less, to the extent included in Total Assets, the sum of:

                      (a) the total book value of all assets of a Person and its subsidiaries properly classified as intangible assets under GAAP, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; PLUS

                      (b) all amounts representing any write-up in the book
               value of any assets of a Person and its subsidiaries resulting from a revaluation thereof subsequent to said Person's balance sheet date.

               "NON-RELATED PARTY" shall mean a person or entity that is not an Affiliate of Borrower, nor an officer of, or parent or subsidiary corporation of a shareholder of Borrower, or any person or entity otherwise controlled directly or indirectly by Borrower or Borrower's shareholders, or a parent or subsidiary corporation or partnership of Borrower or its shareholders.

               "NOTE" means that certain Promissory Note of even date herewith, executed by Borrower and payable to Lender, evidencing Borrower's indebtedness hereunder, as amended, modified, extended, renewed or supplemented from time to time.

               "OBLIGATIONS" means the obligations of Borrower under the Loan Documents.

               "ORGANIZATIONAL DOCUMENTS" shall include Borrower's articles of incorporation and by-laws and any amendments thereto, and any certificates required to be filed by said corporation with any Governmental Authority.

               "PERMITTED EXCEPTIONS" means (i) all items shown in Schedule B
        Part 1 of the Title Policy; (ii) Liens and Encumbrances granted to Lender to secure the Obligations; and (iii) other permitted exceptions pursuant to the Deed of Trust.

               "PERMITTED EXPENSES" shall mean all expenses to be paid or reimbursed for the purposes set forth in Section 2.4.2 that are budgeted by Borrower in any and all Budgets for Project Loans and are budgeted in Borrower's annual business plan submitted to Lender and that are approved by Lender in its sole discretion.

               "PERSON" means a natural person, a partnership, a joint venture, an unincorporated association, a limited liability company, a corporation, a trust, any other legal entity, or any Governmental Authority.

               "PLANS AND SPECIFICATIONS" means, with respect to any Qualified Project financed by a Loan to be made hereunder, the plans and specifications for the construction of the A&D Improvements and/or the Homes, as applicable, that have been approved by Lender pursuant to this Agreement.

               "PLEDGE AGREEMENT" means that certain collateral pledge and assignment of even date herewith by Borrower in favor of Lender pursuant to which Borrower has assigned to Lender all of the Purchase Contracts, Project Revenues and/or Net Sale Proceeds now or hereafter existing, as such assignment may be amended, modified, extended, renewed or supplemented from time to time.

               "PLEDGED ACCOUNT" shall mean the Borrower's Funds Account, which account and all funds deposited and held therein shall be pledged as security for the Loan as provided herein.

               "PRESOLD HOME" shall mean a Home that is subject to:

                      (a) A duly executed Purchase Contract, escrow instructions or deposit receipt without contingencies (other than the sale of an existing residency contingency);

                      (b) A prequalification letter or mortgage commitment from
               an institutional mortgage lender or such other information or verification as Lender may require concerning the ability of the prospective buyer to obtain financing or otherwise acquire the Home; and

                      (c) A cash earnest money deposit or down payment of at
               least Five Thousand Dollars ($5,000.00) (which deposit requirement shall be increased to twenty percent (20%) of the purchase price for said Home if the prospective buyer failed to satisfy the requirement in subsection (b) above).

               "PROJECT" means the Land and the Improvements to be constructed for the development and marketing of a residential subdivision, each of which project shall be acquired, developed and constructed with the proceeds of a Loan to be made hereunder as approved by Lender. No Advances for any Project shall be approved and made unless and until a Tentative Map or Final Map has been recorded for the subject Property. In any event, no Advance shall be made for any Homes to be constructed in a Project unless and until a Final Map has been recorded for the subject Project. For purposes of this Agreement, all such projects shall be referred to individually and collectively in the singular. In the event a Qualified Project is entered into the Borrowing Base prior to the recordation of the Final Map for the applicable Project, Lender shall require, among other things, that an ALTA survey must be delivered to Lender for review and approval and/or Title Company shall agree in writing to issue the required Title Policy with all requested survey endorsements.

               "PROJECT ADVANCE" means an advance of Loan proceeds by Lender to Borrower hereunder for the payment or reimbursement of any Permitted Expenses for Qualified Projects, which advance shall not be a Letter of Credit Advance.

               "PROJECT LOAN" shall mean, for each Qualified Project to be included in the Borrowing Base, the aggregate of all Loan Allocations for all Lots and/or Homes to be included in the Borrowing Base for said Qualified Project. For purposes of this Agreement, all such loans shall be referred to individually and collectively in the singular.

               "PROJECT LOAN REQUEST" means each and every request by Borrower for the inclusion of a Qualified Project into the Borrowing Base, which request shall be in the form attached hereto as EXHIBIT "D".

               "PROJECT MINIMUM STANDARDS" means, with respect to each Qualified Project to be financed hereunder, the requirements of Lender that:

                      (a) The total number of Lots and/or Homes in each
               Qualified Project shall be less than two hundred (200); and

                      (b) The total amount in the A&D Budget for each Qualified
               Project for land acquisition and lot development costs shall be less than $12,000,000.00.

               "PROJECT REVENUES" means all lease or rent payments, profits, proceeds, revenues and receipts received by Borrower or on its behalf in connection with or arising out of the Qualified Projects.

               "PROPERTY" or "LAND" means that certain real property more particularly described on EXHIBITS "A-1" through "A-8" attached hereto, and all other real property for each and every real property and all improvements located or to be constructed thereon located in each and every County for each Qualified Project to be financed by a Loan to be made hereunder. For purposes of this Agreement, all such properties shall be referred to individually and collectively in the singular.

               "PURCHASE CONTRACT" means:

                      (a) For the sale of any Lot or Lots, a bona fide written
               agreement between Borrower and a Non-Related Party (provided that an Affiliate of Borrower may be a purchaser) for sale in the ordinary course of Borrower's business, accompanied by a cash earnest money deposit or down payment in an amount that is customary and is not subject to any contingencies (including without limitation "FREE LOOK" or other similar contingencies related to the sale of other property of the purchaser, but excluding conditions precedent to the closing of any such sale to a Non-Related Party); and/or

                      (b) For the sale of any Home or Homes, a bona fide,
               arm's-length written agreement entered into between Borrower and a Non-Related Party for the sale in the ordinary course of Borrower's business of any Home for a sales price at least equal to the Maximum Allowed Advance. The Sales Agreement shall be conforming to any and all rules or regulations promulgated by any federal, state or local governmental entity with jurisdiction over the subject Project. A Sales Agreement shall be considered "WITHOUT CONTINGENCIES" if the buyer's obligation to purchase is not contingent upon the sale of the buyer's existing residence and provided there are no other contingencies to the buyer's obligation to purchase the Home other than financing, title and inspection contingencies which are normally included in Sales Agreements for newly constructed residences in the Project.

               "QUALIFIED PROJECT" means any Project that satisfies the following conditions:

                      (a) Lender has received a fully completed Project Loan
               Request, which certificate shall be executed by Borrower;

                      (b) Lender has received a fully executed Deed of Trust for the Property included in the Project, which Deed of Trust shall be recorded in the County in which said Property is located;

                      (c) Lender has received a fully executed Environmental
               Indemnity for the Property included in the Project, and has received fully executed Construction Assignments for the Project;

                      (d) Upon recordation of said Deed of Trust, Lender shall
               have received a Title Policy issued by the Title Company; and

                      (e) Lender shall have received, reviewed and approved any
               and all Project information required by Lender hereunder.

               "RAW LAND" means (i) portions of the Land with respect to which all conditions for inclusion in the Borrowing Base as Entitled Land, Lots Under Development or Developed Lots have not been satisfied and
        (ii) portions of the Land which are not designated for development but are reserved as open space or as streets and common areas to be dedicated to homeowners' associations and other Governmental Authorities.

               "REDUCED COMMITMENT AMOUNT" shall mean the mandatory reductions in the Commitment Amount during the Reduction Period, as set forth above.

               "REDUCTION PERIOD" shall mean, as set forth in Section 2.1.7 below, that twenty-four (24) month period during which all existing Qualified Projects entered into the Borrowing Base as of the Initial Line Maturity Date shall remain in the Borrowing Base and during which Lender's obligation to include any enter any new Qualified Projects into the Borrowing Base shall terminate.

               "RELEASE NOTE PAYMENT AMOUNT" shall mean the sum equal to the total Release Price paid to Lender LESS any Excess Sales Proceeds.

               "RELEASE PRICE" means, for all Lots and Homes to be sold and released and hereunder, the greater of (i) one hundred percent (100%) of the Net Sales Proceeds for said Lot or Home, or (ii) the Maximum Allowed Advance for said Lot or Home. In the event the Net Sales Proceeds exceeds the Maximum Allowed Advance for the Lot or Home to be released, the difference between the Net Sales Proceeds and the Maximum Allowed Advance amount ("EXCESS SALES PROCEEDS") shall be deposited into the Borrower's Funds Account for application as provided herein, with the remaining portion of the Release Price ("RELEASE NOTE PAYMENT AMOUNT") to be applied to reduce the outstanding principal balance of the Loan. Any and all Excess Sales Proceeds deposited in the Borrower's Funds Account may be applied by Borrower to repay the outstanding principal balance of the Loan and/or to pay for Permitted Expenses as provided hereinbelow.

               "REQUIRED PRINCIPAL PAYMENT" means (a) in connection with each Release Price paid to Lender in connection with the sale of a Lot or Home, the Release Note Payment Amount (and, if elected by Borrower, any Excess Sales Proceeds deposited into the Borrower's Funds Account) to be applied to the outstanding Loan Balance, and (b) that certain quarterly principal payment to be made during the Reduction Period in order to reduce the outstanding balance of the Loan to an amount not greater than the then-applicable Reduced Commitment Amount.

               "REQUIREMENTS" means any and all obligations, other terms and conditions, requirements, and restrictions in effect now or in the future by which Borrower or any or all of the Project is bound or which are otherwise applicable to any or all of the Project, construction of any improvements thereon, or occupancy, ownership, or use of the Project (including, without limitation. such obligations, other terms and conditions, restrictions, and requirements imposed by: (i) any law, ordinance, regulation, or rule (federal, state, or local); (ii) any Approvals and Permits; (iii) any Permitted Exceptions; (iv) any condition, covenant, restriction, easement, right of way, or reservation applicable to the Land; (v) insurance policies; (vi) any other agreement, document, or instrument to which Borrower is a party or by which Borrower or any or all of the Project or the business or operations of Borrower is bound; or (vii) any judgment, order, or decree of any arbitrator, other private adjudicator, or Governmental Authority to which Borrower is party or by which Borrower or any of the Project is bound).

               "RESERVED ALLOCATION" shall mean, for each Lot and Home included in the Borrowing Base, the difference at any time and from time to time between (i) the Loan Allocation for said Lot or Home LESS (ii) the principal amount with respect to such Lot and Home previously included in an Advance for the acquisition of and/or construction of Improvements on such Lot and Home.

               "SALE DEPOSITS" shall have the meaning given to such term in
        Section 2.1.6 below.

               "SECURITY DOCUMENTS" means the Deeds of Trust, the Pledge Agreement, Account Pledge Agreement, the Construction Assignments, the Financing

        Statements, and such other assignments and security interests as may be required or granted pursuant to the terms of the Loan Documents.

               "SPEC HOME" means any Home in a Qualified Project that is not a Presold Home, including without limitation a Model Home.

               "SPEC HOME CONCENTRATION LIMITATION" shall have the meaning given to such term in the Maximum Aggregate Loan Allocation(s).

               "SOFT COSTS" means, for each Qualified Project to be financed hereunder, the fees and costs that are not directly related to the onsite construction of the A&D Improvements or Homes for said Project, as applicable, which fees and costs shall include any Loan fees, plus any other costs, fees or expenses approved by Lender, including without limitation interest, inspection fees, escrow and title fees, processing and closing fees, wiring fees, legal fees, appraisals and all closing costs, insurance costs, and costs of direct project supervision, and also including without duplication costs to be funded from general budget categories for overhead, supervision, general and administrative, and marketing expenses, provided that the foregoing in the aggregate shall not exceed the amount of the Soft Costs set forth in the A&D Budget or Home Construction Budget, as applicable.

               "SUBSEQUENT CLOSING DATE" shall mean the date on which each Deed of Trust for a Future Project is recorded and a Qualified Project is entered into the Borrowing Base.

               "TAKING" means the taking of any or all of the Project, any interest therein, or any right thereto for public or quasi public use by the power of eminent domain, by condemnation (including, without limitation inverse condemnation), or any event in lieu thereof and any damage to the Project as the result of any taking of any other part of the Project or any property in the vicinity of the Project.

               "TANGIBLE NET WORTH" shall mean a Person's Net Worth less Intangible Assets.

               "TENTATIVE MAP" shall mean the tentative tract map for the Property for each Qualified Project to be financed by a Loan to be made hereunder, which map shall be in form and content acceptable to Lender in its discretion and shall not be subject to any conditions that, in Lender's reasonable judgment, cannot be reasonably satisfied by Borrower.

               "TITLE COMPANY" means Fidelity National Title Insurance Company.

               "TITLE POLICY" means the title insurance policies to be provided by Borrower under Section 4.1.11.

               "TOTAL ASSETS" shall mean all assets of a Person determined in accordance with GAAP. All real estate assets held for development or sale shall be valued on an undepreciated cost basis. The assets of a Person on the financial statements of a

        Person shall be adjusted to reflect such Person's allocable share of such asset, for the relevant period or as of the date of determination, taking into account (a) the relative proportion of each such item derived from assets directly owned by such Person, and (b) such Person's respective ownership interest in its subsidiaries.

               "TOTAL PROJECT COSTS" shall mean:

                      (a) For all Land (including without limitation Entitled
               Land) to be acquired, the sum of all acquisition and other land costs;

                      (b) For all A&D Improvements to be financed hereunder, the sum of the land costs and the total Hard Costs and Soft Costs for the A&D Improvements pursuant to the applicable A&D Budgets; and

                      (c) For all Homes to be financed hereunder, the sum of the
               Hard Costs and Soft Costs for the Homes pursuant to the applicable Home Construction Budgets.

               "TOTAL LIABILITIES" shall be defined in accordance with GAAP and shall include all payable and accruals.

               "TOTAL LIABILITIES-TO-TANGIBLE NET WORTH RATIO" means, with respect to each Person, the ratio of such Person's (a) Total Liabilities to (b) Tangible Net Worth.

               "TOTAL LOT INVENTORY": Borrower shall not own unsold lots under development and unsold developed lots (excluding lots under option agreements) in excess of an aggregate sum equal to two and one-half (2.5) times the number of lot sales and closings over the immediately preceding rolling four (4) Calendar Quarters) for all residential housing projects owned by Borrower.

               "UNMATURED EVENT OF DEFAULT" means any condition or event that with notice, passage of time, or both would, if not cured within the time periods (if any) permitted pursuant to the Loan Documents, be an Event of Default.

        1.2    GENERAL PROVISIONS.

               (a) SINGULAR AND PLURAL TERMS. Any defined term used in the plural in any Loan Document shall refer to all members of the relevant class and any defined term used in the singular shall refer to any number of the members of the relevant class.

               (b) ACCOUNTING PRINCIPLES. Any accounting term used and not specifically defined in any Loan Document shall be construed in conformity with, and all financial data required to be submitted under any Loan Document shall be prepared in conformity with, generally accepted accounting principles applied on a consistent basis.

               (c) EXHIBITS INCORPORATED. All exhibits to this Agreement, as now existing and as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference.

               (d) REFERENCES. Any reference to any Loan Document or other document shall include such document both as originally executed and as it may from time to time be supplemented, modified or amended. References herein to Articles, Sections and Exhibits shall be construed as references to this Agreement unless a different document is named. References to subparagraphs shall be construed as references to the same section in which the reference appears unless a different section is named.

               (e) OTHER TERMS. The term "document" is used in its broadest sense and encompasses agreements, certificates, opinions, consents, instruments and other written material of every kind. The terms "including" and "include" mean "including (include) without limitation." The term "or" is not exclusive. The requirement that any party "deliver" any item to another party shall be construed to require that the first party "deliver or cause to be delivered" such item to the second party. The term "any," as a modifier to any noun, shall be construed to mean "any or all" preceding the same noun in the plural. The term "agreement" includes both written and oral agreements. The terms "law" and "laws," unless otherwise modified, mean, collectively, all federal, state and local laws, rules, regulations, codes and administrative and judicial precedents. The terms "herein," "hereunder" and other similar compounds of the word "here" refer to the entire document in which the term appears and not to any particular provision or section of the document. The use of the pronoun "its" shall be deemed to also refer to "his," "hers," "its," or "theirs." This Section 1.2 shall apply to all of the Loan Documents and the Indemnity.

               (f) HEADINGS. Section and section headings are included in the Loan Documents for convenience of reference only and are not part of the Loan Documents for any other purpose.

               (g) OTHER DOCUMENTS. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, this Agreement shall prevail.

               (h) INTENTION. The provisions of this Article 1 shall not apply in any instance where a different meaning, construction or reference is clearly intended.

               (i) RECITALS. Borrower has applied to Lender for the Loan for the purpose of developing the Qualified Projects. Lender is willing to make such Loan to Borrower on the terms and subject to the conditions contained in this Agreement and the other Loan Documents.

2. BORROWING BASE.

        2.1 LOAN FACILITY.

            2.1.1 COMMITMENT.

                      (a) AMOUNT OF COMMITMENT. Subject to the terms and conditions of this Agreement, Lender agrees to make Advances and/or issue Letters of Credit from time to time until the Maturity Date up to the maximum amount of the Borrowing Availability, provided that the aggregate amount of all Loan Allocations and Letters of Credit outstanding and committed at any time and from time to time, shall not exceed the least of (i) the Commitment Amount, or (ii) the Borrowing Availability at such time, or (iii) the Maximum Allowed Advances for all Homes and Lots to be entered into the Loan PLUS the LOC Total Commitment Amount.

                      (b) USE OF LOAN PROCEEDS. Proceeds of Advances may be used only for the purpose paying and/or reimbursing Permitted Expenses as described in Section 2.4.2 below.

                      (c) REVOLVING LINE OF CREDIT. Advances shall be on a revolving basis. Advances repaid may be re-borrowed subject to the terms and the conditions herein. Although the outstanding principal of the Note may be zero from time to time, the Loan Documents shall remain in full force and effect until the Commitment terminates and all other Obligations are paid and performed in full.

                      (d) SUSPENSION OR TERMINATION OF COMMITMENT. Upon the occurrence of an Unmatured Event of Default or an Event of Default and so long as such Unmatured Event of Default or Event of Default continues, Lender in its absolute and sole discretion, and without notice, may suspend the commitment to make Advances. In addition, upon the occurrence of an Event of Default, Lender in its absolute and sole discretion, and without notice, may terminate the commitment to make Advances. The obligation of Borrower to repay Advances shall be evidenced by the Note.

               2.1.2  PURPOSE OF THE LOAN.

                      (a) The purpose of this Agreement is to set forth the general terms and conditions for the entry of Qualified Projects into a borrowing base revolving line of credit loan in the total sum of Forty Million Dollars ($40,000,000.00), which line of credit is being extended to provide funding for the acquisition, development and construction of current and future residential home projects by Borrower. This Agreement
        (i) shall set forth the basic approval requirements for said Projects,
        (ii) shall set forth the basic terms and conditions for the disbursement of Loan funds for said Projects, and (iii) establishes a revolving line of credit under which Advances may be made, repaid and made again, subject to the aggregate loan limits and time limits set forth herein.

                      (b) The Loan is being made for the purpose of (i) providing financing for Existing Projects, and (ii) providing financing for Future Projects, and (iii) providing a Letter of Credit facility for the issuance of Letters of Credit for future residential projects to be owned and developed by Borrower. Each new

        Qualified Project submitted for inclusion in the Loan shall be presented to Lender for approval in compliance with the requirements of Section
        2.1.4 below. No new Qualified Project will be approved for inclusion in the Borrowing Base after the Initial Line Maturity Date.

                      (c) For each Qualified Project which is approved for financing hereunder, (i) a single Deed of Trust shall be executed to secure any and all such credit facilities, and (ii) any and all Project Loans shall be cross-defaulted and cross-collateralized.

               2.1.3. PURPOSE OF THE PROJECT LOANS. Each Advance made for the Qualified Projects included within the Borrowing Base from time to time shall be for the purpose of paying for or reimbursing Borrower for certain costs and expenses incurred in connection with the acquisition of Land and the construction of A&D Improvements, Presold, Spec and/or Model Homes thereon and for other costs and expenses incidental to said Qualified Projects, as more particularly provided in this Agreement. This Loan shall constitute a revolving line of credit, and all Qualified Projects included in the Borrowing Base shall satisfy the Project Minimum Standards.

                      (a) REVOLVING LINE OF CREDIT. During the Loan Term, Advances for Qualified Projects may be drawn, repaid and drawn again through individual Advances in repetition, subject to the limitations herein, so long as (i) any Advance requested hereunder shall not exceed the Borrowing Availability as of the date said Advance is requested, and
        (ii) the aggregate Loan Allocations for the Lots and Homes included in the Qualified Projects shall, never exceed the Maximum Aggregate Loan Allocations, and so long as no Event of Default has occurred and is continuing.

                      (b) CONTINUATION OF REVOLVING LINE AFTER INITIAL LINE MATURITY DATE. After the Initial Line Maturity Date, no new Project will be approved to be a Qualified Project for entry into the Borrowing Base, but Advances for all Qualified Projects included in the Borrowing Base as of the Initial Line Maturity Date may continue to be drawn to complete all Improvements remaining to be constructed as part of said Qualified Projects, subject to the limitations herein.

                      (c) EVIDENCE OF LOAN ADVANCES. Amounts outstanding under the Loan shall be evidenced by the Note and shall be secured by the Deed of Trust. Loan Advances for each Qualified Project shall be charged and funded under the Note. In the event of any inconsistency between the Note and this Agreement, the provisions of this Agreement shall prevail.

                      (d) REDUCTION OF BORROWING AVAILABILITY FOR NON-COMPLIANCE WITH MAXIMUM AGGREGATE LOAN ALLOCATIONS. Notwithstanding any other provision of this Agreement to the contrary, in the event that the aggregate Loan Allocations for the Lots and Homes included in the Qualified Projects exceeds any Maximum Aggregate Loan Allocation, then the Borrowing Availability shall be reduced in the amount by which said Loan Allocations exceeds any Maximum Aggregate Loan Allocation.

               2.1.4 APPROVAL OF QUALIFIED PROJECTS. Subject to the terms and conditions of this Agreement, Lender agrees to include Qualified Projects into the Borrowing Base, as said Projects are approved by Lender in its discretion during the Loan Term. Each Qualified Project shall be in compliance with the Project Minimum Standards. Lender shall have no obligation to approve of any Qualified Project unless and until:

               (a) TRACT MAP(S). Borrower has provided Lender with an approved Tentative Map or recorded Final Map for said Project to be financed. Provided, however, that notwithstanding any provision of this Agreement to the contrary, Lender may agree to enter a Qualified Project into the Borrowing Base prior to the recordation of the Final Map, but Lender shall have no obligation to disburse any Loan funds for any Hard Costs for any Home Improvements to be constructed as part of said Qualified Project unless and until the Final Map for the Qualified Project is recorded with the Official Records of the County. In the event a Qualified Project Loan is entered into the Borrowing Base prior to the recordation of the Final Map for said Qualified Project, Lender shall require, among other things, that an ALTA survey must be delivered to Lender for review and approval and/or Title Company shall agree in writing to issue the required Title Policy with all requested survey endorsements.

               (b) PROJECT LOAN INFORMATION. Borrower shall have submitted for Lender's review and approval in its sole and absolute discretion:

                   (i) A fully-completed and executed Project Loan Request; and

                   (ii) To the extent said information is available for the A&D Improvements and/or Home Improvements to be constructed as part of the Qualified Project as of the date of entry into the Borrowing Base --

                             (A) Copies of the Plans and Specifications,
               Architect's Agreement, Construction Contract, Engineering Contract, and all other agreements, entitlements, CC&Rs, preliminary title report, permits, licenses and approvals concerning said Project submitted for approval;

                             (B) All cost breakdowns for the Improvements to be
               constructed as part of the Qualified Project as of the date of entry into the Borrowing Base;

                             (C) Project sources and uses of funds, Project
               economics and feasibility, market data and other similar information concerning said Qualified Project as reasonably requested by Lender;

                      (v) Any and all of the applicable information concerning the Project set forth in EXHIBIT "D" and EXHIBIT "K" attached hereto; and

                      (vi) All other information reasonably requested by Lender. Each Project Loan Request submitted for approval by Borrower shall comply with all approval requirements set forth herein.

               (c) ADDITIONAL PROJECT REQUIREMENTS. Lender shall have no obligation to enter any Qualified Project into the Borrowing Base if (i) there is a continuing Unmatured Event of Default or Event of Default, and/or (ii) if the entry of said Qualified Project into the Borrowing Base would violate any of the Maximum Aggregate Loan Allocation limitations. In the event Borrower seeks approval of the entry of a Qualified Project into the Borrowing Base under terms and conditions different from those approval terms set forth herein, then Lender shall review and approve or disapprove of such Qualified Project pursuant to Lender's underwriting guidelines in effect at the time of such application for approval.

               2.1.5 INTEREST PAYMENTS. Interest on the unpaid outstanding principal amount of the Loan shall accrue at the Interest Rate(s) specified in the Note.

                      (a) PAYMENT. Interest at the Interest Rate shall accrue on the outstanding and unpaid balance, if any, of the Advances made hereunder, commencing on the date of each Advance under the Loan, until repaid. Interest accruing under the Note shall be due and payable on each Loan Payment Date, commencing on the First Payment Date, until repayment in full, together with all other sums owed to Lender pursuant to any Loan Document.

                      (b) RATE AFTER DEFAULT. Upon and after the occurrence of an Event of Default hereunder or under any of the Loan Documents, at the option of Lender, the outstanding principal balance of the Loan shall bear interest, payable on demand, at a rate per annum equal to the Default Interest Rate. The application of the Default Interest Rate shall not be interpreted or deemed to extend any cure period set forth in this Agreement or otherwise to limit any of Lender's remedies under this Agreement or any of the other Loan Documents.

                      (c) COMPUTATION OF INTEREST. Interest shall be calculated on a 360-day year for all Advances, but, in any case, shall be computed for the actual number of days in the period for which interest is charged, which period shall consist of 365 days on an annual basis. If any payment of interest under the Note would otherwise be due on a day which is not a Business Day, the payment instead shall be due on the next succeeding Business Day and such extension of time shall be included in computing the interest due in respect of said payment.

                      (d) NO DEDUCTIONS. All payments of principal or interest under the Note shall be made without deduction of any present and future taxes, levies, deductions, charges or withholding, which amounts shall be paid by Borrower. Borrower will pay the amounts necessary such that the gross amount of the principal and interest received by Lender is not less than that required by the Note.

                      (e) ORDER OF APPLICATION. Any payments received by Lender will be applied as set forth herein and in the Note.

                      (f) INTEREST RESERVE; OTHER AMOUNTS. Borrower hereby authorizes Lender to disburse the proceeds of the Loan to pay interest accrued on the Loan and other expenses set forth in the A&D Budget and the applicable Home

        Construction Budgets, notwithstanding that Borrower may not have requested a disbursement of such amount. The authorization hereby granted shall be irrevocable and at Lender's discretion, and no further direction or authorization from Borrower shall be necessary for Lender to make such disbursements. Nothing contained herein shall be deemed to obligate Lender to make such disbursements to pay interest beyond the portions of any Project Loan specifically allocated to the payment of interest under an approved Budget.

                      (g) FULL RECOURSE; PAYMENTS. The Loan shall be full recourse against Borrower. All amounts payable by Borrower on or with respect to the Loan, or pursuant to the terms of any other Loan Documents, shall be paid in lawful money of the United States of America to Lender at Central Note Department, P.O. Box 420159, San Diego, California 92142-0159, in same day funds, not later than 11:00 a.m. (California time) on the date due.

               2.1.6  PRINCIPAL PAYMENTS.

                      (a) BULK SALE OF LOTS. Borrower shall cause to be delivered through any sale escrow to Lender, and shall pledge as additional collateral for the Loan, any deposits (collectively "SALE DEPOSITS") to be received by Borrower in connection with Borrower's bulk sale of any Lots (each, a "BULK LOT SALE") pursuant to a Purchase Contract for the bulk sale of said Lots. All Sale Deposits shall be deposited and held in the Borrower's Funds Account and shall be applied by Lender for the payment of the Obligations as provided in this Agreement. In the event that any Bulk Lot Sale is terminated and any Sale Deposit previously paid to Lender is to be returned to a Non-Related Party pursuant to the terms of a Purchase Contract, then Borrower may include in its Draw Request funds to pay all or a portion of said Sale Deposit to said Non-Related Party, provided there is no Event of Default and sufficient Loan funds are available under the Borrowing Availability.

                      (b) SALE AND RELEASE OF LOTS AND HOMES. Immediately upon the sale and closing of Lots and Homes, Borrower shall pay to Lender any and all Release Prices payable under Section 3.2 below, which proceeds shall be applied by Lender as follows: (i) the Release Note Payment Amount (and, if elected by Borrower, any Excess Sales Proceeds obtained from said sale) shall be applied to repay sums due and owing under the Note; and (ii) the Excess Sales Proceeds shall be deposited into the Borrower's Funds Account to be included in the Borrowing Availability and applied as set forth herein.

                      (c) REQUIRED PRINCIPAL PAYMENTS DURING THE REDUCTION PERIOD. During the Reduction Period, commencing with the first Loan Payment Date occurring on or after the end of the first Calendar Quarter following the Initial Line Maturity Date and continuing at the end of each Calendar Quarter thereafter, Borrower shall make any Required Principal Payment necessary to reduce the outstanding Loan Balance to a sum not in excess of the then-applicable Reduced Commitment Amount.

                      (d) VOLUNTARY LOAN PREPAYMENT. Borrower shall have the right to prepay the Loan, in whole or in part, at any time, without premium or penalty, provided that Borrower must pay, together with any prepayment, all accrued but unpaid interest upon the principal so prepaid. Prior to the Initial Line Maturity Date, no prepayment of the Loan shall reduce the Commitment Amount, unless Borrower relinquishes in writing its right to obtain an Advance of all or any of the amount so prepaid; during the Reduction Period, principal payment(s) may be required as provided herein to reduce the Loan Balance to the applicable Reduced Commitment Amount.

                      (e) PAYMENTS OF PRINCIPAL AND INTEREST TO BALANCE THE LOAN. Principal and interest shall be payable in accordance with the terms of the Note; provided, however, that in addition to payments required pursuant to the terms of the Note, if for any reason at any time the outstanding principal amount of Advances under the Loan exceeds the Available Commitment, Borrower shall make a payment to Lender in an amount equal to such excess principal amount within the earlier of (a) one (1) Business Day after notice from Lender, (b) five (5) days after delivery of a Borrowing Base Certificate and/or other financial reports of Borrower reflecting that such a payment is due, and (c) five (5) days after Lender notifies Borrower (which notice may be oral, to be followed promptly by written notice setting forth the Lender's calculations) of Lender's determination of the Borrowing Base and Borrowing Availability pursuant to Section 2.2.3. Any funds paid hereunder shall be applied by Lender to the outstanding principal balance of the Loan.

               2.1.7  LOAN TERM.

                      (a) Upon the Initial Line Maturity Date, Lender and Borrower shall initiate a twenty-four (24) month period ("REDUCTION PERIOD") to reduce the Commitment Amount under the terms and conditions set forth herein.

                      (b) During the Reduction Period, (i) no new Qualified Projects shall be entered into the Borrowing Base, and (ii) Advances under existing Project Loans shall continue to be made for the construction of Improvements for the subject Projects, subject to the limitations set forth herein.

               2.1.8  TERMS OF PROJECT ADVANCES.

                      (a) Lots entered into the Borrowing Base shall be removed from the Borrowing Base on the applicable Lot Advance Maturity Date; provided, however, that the Lot Advance Maturity Date for Lots Under Development in a Project may be extended for a six-month period if over fifty percent (50%) of the total Lots Under Development under the subject Qualified Project have become Developed Lots prior to said maturity date and if Borrower has satisfied the Extension Conditions.

                      (b) Homes entered into the Borrowing Base shall be removed from the Borrowing Base on the applicable Home Advance Maturity Date; provided, however, that the Home Advance Maturity Date for Model Homes in a Project may be extended for a six-month period if Borrower has satisfied the Extension Conditions.

        2.2 AVAILABLE COMMITMENT; BORROWING BASE.

            2.2.1 AVAILABLE COMMITMENT. The Available Commitment shall be determined in accordance with this Section 2.2 and shall be the lesser of (a) the applicable Commitment Amount or Reduced Commitment Amount, as in effect from time to time, or (b) the Borrowing Base.

               (i) The Available Commitment for all Qualified Projects shall be the difference between the amount set forth in 2.2.1 above LESS the amounts of all Letters of Credit issued under Section 2.3 below.

               (ii) The Available Commitment for all Letters of Credit to be issued hereunder shall be no greater than the LOC Total Commitment Amount of Five Million Dollars ($5,000,000.00).

            2.2.2 AMOUNT OF BORROWING BASE AND BORROWING AVAILABILITY. Subject to the provisions of Section 2.2.3 below, the Borrowing Base and Borrowing Availability shall be determined by Lender based on each Borrowing Base Certificate delivered pursuant to Section 6.4.6.

            2.2.3 DETERMINATION OF BORROWING AVAILABILITY.

                (a) GENERAL DETERMINATION. The Borrowing Availability shall be determined by Lender based upon:

                    (i) Each Borrowing Base Certificate most recently submitted by Borrower from time to time (adjusted as determined by Lender from time to time to reflect portions of the Project sold, property released from the Deed of Trust, and other adjustments and limitations pursuant to this Agreement);

                    (ii) Lender's inspections made pursuant to Sections 4.3.4 and 6.10 (as such inspections may result in any adjustment to reflect any variance between (A) the Borrowing Base Certificate and (B) the result of such inspections or other information available to Lender); and

                    (iii) Such other information as Lender may reasonably require in order to verify such amounts.

        Each Borrowing Base Certificate shall accurately reflect the valuation of the Property included in the Borrowing Base as of the last day of the Calendar Month immediately preceding the Calendar Month in which such certificate is due, shall accurately recite the amounts of the Letters of Credit issued to date, and shall accurately calculate the Borrowing Availability as of the date of said certificate. Without limiting the foregoing, each Borrowing Base Certificate shall exclude the Loan Allocations for any and all Lots and Homes that have been released from the

        Deed of Trust, and each Borrowing Base Certificate shall reflect any reductions in the Loan Balance.

               (b) RIGHT TO EXCLUDE/ADJUST. Lender, in its discretion, may exclude Lots or Homes from the Borrowing Base, adjust the Appraised Value of Lots or Homes, and/or adjust the applicable classification of property included in the Borrowing Base if:

                    (i) A portion of the Project is subject to unrepaired material damage or destruction;

                    (ii) Lender determines that a Purchase Contract with respect to Lots or Homes is in default or has been terminated or canceled or that the purchaser is not financially able to complete the purchase under the subject Purchase Contract;

                    (iii) Lender determines, based on the information provided by Borrower pursuant to Section 6.4, that reclassification of property included in the Borrowing Base is appropriate due to delays in development, changes in the Plans and Specifications, loss or change of zoning or other Approvals and Permits, Borrower's failure to satisfy applicable conditions for inclusion in the designated classification, or the occurrence of a Material Adverse Change;

                    (iv) Lender determines that Spec Homes are to be removed from the Borrowing Base under Section 2.2.3(d) in order to remargin the Loan (provided, however, that Lender shall only be permitted to make such determination in the event that Borrower has failed to comply with the provisions of Section 2.2.3(d)(i) to remargin the Loan).

        The exclusion of any Property from the Borrowing Base shall not require Lender to release such property from the Deed of Trust, and Lender shall be obligated to release Collateral only pursuant to the provisions of
        Section 3.2. Lender shall notify Borrower of any exclusion or adjustment in the Borrowing Base in writing with the Lender's calculations.

               (c) SPECIFIC LIMITATIONS. Lender has no commitment to Advance Loan funds for any Project that would violate:

                    (i) Any applicable Project Minimum Standards;

                    (ii) Any applicable Maximum Aggregate Loan Allocation(s), including without limitation (1) the Geographic Concentration Limitations for Projects in Arizona and Nevada, (2) the Lot Concentration Limitation to fund the acquisition and/or development of Entitled Land, Lots Under Development and/or Developed Lots, and/or (3) the Spec Home Concentration Limitation for Spec Homes constructed hereunder;

                    (iii) The Loan Allocations applicable to the Lots and Homes to be financed hereunder; and/or

                    (iv) The Borrowing Availability.

               (d) LOAN REMARGINING DUE TO CONVERSION OF HOMES.

                    (i) In the event any Home ceases to constitute a Presold Home for any reason, then such Home shall automatically become a Spec Home for purposes of the limitation upon the number of Spec Homes set forth herein and for purposes of calculating the Maximum Allowed Advance and/or the Home Maturity Date for such Home. After the conversion of any Presold Home to a Spec Home, (A) if the Spec Home limitations set forth in Section 4.5 below have been violated, then Lender shall have no obligation to make any Advances for any new Spec Homes to be included in the Borrowing Base and Borrower shall remove Spec Homes from the Borrowing Base so as to be in compliance with said Spec Home limitations, and (B) if the aggregate sum of the Advances and the Reserved Allocation for the Spec Homes in the Borrowing Base exceeds the Maximum Allowed Advances for said Spec Homes, then the Borrowing Availability shall be reduced by such excess amount or, if the Borrowing Availability has a negative balance, Borrower shall make any payment required under Section 2.4.5 below.

                    (ii) In the event a Spec Home or Model Home satisfies the requirements to become a Presold Home, then such Home shall automatically become a Presold Home for purposes of the limitation upon the number of Spec Homes set forth herein and for purposes of calculating the Maximum Allowed Advance and/or the Home Maturity Date for such Home.

               (e) FAILURE TO DELIVER BORROWING BASE CERTIFICATE. If Borrower fails to deliver a Borrowing Base Certificate as and when required, then in addition to Lender's other rights and remedies, Lender may determine the amount of the Borrowing Base based upon information available to Lender and such determination by Lender shall be final and conclusive, absent manifest error.

        2.3. LETTER OF CREDIT ADVANCES. Borrower shall be entitled to receive Letter of Credit Advances upon Borrower's compliance with the terms, conditions and procedures set forth in this Section 2.3.

            2.3.1. ISSUANCE OF LETTER OF CREDIT. Subject to the terms and conditions of this Agreement and the Letter of Credit Request, and subject to the policies, procedures, and requirements of Lender in effect from time to time for the issuance of any letter of credit (including without limitation payment of letter of credit fees), Lender agrees to issue on or before the Maturity Date a Letter of Credit upon request by and for the account of the Borrower, provided that Borrower has delivered to Lender:

               (a) A completed and executed Letter of Credit Request, and

               (b) Payment of the required Letter of Credit Fee;

and provided further that (i) the Letter of Credit shall not be required to be issued for a term of more than twelve (12) Calendar Months (but in no event later than the applicable Maturity Date), (ii) the Letter of Credit shall not be required to be issued for an amount in excess of the LOC Maximum Commitment Amount, (iii) the amount of the Letter of Credit, together with any and all existing Letters of Credit previously issued hereunder, shall not in the aggregate exceed the LOC Total Commitment Amount, and (iv) in any event, the date that is the last date for payment of a draft drawn or drawn and accepted under the Letter of Credit shall be before the applicable Maturity Date.

            2.3.2. ISSUANCE PROCEDURE. To obtain a Letter of Credit, Borrower shall complete and execute a Letter of Credit Request and submit it to the letter of credit department of Lender. Upon receipt of a completed and executed Letter of Credit Request, Lender will process the application in accordance with the policies, procedures, and requirements of Lender then in effect (including without limitation the policies, procedures and requirements applicable to the form of the Letter of Credit). If the application meets the requirements of Lender and is within the policies of Lender then in effect, Lender will issue the requested Letter of Credit.

            2.3.3. PURPOSE OF LETTER OF CREDIT; GENERAL LETTER OF CREDIT TERMS AND CONDITIONS.

               2.3.3.1. The Letter of Credit shall be issued to provide a good faith deposit in connection with any Project, support for unfunded Project costs or any other purpose approved by Lender in connection with the acquisition and/or development and marketing of a Project. Upon occurrence of an Event of Default and so long such Event of Default continues, Lender, in its sole and absolute discretion and without notice, may refuse to renew or extend the commitment to issue the Letter of Credit, and shall exercise any and all remedies provided for in the Loan Documents.

               2.3.3.2. The Letter of Credit shall be drawn under the conditions as set forth in the form of Letter of Credit attached hereto as EXHIBIT "E".

            2.3.4. REIMBURSEMENT OF LENDER FOR PAYMENT OF DRAFTS DRAWN OR DRAWN AND ACCEPTED UNDER THE LETTER OF CREDIT. The obligation of Borrower to reimburse Lender for payment by Lender of Letter of Credit Advances under the Letter of Credit shall be as provided in the Letter of Credit Request and in this Agreement. Lender will notify Borrower of payment by Lender of a Letter of Credit Advance under the Letter of Credit and of the respective Reimbursement Obligations and will give Borrower two (2) Business Days notice that the Reimbursement Obligations pursuant to the Letter of Credit Request shall be due on or before the applicable Maturity Date. Borrower shall also pay to Lender interest at the Interest Rate on the Reimbursement Obligations from and including the date Lender pays the Letter of Credit Advance at the Interest Rate until the Reimbursement Obligations and such interest are paid in full; provided, however, that if Borrower fails to pay the Reimbursement Obligations and accrued interest thereon within five (5) days after notification by Lender to Borrower of payment of the Letter of Credit Advance, interest thereafter will accrue at the Default Interest Rate. Such interest shall be computed on the basis of a 360-day year and accrue on a daily basis for the actual number of days elapsed. A Letter of Credit Advance shall be made to re-pay Lender for any funds disbursed in connection with a draft drawn under any Letter of Credit, at which time said advance shall be used to calculate the Borrowing Availability or, if said advance shall result in the Borrowing Availability having a negative balance, then Borrower shall make any payment required under Section 2.4.5 below.

            2.3.5. REIMBURSEMENT OBLIGATIONS. Borrower's obligations under
Section 2.3 and the Letter of Credit Request to reimburse Lender with respect to a drawing under a Letter of Credit (such obligations are collectively referred to as the "REIMBURSEMENT OBLIGATIONS") are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which Borrower may have or have had against Lender or any beneficiary of the Letter of Credit, including any defense based upon the occurrence of any Event of Default, any draft, demand, certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any payment by Lender to conform to the terms of said Letter of Credit (if, in Lender's good faith opinion, such payment is determined to be appropriate) or any nonapplication or misapplication of the Letter of Credit or the proceeds of such payment, or the legality, validity, form, regularity or enforceability of the Letter of Credit; provided, however, that nothing herein will adversely affect the right of Borrower to commence a proceeding against Lender for any wrongful payment under the Letter of Credit made by Lender as the result of acts or omissions constituting gross negligence or willful misconduct on the part of Lender.

            2.3.6. NATURE OF REIMBURSEMENT OBLIGATIONS. Borrower assumes all risks of the acts, omissions, or misuse of any Letter of Credit by any Person to whom a Letter of Credit is issued. Lender (except to the extent of its own gross negligence or willful misconduct) will not be responsible for: (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of the Letter of Credit or any document submitted by any party in connection with the issuance of any Letter of Credit, even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;
(c) failure of any Person to comply fully with the conditions required in order to demand payment under the Letter of Credit; (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or (e) any loss or delay in the transmission or otherwise of any document or draft required by or from any Person in order to make a disbursement under the Letter of Credit or the proceeds thereof. None of the foregoing will affect, impair or prevent the vesting of any of the rights or powers granted to Lender. In furtherance and extension and not in limitation or derogation of any of the foregoing, any act taken or omitted to be taken by Lender in good faith will be binding on Borrower and will not put Lender under any resulting liability to Borrower.

        2.4 LOAN ADVANCES; PROJECT MONITORING.

            2.4.1 METHOD FOR ADVANCES. Advances in a sum not in excess at any time of the Borrowing Availability shall be made by Lender to the Central Account for the payment or reimbursement of Permitted Expenses at the written request within five (5) Business Hours following Lender's receipt of a completed Draw Request from Borrower

(which may be delivered by telecopy or facsimile) by the Person or Persons designated from time to time on Lender's form of Authorization Form; provided, however, that Lender shall have acknowledged receipt of any changes in the Person or Persons designated by Borrower, and such Person or Persons shall have executed a new Authorization Form. Such Person or Persons are hereby authorized by Borrower to request Advances and to direct the transfer of the proceeds of Advances to the Central Account until written notice of the revocation of such authority is received from Borrower by Lender and Lender has had a reasonable time to act upon such notice. Lender shall have no duty to monitor for Borrower or any other Person or to report to Borrower or such other Person the use of proceeds of Advances.

            2.4.2 USE OF ADVANCES. All Advances shall be used to pay or reimburse the Permitted Expenses incurred by Borrower in connection with the acquisition, development, marketing and operation of the Project and the other normal business activities of Borrower.

            2.4.3 DRAW REQUESTS. Concurrently with a Draw Request for any Advance of Loan proceeds (other than Advances that, pursuant to this Agreement, may be made without a Draw Request), Borrower shall furnish to Lender a Draw Request together with such other forms and schedules of values as may from time to time be approved or required by Lender, duly signed and sworn to by Borrower, with all blanks appropriately filled in.

                    (a) RIGHT OF INSPECTION. Throughout the course of construction of any Improvements under each Qualified Project on at least a quarterly basis during the Loan Term, Lender shall have the right to employ, at Borrower's sole cost and expense, an inspector or inspectors who shall review as agent for Lender all construction activities undertaken in regard to the Project. If required by Lender in its discretion, a certificate or indication from such inspector or inspectors that construction substantially complies with the Plans and Specifications shall be a further condition precedent to Lender's approval of a Project, or any Lots or Homes included within a Project, for inclusion within the calculation of the Borrowing Base and the Borrowing Availability.

                    (b) METHOD OF ADVANCES. The proceeds of each Advance disbursed under this Agreement shall be evidenced by the Note and shall be secured by a Deed of Trust, and all such proceeds shall be disbursed into the Central Account.

            2.4.4 LIMITATIONS ON BORROWER'S RIGHTS TO ADVANCES. Borrower shall be entitled to disbursements of Loan proceeds only in accordance with the terms and conditions of this Agreement (unless waived or modified by Lender); and, in addition, Borrower certifies in connection with any Advances requested hereunder that Loan:

                    (a) The representations and warranties of Borrower contained in all of the Loan Documents shall be correct in all respects on and as of the date of the disbursement as though made on and as of that date, and no Event of Default shall have occurred and be continuing as of the date of the disbursement;

               (b) The requested Loan proceeds shall be applied by Borrower only to defray costs actually incurred by Borrower in connection with the payment or reimbursement of Permitted Expenses; and

               (c) Notwithstanding any limitations on Advances set forth in this Agreement or otherwise, Borrower shall pay all costs and expenses arising in connection with each Qualified Project.

            2.4.5 EXCESS LOAN BALANCE REPAYMENT. In the event the Borrowing Availability has a negative balance, there shall be due and payable from Borrower to Lender, and Borrower shall repay to Lender an amount equal to said negative balance within the earlier of (a) one (1) Business Day after notice from Lender, or (b) five (5) days after delivery of a Borrowing Base Certificate and/or other financial reports of Borrower reflecting that such a payment is due.

            2.4.7. APPRAISALS AND EVALUATIONS. If reasonably required by Lender, or if required by law, Lender shall have the right to order Appraisals, appraisal reviews and/or evaluations of the Land and/or Improvements for any Qualified Project included in the Borrowing Base, from an appraiser selected by Lender, which Appraisal(s) shall comply with all federal and state standards for appraisals and otherwise shall be satisfactory to Lender in all respects. Notwithstanding the foregoing, Lender shall not order appraisals of any Project more than one (1) time per year unless (i) Lender believes that a Material Adverse Change has occurred with respect to the Project or any portion thereof, or (ii) Borrower requests in writing that Lender order an appraisal of the Project, or (iii) Lender is required to reappraise the Project in connection with regulatory requirements. Borrower agrees to pay the cost and expense for all appraisals, appraisal reviews and/or evaluations thereof ordered by Lender pursuant to this Section.

            2.4.8. BORROWER'S ACCOUNTS. Borrower has established and shall maintain during the term of this Loan the Borrower's Funds Account in connection with the acquisition, development, marketing and operation of the Projects and the Central Account:

                    (a) PLEDGE ACCOUNTS. The "PLEDGED ACCOUNT" shall include only the Borrower's Funds Account, which Pledged Account and all funds deposited and held therein shall be pledged as security for the Loan as provided herein. Only Lender shall have the authority to sign documents and checks in connection with the transfer of funds into and out of the Borrower's Funds Account. Borrower shall have authority to sign documents and checks in connection with the transfer of funds into and out of the Central Account for all of Borrower's business purposes. Borrower irrevocably waives and relinquishes to transfer funds into or out of the Borrower's Funds Account, and shall have no right to exercise dominion or control over the Borrower's Funds Account or the proceeds thereof.

                    (b) USE OF BORROWER'S FUNDS AND CENTRAL ACCOUNTS. Borrower shall pay or be reimbursed only Permitted Expenses with the funds deposited into the Borrower's Funds Account. Advances shall be made directly to the Central Account or, at Lender's sole discretion, may be made into the Borrower's

        Funds Account and then transferred by Lender to the Central Account. Borrower shall deposit or cause to be deposited into the Borrower's Funds Account each day all funds to be provided by Borrower to Lender during the Loan Term, to the extent such funds are not paid directly to Lender pursuant to this Agreement. Funds deposited and held in the Borrower's Funds Account shall be applied by Lender to the payment of the Obligations as provided herein. In the event at any time during the Loan Term the outstanding principal Loan balance has been paid in full, and excess funds remain in the Borrower's Funds Account, such excess funds shall be used by Lender to make any Advances hereunder. Notwithstanding the existence of any funds in the Borrower's Funds Account or the availability or the non-availability of Loan funds under the Commitment, Borrower shall remain obligated to satisfy all Obligations.

                    (c) CENTRAL ACCOUNT PROVISIONS. Borrower shall establish and maintain the Central Account not only for Project-related purposes as described herein, but for Borrower's general business purposes. Although Lender shall have no security interest in the Central Account or the funds deposited therein, Borrower warrants and represents that during the Loan Term, all Loan funds deposited into the Central Account shall be applied only for the payment or reimbursement of Permitted Expenses for Qualified Projects.

        2.4.9 PROJECT COST SAVINGS AND EXCESS COSTS. Each Draw Request submitted by Borrower shall be deemed a certification by Borrower of the following matters:

            2.4.9.1 EXCESS PROJECT COSTS. In the event the actual cost ("ACTUAL LINE ITEM COST") of any matter covered by any given line item in any Budget exceeds the amount allocated to such line item in said Budget ("APPROVED LINE ITEM COST"), Borrower either has (a) paid or incurred the amount of the Actual Line Item Cost in excess of the Approved Line Item Cost ("EXCESS COST"), or (b) the financial ability to pay such Excess Costs with its own funds, including without limitation the transfer of a portion of any Contingency line item amount provided for in the Budget and/or any "COST SAVINGS" (as defined in Section
2.4.9.3 below) to such line item in an amount equal to such Excess Cost.

            2.4.9.2 OFFSITE MATERIALS. In connection with any Project materials that are stored or housed at a location other than the Property for the applicable Project ("OFFSITE MATERIALS"):

                    (a) Borrower has paid for the Offsite Materials or will cause payment to be made promptly upon receipt of the next Advance;

                    (b) if the Offsite Materials are stored at the facilities of the supplier of the Offsite Materials ("OFFSITE SUPPLIER"), the Offsite Materials have been segregated from other materials in the Offsite Supplier's storage facility and have been marked with the name of Borrower. If reasonably requested by Lender, Borrower shall provide Lender with a written statement from the Offsite Supplier, which statement shall include the Offsite Supplier's acknowledgment of (i) the right of Lender to enter the Offsite Supplier's storage facility at reasonable times for the purpose of inspecting or removing the Offsite Materials and (ii) Lender's security interest in the Offsite Materials. If the Offsite Materials are stored in a place other than the facilities of the Offsite Supplier, if reasonably requested by Lender, Borrower shall provide Lender with a written statement from the bailee or other custodian acknowledging (i) the right of Lender to enter the site where the Offsite Materials are stored at reasonable times for the purpose of inspecting or removing the Offsite Materials and (ii) Lender's security interest in the Offsite Materials;

                    (d) Borrower has obtained certificates of insurance showing the Offsite Materials to be insured as required by the Agreement and showing Lender as loss payee; and

                    (e) Borrower has paid all personal property taxes applicable to the Offsite Materials. Lender shall have the right to inspect and approve the Offsite Materials.

            2.4.9.3 COST SAVINGS. For purposes of Section 2.4.9.1 above, "COST SAVINGS" shall mean any remaining undisbursed amounts shown in any Budget as allocated to any line item, or any funds allocated to said line item that exceed the amount of the subcontract for said line item either (a) upon completion of and disbursement for all matters covered by said line item in such Budget, or
(b) upon the execution by Borrower and an approved subcontractor of a subcontract for the performance of work or furnishing of materials for said line item in an amount that is less than the Approved Line Item Cost for said item.

        2.5 FEES. As additional consideration for the Commitment, Borrower agrees to pay to Lender the following fees, which shall be earned by Lender on the date due under the Loan Documents and shall be non-refundable to Borrower:

            2.5.1 COMMITMENT FEE. During the Initial Line Term, a Commitment Fee equal to one-half of one percent (0.50%) per annum on the full Commitment Amount shall be payable, and during the Reduction Period, a Commitment Fee equal to one-half of one percent (0.50%) per annum on the then-applicable Reduced Commitment Amount shall be payable. At the Initial Closing Date, Borrower shall pay a portion of said fee in the sum of Fifty Thousand Dollars ($50,000.00), and the remainder of said annual fee shall be paid as follows: Said fees shall be paid in advance on a quarterly basis such that: (i) during the Initial Line term, each quarterly fee payment shall be based on a one-eighth of one percent (0.125%) of the full Commitment Amount, and (ii) during the Reduction Period, each quarterly fee payment shall be based on a one-eighth of one percent (0.125%) of the then-applicable Reduced Commitment Amount.

            2.5.2 LETTER OF CREDIT FEE. A Letter of Credit Fee shall be due and payable by Borrower in connection with the issuance of each Letter of Credit hereunder, which fee shall be calculated at the rate of one percent (1.00%) per annum on the face amount of the Letter of Credit. The Letter of Credit Fee shall be payable as a condition to the issuance of each Letter of Credit and on each twelve-month anniversary of the issuance date of said Letter of Credit, if said Letter of Credit is to be extended beyond a twelve-month term.

            2.5.3 OTHER FEES. Costs, expenses, and reasonable fees for Lender's counsel as provided in the Loan Documents, payable on or before the date hereof, together with all title insurance premiums, appraisal costs, documentation fees, environmental study costs and other costs and expenses to which Lender is entitled to reimbursement pursuant to the Loan Documents.

3. THE COLLATERAL.

        3.1 SECURITY. Payment of the Note, all indebtedness and liabilities of Borrower to Lender, and performance of all Obligations, due or to become due, under this Agreement and the other Loan Documents, shall be secured by the following (collectively "SECURITY DOCUMENTS"):

               (a) Deeds of Trust;

               (b) Pledge Agreement;

               (c) Account Pledge Agreement;

               (d) Construction Assignments;

               (e) Financing Statements; and

               (f) Such other assignments and security interests as may be required or granted pursuant to the terms of the Loan Documents, including, without limitation, assignments of construction contracts, assignments of plans and specifications, assignments of permits, licenses and approvals, assignments of declarant's rights under covenants, conditions and restrictions, assignments of purchase and sale agreements, and any assignments concerning any environmental indemnities in favor of Borrower.

        3.2 RELEASES OF COLLATERAL. In addition to releases in connection with boundary line adjustments and the granting of easements and licenses as more particularly described in Section 6.3.3(c), Lender agrees to release portions of the Project from the lien of any Deed of Trust in connection with sales of portions of the Project secured by said Deed of Trust pursuant to a Purchase Contract for cash, upon the satisfaction of the following conditions prior to the release:

            3.2.1 GENERAL REQUIREMENTS FOR RELEASES. In connection with any release:

                    (a) Unless otherwise approved by Lender in its absolute and sole discretion, at the time of such release no Event of Default shall have occurred and be continuing.

                    (b) Such release shall be in connection with a sale of a Lot or Home in the Project (or in the case of a Dedication, a transfer or donation of a portion of the Project) to a Non-Related Party.

                    (c) Unless the portion of the Land to be released is an entire parcel with respect to which Lender has previously approved the parcel map or plat or is a lot or lots within a subdivision with respect to which Lender has previously approved a final map or plat, Borrower or Title Company shall have delivered to Lender (i) a legal description of the portion of the Land to be released, (ii) a map or plat of the portion of the Land to be released, and (iii) copies of all easements for ingress, egress or otherwise to be granted or retained in connection with such release.

                    (d) Unless the portion of the Land to be released is an entire parcel with respect to which Lender has previously approved the parcel map or plat or is a lot or lots within a subdivision with respect to which Lender has previously approved a final map or plat, prior to such release, (i) Lender shall have approved such release, which approval will not be unreasonably withheld, (ii) the remaining unreleased portion of the Land will, after giving effect to such release, have adequate access, in the reasonable opinion of Lender, and
        (iii) the value of the unreleased portion of the Land will, after giving effect to such release, not otherwise be materially impaired in the reasonable opinion of Lender.

                    (e) Borrower shall provide Lender with such endorsements to the Title Policy as Lender may reasonably request in connection with each release.

                    (f) Borrower shall pay all of Lender's reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, arising in connection with each release.

                    (g) Each release shall be made by Lender by delivery of the release documents to a title company or other escrow agent satisfactory to Lender upon such conditions as shall assure Lender that all conditions precedent to such release have been satisfied and that the applicable transaction will be completed.

            3.2.2 SALES OF LOTS OR HOMES PURSUANT TO A PURCHASE CONTRACT . In connection with sales pursuant to a Purchase Contract for cash:

                    (a) Borrower shall satisfy each of the conditions set forth in Section 3.2.1.

                    (b) If requested by Lender, Borrower shall deliver to Lender a true and correct copy of any Purchase Contract, which shall (i) be substantially on Borrower's standard forms as previously submitted to and approved by Lender or (ii) otherwise be in form and content reasonably satisfactory to Lender.

                    (c) Borrower shall not have made any material changes in the Purchase Contract delivered to Lender pursuant to this Section 3.2.2, unless such changes have been approved by Lender, and the Non-Related Party under said Purchase Contract shall be acceptable to Lender in its sole discretion.

                    (d) The sale shall be made in the ordinary course of the development and marketing of the Project, and shall be accompanied by such rights of first refusal, development covenants, conditions and restrictions, deeds of trust, and other documents, consistent with Borrower's past practices, as shall be necessary to assure that development of the Project occurs in accordance with Borrower's development plans and existing Approvals and Permits.

                    (e) For any Bulk Lot Sale, Lender shall have received and approved in its reasonable discretion financial statements and other information reasonably required by Lender showing the Non-Related Party's ability to complete the purchase under the Purchase Contract.

                    (f) Borrower shall have paid the applicable Release Price and all other fees and costs in connection with the release, which Release Price shall be applied as follows: (i) the Release Note Payment Amount (and, if elected by Borrower, any Excess Sales Proceeds obtained by Borrower in connection with said sale) shall be applied to repay sums due and owing under the Note; and (b) the Excess Sales Proceeds shall be deposited into the Borrower's Funds Account to be included in the Borrowing Availability and applied as set forth herein.

            3.2.3 DEDICATIONS. In connection with any Dedication:

                    (a) Borrower shall satisfy each of the conditions set forth in Section 3.2.1.

                    (b) At least ten (10) days prior to a release, Borrower shall have delivered to Lender all the terms, conditions and details of such release, including, without limitation, the purpose of such release, evidence of the conformity of such release to the overall development plan for the Project and all Approvals and Permits required in connection therewith, all of which shall be in form and content reasonably satisfactory to Lender.

4. CONDITIONS PRECEDENT

        4.1 CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT AND TO THE EFFECTIVENESS OF THE COMMITMENT. This Agreement and the Commitment shall become effective only upon satisfaction by Borrower of the following conditions precedent on or before the date hereof at the sole cost and expense of Borrower:

            4.1.1 REPRESENTATIONS AND WARRANTIES ACCURATE. The representations and warranties by Borrower in the Loan Documents are correct on and as of the date of the recordation of the Deeds of Trust for the Existing Projects to be included in the Borrowing Base in all material respects.

            4.1.2 DEFAULTS. No Event of Default or Unmatured Event of Default shall have occurred and be continuing.

            4.1.3 DOCUMENTS. Lender shall have received the following agreements, documents, and instruments, each duly executed by the parties thereto:

                    (a) LOAN DOCUMENTS. The Loan Documents, which shall include all agreements documents, and instruments specified by Lender (including without limitation that certain Environmental Indemnity Agreement of even date herewith in form and content acceptable to Lender in its discretion).

                    (b) CORPORATION . Certified copies of (i) resolutions of Borrower's board of directors authorizing Borrower to execute, deliver, and perform the Loan Documents and to grant to Lender the Liens and Encumbrances on the Collateral in the Loan Documents and certifying the names and signatures of the officer(s) of Borrower authorized to execute the Loan Documents and, in the case of Borrower, to request Advances on behalf of each Borrower, (ii) the certificate of incorporation and bylaws of Borrower and all amendments thereto, and (iii) a certificate of good standing as a corporation from the jurisdiction of formation or organization and for each jurisdiction in which the nature of Borrower's business and operations require qualification as a foreign corporation.

                    (c) INSURANCE POLICIES. A certificate of insurance for all insurance required under the Loan Documents, and certificates of insurance with respect to professional liability coverage to the extent maintained by engineers, architects, and environmental contractors.

                    (d) OPINION LETTER. A favorable opinion from a law firm representing Borrower covering such matters as Lender may require.

                    (e) FINANCIAL STATEMENTS. Borrower's most recent financial statements reviewed by independent, certified public accountants acceptable to Lender, including without limitation a balance sheet, cash flow statement, reconciliation of net worth, and profit and loss statement for Borrower.

            4.1.4 PLAT AND/OR SURVEY. Borrower shall have delivered to Lender, and Lender shall have approved, all surveys, maps and plats in existence with respect to the Existing Projects and individual parcels thereof. Each such map, plat or survey must contain a legal description of the subject Existing Project (or applicable portion thereof), must describe and show all boundaries of and lot lines within said Existing Project (or applicable portion thereof) and all streets and other dedications and contain such other information and certifications as Lender may request.

            4.1.5 RESTRICTIVE COVENANTS. Borrower shall have provided Lender with, and Lender shall have approved, all covenants, conditions, restrictions, easements and other rights that exist or are contemplated with respect to the Existing Projects.

            4.1.6 SOILS TEST. Borrower shall have provided to Lender, and Lender shall have approved, a soils/hydrology test reports of the Existing Projects prepared by licensed engineers satisfactory to Lender showing the location of, and containing boring logs from, all borings, together with recommendations for the design of foundations.

            4.1.7 ENVIRONMENTAL ASSESSMENT. Borrower shall have delivered to Lender and Lender shall have approved a report of an environmental assessments of the Existing Projects, by environmental engineers acceptable to Lender containing such information, results, and certifications as Lender may require. If Lender determines, in its sole discretion, based on such reports or other information available to Lender that any further review should be obtained, Borrower shall also provide such follow up testing, reports, and other actions as may be required by Lender. The contents of the environmental assessment report and any follow up must be satisfactory to Lender. If such reports are addressed to Borrower, Borrower shall cause a reliance letter, in form and substance satisfactory to Lender, to be provided to Lender.

            4.1.8 ENVIRONMENTAL INDEMNITY. Borrower shall have delivered to Lender, Lender's form of Environmental Indemnity for each Existing Project, fully completed and duly executed by Borrower.

            4.1.9 PRELIMINARY TITLE REPORT. Borrower shall have provided Lender and Lender shall have approved, a preliminary title report for each Existing Project, prepared by the Title Company, together with a legible copy of each "SCHEDULE B" item.

            4.1.10 FLOOD REPORT. Borrower shall have provided to Lender evidence satisfactory to Lender as to whether (a) each Existing Project, or any portion thereof, is located in an area designated by the Department of Housing and Urban Development as having special flood or mudslide hazards, and (b) the community in which said Existing Project is located is participating in the National Flood Insurance Program.

            4.1.11 DEED OF TRUST/TITLE POLICY. For each Existing Project, Borrower shall have provided to Lender (a) the Deed of Trust, subject only to Permitted Exceptions, duly executed by Borrower, acknowledged, delivered and recorded; and (b) American Land Title Association loan policies of title insurance (1990 form with the creditors' rights exception and arbitration provisions deleted and with a revolving credit endorsement and such other endorsements as Lender may require) for each Deed of Trust (collectively "TITLE POLICY"). The Title Policy shall provide coverage (including without limitations mechanics' lien coverage) satisfactory to Lender and insure the Deed of Trust as a first lien on the Project, subject only to Permitted Exceptions.

            4.1.12 COMPLETION OF FILINGS AND RECORDINGS. For each Existing Project, Lender shall have received evidence of the completion of all recordings and filings to establish or maintain the perfection and priority of the Liens and Encumbrances on the Collateral granted in the Loan Documents and required by Lender to be in effect prior to the effectiveness of this Agreement and the Commitment.

            4.1.13 PAYMENT OF COSTS, EXPENSES, AND FEES. For each Existing Project, all costs, expenses, and fees to be paid by Borrower under the Loan Documents on or before the effectiveness of this Agreement, the effectiveness of the Commitment, or the making of Advances shall have been paid in full (or shall be paid in full concurrently with the making of the initial Project Advance), including without limitation applicable fees set forth herein.

            4.1.14 APPRAISAL. For each Existing Project, Lender shall have received and approved an Appraisal for the subject Land; provided, however, that in the event prior to the Initial Closing Date Lender has not received Appraisals for all parcels of the Land for the Existing Parcels, then Lender shall have no obligation to make any Advance against any parcels unless and until Lender shall have received and approved said Appraisals for said parcels against which Advances are requested.

            4.1.15 OTHER ITEMS OR ACTIONS BY BORROWER. Lender shall have received such other agreements, documents, and instruments, and Borrower shall have performed such other actions as Lender may reasonably require.

        4.2 CONDITIONS PRECEDENT TO ADMISSION OF LAND AS ENTITLED LAND. Borrower may, from time to time, request Lender to include a portion of the Land as Entitled Land for purposes of the Borrowing Base. In connection with each such request, the following conditions precedent shall have been satisfied at the sole cost and expense of Borrower. Upon the satisfaction of such conditions precedent, as determined by Lender, such portions of the Land shall be included in the Borrowing Base as Entitled Land.

            4.2.1 REQUEST. Borrower shall have submitted to Lender a request in the form of EXHIBIT "F" to include those portions of the Land for which Lender has received Appraisals in the Borrowing Base as Entitled Land. Such request and all other documents and instruments described in this Section 4.2 shall be submitted with the Borrowing Base Certificate in which Borrower intends to include such portion of the Land in the Borrowing Base as Entitled Land. Each such request shall be deemed a renewal of all representations and warranties of Borrower set forth in the Loan Documents.

            4.2.2 DEFAULTS. No Event of Default or Unmatured Event of Default shall have occurred and be continuing on and as of the date that each portion of the Land is included as Entitled Land.

            4.2.3 MAP. Borrower shall have delivered to Lender and Lender shall have approved a Final Map or Tentative Map, as applicable, of the Entitled Land pursuant to the applicable subdivision map requirements. Each such map must contain a legal description of the Entitled Land, must describe and show all boundaries of and lot lines within such Entitled Land and all streets and other dedications, and must contain such other information and certifications as Lender may request

            4.2.4 ZONING APPROVALS. Borrower shall have provided to Lender and Lender shall have approved evidence of appropriate vested zoning for the contemplated development of the Entitled Land.

            4.2.5 OTHER. Borrower shall have provided such other documents and information reasonably requested by Lender.

        4.3 CONDITIONS PRECEDENT TO ADMISSION OF LAND AS LOTS UNDER DEVELOPMENT. Borrower may, from time to time, request Lender to include a portion of the Land as Lots Under Development (including without limitation, any custom lots) for purposes of the Borrowing Base. In connection with each such request, the following conditions precedent shall have been satisfied at the sole cost and expense of Borrower. Upon the satisfaction of such conditions precedent, as determined by Lender, such Land shall be included in the Borrowing Base as Lots Under Development.

            4.3.1 REQUEST. Borrower shall have submitted to Lender a request in the form of EXHIBIT "G" to include portion of the Land in the Borrowing Base as Lots Under Development. Such request and all other documents and instruments described in this Section 4.3 shall be submitted with the Borrowing Base Certificate in which Borrower intends to include such portion of the Land in the Borrowing Base as Lots Under Development. Each such request shall be deemed a renewal of all representations and warranties of Borrower set forth in the Loan Documents.

            4.3.2 DEFAULTS. No Event of Default or Unmatured Event of Default shall have occurred and be continuing on and as of the date that each portion of the Land is included as Lots Under Development.

            4.3.3 DOCUMENTS AND INFORMATION. Borrower shall have provided to Lender, and Lender shall have approved, all documents and information required pursuant to Section 4.2 with respect to the applicable portion of the Land.

            4.3.4 INSPECTION. Development of the applicable portion of the Land shall have commenced. Development will be deemed to have commenced when (i) construction of one or more of the following scopes of work has begun on the applicable portion of the Land -grading, paving, water, sewer or concrete, and
(ii) Borrower has expended material amounts for Hard Costs with respect to such work.

            4.3.5 MAP. Borrower shall have delivered to Lender and Lender shall have approved a Final Map or Tentative Map, as applicable, together with evidence reasonably satisfactory to Lender that any such Tentative Map has not expired and is not due to expire during the development of such portion of the Land. Each such map must contain a legal description of the Land, must describe and show all boundaries of and lot lines within such Land and all streets and other dedications, and must contain such other information and certifications as Lender may request.

            4.3.6 UTILITIES. If requested by Lender, Borrower shall have delivered to Lender, evidence, which may be in the form of "will serve" letters from local utility companies or local authorities, that: (a) telephone service, electric power, storm sewer, sanitary sewer (if applicable) and water facilities will be available to the Lots Under Development; (b) such utilities will be adequate to serve the Lots Under Development; and (c) upon completion of the Improvements, no conditions will exist to affect Borrower's right to connect into and have adequate use of such utilities except for the payment of a normal connection charges or tap charges and except for the payment of subsequent charges for such services to the utility supplier.

            4.3.7 LOT LIMITATIONS. The total number of Lots Under Development and Developed Lots to be included in the Borrowing Base as of the date of any request made hereunder shall not be in excess of the Lot Concentration Limitation.

            4.3.8 OTHER. Borrower shall have provided such other documents and information reasonably requested by Lender.

        4.4 CONDITIONS PRECEDENT TO ADMISSION OF LAND AS DEVELOPED LOTS. Borrower may, from time to time, request Lender to include a portion of the Land as

Developed Lots for purposes of the Borrowing Base. In connection with each such request, the following conditions precedent shall have been satisfied at the sole cost and expense of Borrower. Upon the satisfaction of such conditions precedent, as determined by Lender, such Land shall be included in the Borrowing Base as Developed Lots.

            4.4.1 REQUEST. Borrower shall have submitted to Lender a request in the form of EXHIBIT "H" that a portion of the Land be included in the Borrowing Base as Developed Lots. Such request and all other documents and instruments described in this Section 4.4 shall be submitted with the Borrowing Base Certificate in which Borrower intends to include such portion of the Land in the Borrowing Base as Developed Lots. Each such request shall be deemed a renewal of all representations and warranties of Borrower set forth in the Loan Documents.

            4.4.2 DEFAULTS. No Event of Default or Unmatured Event of Default shall have occurred and be continuing on and as of the date that each portion of the Land is included as Developed Lots.

            4.4.3 DOCUMENTS AND INFORMATION. Borrower shall have provided to Lender, and Lender shall have approved, all documents and Information required pursuant to Sections 4.2 and 4.3, with respect to the applicable portion of the Land.

            4.4.4 LOT LIMITATIONS. The total number of Lots Under Development and Developed Lots to be included in the Borrowing Base as of the date of any request made hereunder shall not be in excess of the Lot Concentration Limitation.

            4.4.5 OTHER. Borrower shall have provided such other documents and information reasonably requested by Lender.

        4.5 CONDITIONS PRECEDENT TO ADMISSION OF LAND AS PRESOLD, SPEC AND/OR MODEL HOMES. Borrower may, from time to time, request Lender to include a portion of the Land as Presold, Spec and/or Model Homes for purposes of the Borrowing Base. In connection with each such request, the following conditions precedent shall have been satisfied at the sole cost and expense of Borrower. Upon the satisfaction of such conditions precedent, as determined by Lender, such Land shall be included in the Borrowing Base as Presold, Spec and/or Model Homes.

            4.5.1 REQUEST. Borrower shall have submitted to Lender a request in the form of EXHIBIT "I" that a portion of the Land be included in the Borrowing Base as Presold, Spec and/or Model Homes. Such request and all other documents and instruments described in this Section 4.5 shall be submitted with the Borrowing Base Certificate in which Borrower intends to include such portion of the Land in the Borrowing Base as Presold, Spec and/or Model Homes. Each such request shall be deemed a renewal of all representations and warranties of Borrower set forth in the Loan Documents.

            4.5.2 DEFAULTS. No Event of Default or Unmatured Event of Default shall have occurred and be continuing on and as of the date that each portion of the Land is included as Developed Lots.

            4.5.3 DOCUMENTS AND INFORMATION. Borrower shall have provided to Lender, and Lender shall have approved, all documents and Information required pursuant to Sections 4.2, 4.3 and 4.4, with respect to the applicable portion of the Land.

            4.5.4 HOME CONSTRUCTION INFORMATION. Borrower shall not be entitled to include any portion of the Land in a Borrowing Base Certificate as Presold, Spec and/or Model Homes unless and until each of the following conditions precedent have been satisfied (or waived or modified by Lender in its discretion):

                    (a) Borrower shall have submitted to Lender, and Lender shall have approved, Plans and Specifications for each type of Home for each Project, which Plans and Specifications shall be (i) prepared by Architect and/or Engineer acceptable to Lender, and (ii) otherwise satisfactory to Lender;

                    (b) Homes may be entered into the Borrowing Base upon confirmation of trenching by Lender;

                    (c) At Borrower's sole cost and expense, Lender shall have obtained Base Appraisals with respect to each type of Home, which Base Appraisals shall be (i) prepared by an appraiser acceptable to Lender, and (ii) otherwise satisfactory to Lender. Each Base Appraisal for each Home in a Project shall be updated or evaluated once annually at Lender's discretion (or more frequently if required by regulatory guidelines), at the sole cost and expense of Borrower, and all FNMA appraisals or other appraisals for said Homes accepted by Lender that do not have a specific expiration date shall be updated once annually at Lender's request; provided, however, that Lender may require that any such appraisal be updated more frequently than annually if (i) Lender believes that a material adverse change has occurred with respect to the Project or any portion thereof, or (ii) Borrower requests in writing that Lender order an appraisal of the Project, or (iii) Lender is required to reappraise the Project in connection with regulatory requirements. Based on such revised appraisals and/or evaluations and any other information provided to Lender, Lender shall be entitled to revise the Home Construction Budget and Maximum Allowed Advances applicable to any Home in said Project;

                    (d) Borrower shall have submitted to Lender all other information requested by Lender to formulate a Home Construction Budget for each type of Home (which may include without limitation construction contracts and other verifications of costs), and Lender shall have formulated such Home Construction Budget;

                    (e) If requested by Lender, Borrower shall have submitted or made available to Lender evidence of (i) building permits for the construction of the Homes, (ii) all necessary permits, licenses and approvals for the construction of said Homes, including without limitation the requisite consumer disclosure reports and approvals required in connection with the sale of said Homes, and (iii) architectural control committee homeowners' association and other approvals required under the CC&Rs;

                    (f) Prior to entering into any Purchase Contracts for the sale of any Homes, Borrower shall have delivered to Lender the requisite consumer disclosure reports and approvals prior to the sale of any Homes, in form and substance satisfactory to Lender;

                    (g) For all Presold Homes, Lender shall have received evidence in the form of Borrower's most recent project reports from JD Edwards (or such other form as reasonably requested by Lender) of the following:

                        (i) A duly executed Purchase Contract, escrow
               instructions or deposit receipt without contingencies (other than the sale of an existing residency contingency);

                        (ii) A prequalification letter or mortgage commitment
               from an institutional mortgage lender or such other information or verification as Lender may require concerning the ability of the prospective buyer to obtain financing or otherwise acquire the Home; and

                        (iii) A cash earnest money deposit or down payment of at
               least Five Thousand Dollars ($5,000.00) (which deposit requirement shall be increased to twenty percent (20%) of the purchase price for said Home if the prospective buyer failed to satisfy the requirement in subsection (ii) above).

                    (h) For all Spec Homes (including any Model Homes), Borrower shall not be entitled to include in the Borrowing Base at any one time in violation of the Spec Home Concentration Limitation, which shall mean:

                        (i) For all Projects financed hereunder, the aggregate
               Loan Allocations for all Spec Homes for all Projects (whether Advances have been made and/or have been committed but have not yet advanced) shall not exceed the sum of Twelve Million Dollars ($12,000,000.00); and/or

                        (ii) For each and every Project financed hereunder, for
               more Spec Homes than the lesser of (A) four (4) months' appraised absorption for the Project, or (B) four (4) months' actual absorption for the subject Project, as determined by Lender from time to time based upon the actual prior six-month Home sales average for said Project.

                    (i) For all Model Homes, the Lots to be used for the construction of any Model Homes, the Model Homes and any parking areas used for model complex parking shall remain as Collateral for the Loan and shall not be eligible for release from the applicable Deed of Trust until all production Homes of each Model Home's respective plan type have been sold for each applicable Project; provided, however, that Lender in its sole discretion may permit Borrower to sell a Model Home, as long as (1) said Model Home is leased back to Borrower under terms and conditions acceptable to Lender, and (2) said lease of the Model Home is assigned or otherwise encumbered as collateral for the applicable Loan, and (3) said lease and said assignment or encumbrance shall be in full force and effect until all production

        Units of said Model Home's respective plan type have been sold for the applicable Project.

            4.5.5 OTHER. Borrower shall have provided such other documents and information reasonably requested by Lender.

        4.6 ADDITIONAL CONDITIONS PRECEDENT TO ALL ADVANCES. Lender shall be obligated to make an Advance only if Borrower shall have delivered to Lender a Draw Request for such Advance. Borrower may not submit more than one (1) Draw Request per Business Day. Lender shall not be required to make the requested Advance before five (5) Business Hours after receipt of the Draw Request. Notwithstanding the foregoing, Lender may make Advances, without further authorization or Draw Requests from Borrower, to pay interest prior to delinquency to the extent of the Available Commitment; provided, however, that from and after the occurrence and during the continuation of an Unmatured Event of Default or an Event of Default, such Advances to pay interest may be made in the sole and absolute discretion of Lender.

        4.7 WAIVER OF CONDITIONS PRECEDENT. Borrower hereby authorizes Lender, and Lender reserves the right in its absolute and sole discretion, to verify any documents and information submitted to Lender in connection with this Agreement. Lender may elect, in its absolute and sole discretion, to waive any of the foregoing conditions precedent. Any such waiver shall be limited to the conditions) precedent therein and the requirements therein. Delay or failure by Lender to insist on satisfaction of any condition precedent shall not be a waiver of such condition precedent or any other condition precedent. The making of an Advance by Lender shall not be deemed a waiver by Lender of the occurrence of an Event of Default or an Unmatured Event of Default.

5. BORROWER'S REPRESENTATIONS AND WARRANTEES.

        5.1 CLOSING REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as of the date of this Agreement:

            5.1.1 CORPORATE EXISTENCE AND AUTHORIZATION. Borrower is a corporation, validly existing under the laws of California and has the requisite power and authority to execute, deliver, and perform the Loan Documents. The execution, delivery, and performance by Borrower of the Loan Documents have been duly authorized by all requisite corporate action by or on behalf of Borrower and will not conflict with, or result in a violation of or a default under, the Organizational Documents of Borrower.

            5.1.2 NO APPROVALS, ETC. No approval, authorization, bond, consent, certificate, franchise, license, permit, registration, qualification, or other action or grant by or filing with any Person is required in connection with the execution, delivery, or performance by Borrower of the Loan Documents.

            5.1.3 NO CONFLICTS. The execution, delivery, and performance by Borrower of the Loan Documents will not conflict with, or result in a violation of or a default under: (i) any applicable law, ordinance, regulation, or rule (federal, state, or local); (ii) any judgment, order, or decree of any arbitrator, other private adjudicator, or Governmental Authority to which Borrower is a party or by which Borrower or any of the assets or property of Borrower is bound; (iii) any of the Approvals and Permits; and/or
(iv) any agreement, document, or instrument to which Borrower is a party or by which Borrower or any of the assets or property of Borrower is bound.

            5.1.4 EXECUTION AND DELIVERY AND BINDING NATURE OF LOAN DOCUMENTS. The Loan Documents have been duly executed and delivered by or on behalf of Borrower. The Loan Documents are legal, valid, and binding obligations of Borrower, enforceable in all material respects in accordance with their terms against Borrower, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, or similar laws and by equitable principles of general application.

            5.1.5 LEGAL PROCEEDINGS; HEARINGS, INQUIRIES, AND INVESTIGATIONS. Except as previously disclosed to and approved by Lender, (i) no legal proceeding is pending or, to best knowledge of Borrower, threatened before any arbitrator, other private adjudicator, or Governmental Authority to which Borrower is a party or by which Borrower or any assets or property of Borrower may be bound or affected that if resolved adversely to Borrower could result in a Material Adverse Change, and (ii) no hearing, inquiry, or investigation relating to Borrower or any assets or property of Borrower is pending or, to the best knowledge of Borrower, threatened by any Governmental Authority that if resolved adversely to Borrower could result in a Material Adverse Change.

            5.1.6 NO EVENT OF DEFAULT. No Event of Default or Unmatured Event of Default has occurred and is continuing.

            5.1.7 APPROVALS AND PERMITS; ASSETS AND PROPERTY. Except as disclosed to Lender in writing prior to the date hereof, to the best knowledge of Borrower, (i) Borrower has all Approvals and Permits necessary for the development currently taking place at each Qualified Project and (ii) there are no facts or circumstances known to Borrower that would materially impair the ability of Borrower to obtain Approvals and Permits necessary for the future development of each Qualified Project or to otherwise continue the contemplated development of said Qualified Project. In the event that the foregoing representation and warranty shall cease to be true in all material respects with respect to a Qualified Project or portion thereof, such Qualified Project (or portion thereof, as the case may be) shall cease to be part of the Borrowing Base until such time as such representation and warranty shall become true in all material respects.

            5.1.8 ERISA. Borrower is in compliance with ERISA. No Reportable Event or Prohibited Transaction (as defined in ERISA) or termination of any plan has occurred and no notice of termination has been filed with respect to any plan established or maintained by Borrower and subject to ERISA. Borrower has not incurred any material funding deficiency within the meaning of ERISA or any material liability to the Pension Benefit Guaranty Corporation in connection with any such plan established or maintained by Borrower.

            5.1.9 COMPLIANCE WITH LAW. Borrower has not received any notice of any material violations of any applicable laws, rules, or regulations of any Governmental Authority with respect to any Qualified Project or the development of said Qualified Project and Borrower is not aware of any facts or circumstances which would constitute or cause any such violation. If the foregoing representation and warranty shall cease to be true with respect to a Qualified Project (or portion thereof), such Qualified Project (or such portion thereof, as the case may be) shall cease to be a part of the Borrowing Base until such time as such violation or facts or circumstances shall no longer exist.

            5.1.10 FULL DISCLOSURE. All information in the loan application, financial statement, certificate, or other document and all information prepared and delivered by Borrower to Lender in obtaining the Commitment is correct and complete in all material respects, and there are no omissions therefrom that result in such information being incomplete, incorrect, or misleading in any material adverse respect as of the date thereof. To the best knowledge of Borrower, all information in any loan application, financial statement, certificate or other document prepared and delivered to Lender on behalf of Borrower by Persons other than Borrower or its Affiliates, and all other information prepared and delivered to Lender on behalf of Borrower or by Persons other than Borrower or its Affiliates in obtaining the Commitment is correct and complete in all material respects, and there are no omissions therefrom that result in any such information being incomplete, incorrect, or misleading in any material adverse respect as of the date thereof. There has been no Material Adverse Change as to Borrower or any Project since the date of such information. All financial statements heretofore delivered to Lender by Borrower were prepared in accordance with GAAP and accurately represent the financial conditions and results of operation of the subjects thereof as of the dates thereof and for the period covered thereby.

            5.1.11 USE OF PROCEEDS; MARGIN STOCK. The proceeds of the Advances will be used by Borrower solely for the purposes specified in this Agreement. None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U or G of the Board of Governors of the Federal Reserve System (12 C. F. R. Part 221 and 207), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U or G. Borrower is not engaged in the business of extending credit for the purpose of purchasing, or carrying margin stock. Neither Borrower nor any Person acting on behalf of Borrower has taken or will take any action which might cause any Loan Documents to violate Regulation U or G or any other regulations of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934, or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect. Borrower and Borrower's subsidiaries own no "margin stock".

            5.1.12 GOVERNMENTAL REGULATION. Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding have been amended), or any other law which regulates the incurring by Borrower of indebtedness, including but not limited to laws relating to common or contract carriers or the sale of electricity, gas, steam, water, or other public utility services.

            5.1.13 MATERIAL AGREEMENTS; NO MATERIAL DEFAULTS. Attached hereto as EXHIBIT "J" is a true and correct listing of all material contracts, leases, permits, development agreements, covenants, restrictions, option agreements, purchase and sale agreements, instruments and other agreements requested by Lender for review relating to each of the Existing Projects to be included as Qualified Projects under the Borrower Base as of the Initial Closing Date (collectively "MATERIAL AGREEMENTS -- EXISTING PROJECTS"); in connection with Borrower seeking approval for a Qualified Project under Section 2.4 above, Borrower shall provide Lender with a true and correct listing of the same types of documents and/or materials for each new Qualified Project as described in the preceding sentence (collectively "MATERIAL AGREEMENTS -- FUTURE PROJECTS") (the Material Agreements -- Existing Projects and the Material Agreements -- Future Projects collectively shall be referred to as the "MATERIAL AGREEMENTS"). Borrower shall execute an assignment or assignments in favor of Lender of all of Borrower's rights, title and interests in and to any and all Material Agreements as required by Lender in its discretion. No event has occurred which, immediately or upon the expiration of applicable cure or grace periods, would constitute a default which in Lender's reasonable opinion would have a Material Adverse Change in Borrower or any Project with respect to (i) the terms of any instrument evidencing or relating to any debt of Borrower, (ii) any such contract, lease, permit, development agreement, covenant, restriction, option agreement, purchase and sale agreement, instruments and other agreement, (iii) any statute, ordinance, law, judgment, order, writ, injunction, decree, or rule or regulation of any Governmental Authority or any determination or award of any arbitrator to which Borrower or any Project may be bound, or (iv) any other instrument, agreement or document by which Borrower, any Project or any of Borrower's properties is bound. If the foregoing representation and warranty shall cease to be true with respect to a Qualified Project or a portion thereof, such Qualified Project (or such portion thereof, as the case may be) shall cease to be part of the Borrowing Base until such time as such representation and warranty is once again true.

            5.1.14 TITLE TO PROPERTY. Borrower has good, sufficient and legal title to all properties and assets reflected in its most recent balance sheet delivered to Lender, except for assets disposed of in the ordinary course of business since the date of such balance sheet. The Property is free and clear of Liens and Encumbrances, except for Permitted Exceptions. Borrower is the sole owner of, and has good and marketable title to, the fee interest in each Qualified Project and all other real property described in the Deed of Trust encumbering the property included in said Qualified Project, free from any Liens and Encumbrances, excepting only Permitted Exceptions. If the foregoing representation and warranty shall cease to be true in all material respects with respect to a Qualified Project or a portion thereof, such Qualified Project (or such portion thereof, as the case may be) shall cease to be part of the Borrowing Base until such time as such representation and warranty is once again true in all material respects.

            5.1.15 PAYMENT OF TAXES. All tax returns and reports of Borrower required to be filed by Borrower have been timely filed, and all taxes, assessments, fees and other governmental charges upon Borrower and upon its properties, assets, income and franchises which are due and payable have been paid prior to delinquency. Borrower knows of no proposed tax assessment against Borrower or any Qualified Project that would be material to the condition (financial or otherwise) of Borrower or said Qualified Project, and Borrower has not contracted with any Governmental Authority in connection with any such taxes. If the foregoing representation and warranty shall cease to be true with respect to a Qualified Project or a portion thereof, such Qualified Project (or such portion thereof, as the case may be) shall cease to be part of the Borrowing Base until such time as such representation and warranty is once again true.

            5.1.16 NO CONDEMNATION. No condemnation proceedings or moratorium is pending, or to the best of Borrower's knowledge, threatened against any Qualified Project or any portion thereof which would impair the use, occupancy, or full operation of said Qualified Project in any manner whatsoever. If the foregoing representation and warranty shall cease to be true with respect to a Qualified Project or a portion thereof, such Qualified Project (or such portion thereof, as the case may be) shall cease to be part of the Borrowing Base until such time as such representation and warranty is once again true in all material respects.

            5.1.17 BORROWING BASE. The classification of each item of property included in the Borrowing Base is true and correct. No Borrowing Base value shall be attributed to Raw Land.

        5.2 REPRESENTATIONS AND WARRANTIES UPON REQUESTS FOR ADVANCES. Each Draw Request shall be a representation and warranty by Borrower to Lender that the representations and warranties in this Section 5 are correct and complete in all material respects as of the date the requested Advance except as otherwise disclosed by Borrower to Lender in writing prior to the date of such Draw Request.

        5.3 REPRESENTATIONS AND WARRANTIES UPON DELIVERY OF FINANCIAL STATEMENTS, DOCUMENTS, AND OTHER INFORMATION. Each delivery by Borrower to Lender of financial statements, other documents, or information after the date of this Agreement (including, without limitation, documents and information delivered in obtaining an Advance) shall be a representation and warranty that such financial statements, other documents, and information are correct and complete (in accordance with GAAP) in all material respects, that there are no material omissions therefrom that result in such financial statements, other documents, or information being materially incomplete, incorrect, or misleading in any material respect as of the date thereof, and that such financial statements accurately present the financial condition and results of operations of Borrower as at the dates thereof in all material respects and for the periods covered thereby.

6. BORROWER AFFIRMATIVE COVENANTS. Until the Commitment terminates in full and the Obligations are paid and performed in full, Borrower agrees that, unless Lender otherwise agrees in writing in Lender's absolute and sole discretion:

        6.1 CORPORATE EXISTENCE. Borrower shall continue to be a corporation, validly existing under the laws of the State of California.

        6.2 BOOKS AND RECORDS; ACCESS BY LENDER. Borrower shall maintain a standard, modern system of accounting (including without limitation a single, complete, and accurate set of books and records of its assets, business, financial condition, operations, property, prospects, and results of operations) in accordance with GAAP. Borrower shall also maintain complete and accurate records regarding the acquisition, development and construction of the Project, including, without limitation, all construction contracts, architectural contracts, engineering contracts, field and inspection reports, applications for payment, estimates and analyses regarding construction costs, names and addresses of all contractors and subcontractors performing work or providing materials or supplies with respect to the development and construction of the Project, invoices and bills of sale for all costs and expenses incurred by contractors and subcontractors in connection with the development and construction of the Project, payment, performance and other surety bonds (if applicable), releases and waivers of lien for all such work performed and materials supplied, evidence of completion of all inspections required by any Governmental Authority, certificates of substantial completion, notices of completion, surveys, as-built plans, Approvals and Permits, Purchase Contracts, escrow instructions, records regarding all sales of all or portions of the Project, and all other documents and instruments relating to the acquisition, development, construction and/or sale of the Project or portions thereof. During business hours Borrower shall give representatives of Lender access to all assets, property, books, records, and documents of Borrower and will permit such representatives to inspect such assets and property and to audit, copy, examine, and make excerpts from such books, records, and documents. Upon request by Lender, Borrower shall also provide Lender with copies of the reports, documents, agreements, and other instruments described in this Section 6.2.

        6.3 SPECIAL COVENANTS RELATING TO COLLATERAL.

            6.3.1 DEFENSE OF TITLE. Borrower shall defend the Collateral, the title and interest therein of Borrower represented and warranted in the Deed of Trust, and the legality, validity, binding nature, and enforceability of each Lien and Encumbrance contained in the Deed of Trust and the first priority of the Deed of Trust against all matters, including, without limitation: (a) any attachment, levy, or other seizure by legal process or otherwise of any or all Collateral; (b) except for Permitted Exceptions, any Lien or Encumbrance or claim thereof on any or all Collateral; (c) any attempt to foreclose, conduct a trustee's sale, or otherwise realize upon any or all Collateral under any Lien or Encumbrance, regardless of whether a Permitted Exception and regardless of whether junior or senior to the Deed of Trust; and (d) any claim questioning the legality, validity, binding nature, enforceability, or priority of the Deed of Trust. Borrower shall notify Lender promptly in writing of any of the foregoing and will provide such information with respect thereto as Lender may from time to time request. During the period of time that Borrower is not able to comply with the covenants set forth herein for a Qualified Project or portion thereof for a period of thirty (30) days following written notice from Lender (provided that if Borrower cannot reasonably cure such non-compliance within such thirty
(30) day period, such thirty (30) day period shall be extended for a reasonable period not in excess of ninety (90) days from the date of Lender's notice to cure such non-compliance provided that Borrower shall have commenced such cure within such thirty (30) day period and shall diligently thereafter proceed to effect such cure), then said Qualified Project (or portion thereof, as the case may be) shall cease to be a part of the Borrowing Base until Borrower shall so comply.

            6.3.2 FURTHER ASSURANCES. Borrower shall promptly execute, acknowledge, and deliver such additional agreements, documents, and instruments and do or cause to be done such other acts as Lender may reasonably request from time to time to better assure, preserve, protect, and perfect the interest of Lender in the Collateral and the rights and remedies of Lender under the Loan Documents. Without limiting the foregoing, to the extent that Lender determines from time to time that additional deeds of trust, amendments to deeds of trust, financing statements, subordinations, and other documents are required in order to perfect all Liens and Encumbrances in favor of Lender, and cause all Collateral encumbered by any of the deeds of trust to be subject only to Permitted Exceptions, Borrower shall execute and deliver such documents, instruments and other agreements as Lender may reasonably request.

            6.3.3 PLATS, ANNEXATIONS AND APPROVALS. For each Qualified Project to be included in the Borrowing Base:

                    (a) Each plat or map (whether tentative or final) with respect to any portion of any Qualified Project shall comply with all Requirements and shall be satisfactory in form and substance to Lender. Prior to evaluation by Lender of the plat or map for approval, Borrower shall deliver to Lender such certifications, maps, surveys, and other documents and information as Lender requires. Prior to the recordation of any plat or map by Borrower, Borrower shall deliver to Lender such title insurance endorsements insuring the continued priority of the Deed of Trust after recording of the plat or map as Lender may require. Borrower agrees to take such steps as Lender may require in (i) either re-recording the Deed of Trust or amending the Deed of Trust to reflect the new plat legal description, and (ii) obtaining an endorsement to the Title Policy to amend the legal description therein.

                    (b) Borrower shall obtain and, upon request, provide Lender with, evidence of: (i) appropriate zoning for the use and occupancy of each Qualified Project; (ii) all necessary Approvals and Permits of Governmental Authorities and other third parties necessary to permit the development and sale of each Qualified Project, including without limitation all applicable public reports, architectural committee approvals and other approvals required pursuant to any applicable restrictive covenants; (iii) all Approvals and Permits necessary to commence, carry out and complete construction; and (iv) evidence of payment of all fees and other required amounts for such Approvals and Permits.

                    (c) At Lender's request, Borrower shall provide Lender with true and correct copies of all documents and instruments relating to proposed easements, boundary line adjustments, covenants, conditions and restrictions and other similar matters affecting title to each Qualified Project in connection with the development thereof, together with all surveys, plats, contracts, and other information requested by Lender in connection therewith. Such easements, boundary line adjustments, covenants, conditions and restrictions and other matters shall not be entered into by Borrower unless consented to in writing by Lender, which consent shall not be unreasonably withheld by Lender so long as they are entered into in the ordinary course of developing each Qualified Project. If such consent is granted by Lender, Lender will also enter into such subordinations and releases as may be appropriate in connection with such easements, boundary line adjustments, and covenants, conditions and restrictions, provided that such subordinations are in form reasonably satisfactory to Lender and, in connection with any such releases, Borrower has satisfied the conditions precedent set forth in Section 3.2.1 above.

        In the event that Borrower is not able to comply with the covenants set forth herein for a Qualified Project or portion thereof for a period of thirty (30) days following written notice from Lender (provided that if Borrower cannot reasonably cure such non-compliance within such thirty
        (30) day period, such thirty (30) day period shall be extended for a reasonable period not in excess of ninety (90) days from the date of Lender's notice to cure such non-compliance provided that Borrower shall have commenced such cure within such thirty (30) day period and shall diligently thereafter proceed to effect such cure), then said Qualified Project (or portion thereof, as the case may be) shall cease to be a part of the Borrowing Base until Borrower shall so comply.

            6.3.4 UTILITIES. Borrower shall provide or cause to be provided all telephone service, electric power, storm sewer, sanitary sewer and water facilities for each Qualified Project, and such utilities will be adequate to serve said Project. No condition will exist to affect Borrower's right to connect into and have adequate use of such utilities, except for the payment of normal connection charges or tap charges and except for the payment of subsequent charges for such services to the utility supplier. In the event that Borrower is not able to comply with the covenants set forth herein for a Qualified Project or portion thereof for a period of thirty (30) days following written notice from Lender (provided that if Borrower cannot reasonably cure such non-compliance within such thirty (30) day period, such thirty (30) day period shall be extended for a reasonable period not in excess of ninety (90) days from the date of Lender's notice to cure such non-compliance provided that Borrower shall have commenced such cure within such thirty (30) day period and shall diligently thereafter proceed to effect such cure), then said Qualified Project (or portion thereof, as the case may be) shall cease to be a part of the Borrowing Base until Borrower shall so comply.

            6.3.5 PLANS AND SPECIFICATIONS. Borrower shall be the sole owner of all Plans and Specifications for the Improvements for each Qualified Project or, to the extent that Borrower is not the sole owner of such Plans and Specifications, Borrower shall have the unconditional right to use such Plans and Specifications in connection with the construction of the Improvements for said Qualified Project. Lender will not be restricted in any way in use of such Plans and Specifications from and after an Event of Default in connection with the construction of the Improvements and the exercise of Lender's other rights and remedies, and Borrower shall obtain all consents and authorizations necessary for the use of such Plans and Specifications to Lender. In the event that Borrower is not able to comply with the covenants set forth herein for a Qualified Project or portion thereof for a period of thirty (30) days following written notice from Lender (provided that if Borrower cannot reasonably cure such non-compliance within such thirty (30) day period, such thirty (30) day period shall be extended for a reasonable period not in excess of ninety (90) days from the date of Lender's notice to cure such non-compliance provided that Borrower shall have commenced such cure within such thirty (30) day period and shall diligently thereafter proceed to effect such cure), then said Qualified Project (or portion thereof, as the case may be) shall cease to be a part of the Borrowing Base until Borrower shall so comply.

            6.3.6 COMPLIANCE WITH PERMITTED EXCEPTIONS. Borrower shall keep and maintain in full force and effect all restrictive covenants, development agreements, easements and other agreements with Governmental Authorities and other Persons that are necessary or desirable for the use, occupancy, and sale of each Qualified Project. Borrower shall not default in any material respect under any such covenants, development agreements, easements and other agreements and will diligently enforce its rights thereunder. In the event that Borrower is not able to comply with the covenants set forth herein for a Qualified Project or portion thereof for a period of thirty (30) days following written notice from Lender (provided that if Borrower cannot reasonably cure such non-compliance within such thirty (30) day period, such thirty (30) day period shall be extended for a reasonable period not in excess of ninety (90) days from the date of Lender's notice to cure such non-compliance provided that Borrower shall have commenced such cure within such thirty (30) day period and shall diligently thereafter proceed to effect such cure), then said Qualified Project (or portion thereof, as the case may be) shall cease to be a part of the Borrowing Base until Borrower shall so comply.

            6.3.7 PROJECT DEVELOPMENT. For each Qualified Project:

                    (a) Borrower shall at all times maintain and operate the Project and use its best efforts to market each Qualified Project. Regardless of whether Advances are available, Borrower shall pay all costs and expenses arising in connection with the management, operation, development and sale of said Qualified Project. The Improvements for each Qualified Project shall be constructed and developed in substantial conformity with the Plans and Specifications therefor, and in strict conformity with all applicable laws, rules and regulations of all Governmental Authorities with jurisdiction over said Qualified Project and shall be contained wholly within the lot lines of the Land included within the Qualified Project and will not encroach on any other real estate, easements, building lines or setback requirements. Within fifteen (15) days after Borrower receives notice or knowledge thereof, Borrower shall proceed with diligence to correct any material departure from applicable plans and specifications and any departure from applicable laws, rules and regulations of any Governmental Authority with jurisdiction over said Qualified Project. The making of Advances shall not constitute a waiver of Lender's right to require compliance with this covenant with respect to any such defect or departure from plans and specifications or applicable laws, rules and regulations.

                    (b) With respect to those portions of each Qualified Project which are to be open space" or otherwise constitute streets and other common areas to be dedicated and transferred to homeowners' associations or other Governmental Authorities with jurisdiction over said Qualified Project, and are not otherwise included within the portions of the Land to be developed by Borrower, Borrower shall take such actions as may be necessary to cause such dedications to be made promptly and in accordance with applicable covenants, conditions and restrictions and laws, rules and regulations. Lender may, at its sole option, notify Borrower that such transfers and dedications are required by Lender, in which case Borrower shall cause such transfers and dedications to occur within thirty (30) days.

        In the event that Borrower is not able to comply with the covenants set forth herein for a Qualified Project or portion thereof for a period of thirty (30) days following written notice from Lender (provided that if Borrower cannot reasonably cure such non-compliance within such thirty (30) day period, such thirty
        (30) day period shall be extended for a reasonable period not in excess of ninety (90) days from the date of Lender's notice to cure such non-compliance provided that Borrower shall have commenced such cure within such thirty (30) day period and shall diligently thereafter proceed to effect such cure), then said Qualified Project (or portion thereof, as the case may be) shall cease to be a part of the Borrowing Base until Borrower shall so comply.

            6.3.8 TITLE POLICY ENDORSEMENTS. If required by Lender from time to time in connection with the approvals to be granted by Lender pursuant to the Loan Documents, Borrower shall provide such continuation endorsements, date down endorsements, survey endorsements and other endorsements to each Title Policy for each Qualified Project, in form and substance satisfactory to Lender, as Lender determines necessary to insure the priority of each said Deed of Trust as a valid first lien on the applicable Collateral, subject only to Permitted Exceptions. Borrower agrees to furnish to the Title Company such surveys and other documents and information as Lender or the Title Company may require for the Title Company to issue such endorsements. In the event that Borrower is not able to comply with the covenants set forth herein for a Qualified Project or portion thereof for a period of thirty (30) days following written notice from Lender (provided that if Borrower cannot reasonably cure such non-compliance within such thirty (30) day period, such thirty (30) day period shall be extended for a reasonable period not in excess of ninety (90) days from the date of Lender's notice to cure such non-compliance provided that Borrower shall have commenced such cure within such thirty (30) day period and shall diligently thereafter proceed to effect such cure), then said Qualified Project (or portion thereof, as the case may be) shall cease to be a part of the Borrowing Base until Borrower shall so comply., then said Project shall cease to be a Qualified Project hereunder.

            6.3.9 IMPROVEMENT DISTRICTS. For any Qualified Project, without obtaining the prior written consent of Lender, Borrower shall not consent to, or vote in favor of, the inclusion of all or any part of the Collateral in any improvement district, any "MELLO ROOS" district (for Qualified Projects in California), special assessment district or similar district. Borrower shall give immediate notice to Lender of any notification or advice that Borrower may receive from any municipality or other third party of any intent or proposal to include all or any part of the Collateral in an improvement, assessment or other district. Upon prior written notice to Borrower, Lender shall have the right to file a written objection to the inclusion of all or any part of the Collateral in an improvement, assessment or other district, either in its own name or in the name of Borrower, and to appear at, and participate in, any hearing with respect to the formation of any such district. In the event that Borrower is not able to comply with the covenants set forth herein for a Qualified Project or portion thereof for a period of thirty (30) days following written notice from Lender (provided that if Borrower cannot reasonably cure such non-compliance within such thirty (30) day period, such thirty (30) day period shall be extended for a reasonable period not in excess of ninety (90) days from the date of Lender's notice to cure such non-compliance provided that Borrower shall have commenced such cure within such thirty (30) day period and shall diligently thereafter proceed to effect such cure), then said Qualified Project (or portion thereof, as the case may be) shall cease to be a part of the Borrowing Base until Borrower shall so comply.

            6.3.10 APPRAISALS. Lender shall have the right to order Appraisals of each Qualified Project and all other Collateral from time to time in Lender's discretion. Each Appraisal is subject to review and approval by Lender. With respect to each Appraisal that Lender orders, whether as a result of applicable laws, rules, and regulations of any Governmental Authority or as a result of Lender's general policies and procedures applicable to loans secured by real estate or for any other reason, Borrower agrees upon demand by Lender to pay to Lender the cost and expense incurred by Lender for such Appraisals and a fee prescribed by Lender for review of each Appraisal by Lender.

        6.4 INFORMATION AND STATEMENTS. Borrower shall furnish or cause to be furnished to Lender in connection with each and every Loan made hereunder:

--------------------------------------------------------------------------------------------------------------------------
REPORTING PARTY                REQUIRED STATEMENT                                     TO BE RECEIVED BY:
--------------------------------------------------------------------------------------------------------------------------
1.  Borrower                   Annual Financial Statement (audited by an              Within 120 days of each fiscal
                               independent certified public accountant and            year end
                               certified by the party submitting the statement)
--------------------------------------------------------------------------------------------------------------------------
2.  Borrower                   Quarterly Financial Statement (certified               Within 60 days of the end of each
                               by the party submitting the statement)                 quarterly period
--------------------------------------------------------------------------------------------------------------------------
3.  Borrower                   Annual 24-Month Cash Flow Projection                   Within 90 days of the end of each
                                                                                      fiscal year end
--------------------------------------------------------------------------------------------------------------------------
4.  Borrower                   Monthly Sales Report                                   Within 15 days of each Calendar
                                                                                      Month end
--------------------------------------------------------------------------------------------------------------------------


            6.4.1 MONTHLY SALES REPORTS. As soon as available and in any event within the time period set forth in the chart above, Borrower shall deliver to Lender a report of all Home and Lots sales and closings during the previous Calendar Month and on a cumulative basis since inception for each Project financed hereunder, which report shall be prepared and delivered by Borrower, shall be in form and substance satisfactory to Lender, shall be certified as true and correct on behalf of Borrower by the chief financial officer of Borrower and, upon request of Lender, shall be supported by settlement statements relating to each Lot or Home sale.

            6.4.2 QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within the time period set forth in the chart above, copies of the balance sheet of Borrower and 10-Q statement (as included in the consolidated financial statements of William Lyon Homes, a Delaware corporation) as of the end of such quarter (including full detail of all assets and Borrowing Base availability computations), statements of income and retained earnings and a statement of cash flow of Borrower for such month, prepared in accordance with GAAP, and signed and certified as true and correct on behalf of Borrower by the chief financial officer of Borrower.

            6.4.3 ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within the time period set forth in the chart above, annual consolidated, unqualified financial statements of Borrower (as included in the consolidated financial statements of William Lyon Homes, a Delaware corporation), including copies of the balance sheet of Borrower, 10-K statement as of the end of such fiscal year, internally-generated consolidating financial statements, and statements of income and retained earnings and a statement of cash flow of Borrower for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year of Borrower, all in reasonable detail and prepared in accordance with GAAP, audited by independent certified public accountants satisfactory to Lender and accompanied by an unqualified opinion of such auditors. Such audit shall also cover and include the information contained in the Borrowing Base Certificates delivered pursuant to Section 6.4.6. In the event that the annual financial statements provided to Lender hereunder are not accompanied by an unqualified opinion of such auditors, then Borrower shall provide such management letters as required by Lender in its discretion.

            6.4.4 ANNUAL 24-MONTH PROJECTION. As soon as available and in any event within the time period set forth in the chart above, Borrower shall provide Lender with a projection for the next twenty-four (24) Calendar Months of cash flow and Project Revenues for Borrower and all Projects financed hereunder.

            6.4.5 COMPLIANCE CERTIFICATES. Together with each of the financial statements required pursuant to Sections 6.4.1-6.4.4, a statement in form and substance satisfactory to Lender, certified by the chief financial officer of Borrower that Borrower is in compliance with all covenants, terms, and conditions applicable to Borrower under or pursuant to the Loan Documents and any other Debt owing by Borrower to any Person, and disclosing any noncompliance therewith and describing the status of Borrower's actions to correct such noncompliance, if applicable.

            6.4.6 BORROWING BASE CERTIFICATE. By the fifteenth (15th) day of each Calendar Month, a current Borrowing Base Certificate reflecting the Property included the Borrowing Base as of the last day of the immediately preceding Calendar Month. In addition, by the fifteenth (15th) day of the end of each Calendar Quarter, together with said certificate, a detailed computation of the financial covenant requirements set forth in Section 6.15 below.

            6.4.7 OTHER ITEMS AND INFORMATION. Such other information concerning Borrower, the Project, and the assets, business, financial condition, operations, property, prospects, and results of operations of Borrower, as well as the financial statements and other information for prospective purchasers of any portion of the Land, as Lender reasonably requests from time to time. In this regard, promptly upon request of Lender, Borrower shall deliver to Lender counterparts and/or conditional assignments as security of any and all construction contracts, receipted invoices, bills of sale, statements, conveyances, and other agreements, documents, and instruments of any nature relating to the Project or under which Borrower claims title to any materials or supplies used or to be used in the Project. Also, in this regard, promptly upon request of Lender, Borrower shall deliver to Lender a complete list of all contractors, subcontractors, material suppliers, other vendors, artisans, and laborers performing work or services or providing materials or supplies for the Project.

        6.5 LAW; JUDGMENTS; MATERIAL AGREEMENTS; APPROVALS AND PERMITS. Borrower shall comply with all laws, ordinances, regulations, and rules (federal, state, and local) and all judgments, orders, and decrees of any arbitrator, other private adjudicator, or Governmental Authority relating to Borrower, the Project, or the other assets, business, operations, or property of Borrower. Borrower shall comply with all material agreements, documents, and instruments to which Borrower is a party or by which Borrower, the Project, or any of the other assets or property of Borrower are bound or affected. Borrower shall not cancel or terminate any such agreements, documents or instruments if to do so could result in a Material Adverse Change. Borrower shall comply with all Requirements (including, without limitation, as applicable, requirements of the Federal Housing Administration and the Veterans Administration) and all conditions and requirements of all Approvals and Permits. Borrower shall obtain and maintain in effect from time to time all Approvals and Permits required for the development and marketing of the Project and the business activities and operations then being conducted by Borrower. Borrower shall immediately provide Lender with written notice and explanation of any litigation involving Borrower in which the amount in dispute exceeds One Million Dollars ($1,000,000.00). In the event of any dispute that, in the good faith opinion of Lender, could result in a Material Adverse Change or the fulfillment of any condition precedent or covenant herein, Lender may agree to make Advances for the account of Borrower without prejudice to Borrower's rights, if any, to recover such funds from the party to whom paid. Such agreement or agreements may take any form that Lender in its reasonable discretion deems proper, including, without limitation, agreements to indemnify a title insurer against possible assertion of lien claims and agreements to pay disputed amounts to contractors in the event Borrower is unable or unwilling to pay the same. All sums paid or agreed to be paid pursuant to such agreement shall be for the account of Borrower and shall be charged as an Advance.

        6.6 TAXES AND OTHER DEBT. Borrower shall pay and discharge (a) before delinquency all taxes, assessments, and governmental charges or levies imposed upon it, upon its income or profits, or upon any property belonging to it, (b) when due all lawful claims (including, without limitation, claims for labor, materials, and supplies), which, if unpaid, might become a Lien or Encumbrance upon any of its assets or property, and (c) all its other Debt, when due.

        6.7 ASSETS AND PROPERTY. Borrower shall maintain, keep, and preserve all of its assets and property (tangible and intangible) necessary or useful in the proper conduct of its business and operations in good working order and condition, ordinary wear and tear excepted. Borrower shall promptly obtain and maintain, from time to time at its own expense, all Approvals and Permits as may be required to enable it to comply with its obligations hereunder and under the other Loan Documents.

        6.8 INSURANCE. Borrower shall obtain and maintain the following insurance and pay all premiums related thereto as and when they become due in connection with each and every Project financed hereunder:

            6.8.1 PROPERTY. Insurance of all Collateral against damage or loss by fire, lightning, and other perils, on an all risks basis, such coverage to be in an amount not less than the full insurable value of such Collateral on a replacement cost basis. Such policy will be written on an all risks basis, with no coinsurance requirement, and will contain a provision granting the insured permission to complete and/or occupy the Project.

            6.8.2 LIABILITY. Commercial general liability insurance protecting Borrower and Lender against loss or losses from liability imposed by law or assumed in any agreement, document, or instrument and arising from bodily injury, death, or property damage with a limit of liability of not less than Two Million Dollars ($2,000,000.00) per occurrence and Ten Million Dollars ($10,000,000.00) general aggregate. Also, "umbrella" excess liability insurance in an amount not less than Ten Million Dollars ($10,000,000.00) or such greater amount as Lender may reasonably require. Such policies must be written on an occurrence basis so as to provide blanket contractual liability, broad form property damage coverage, and coverage for products and completed operations. If required by Lender, Borrower shall also obtain and maintain business motor vehicle liability insurance protecting Borrower and Lender against loss or losses from liability relating to motor vehicles owned, non-owned, or hired and used by Borrower or its agents and employees, with a limit of liability of not less than One Million Dollars ($1,000,000.00) (combined single limit for personal injury (including bodily injury and death) and property damage).

            6.8.3 FLOOD. A policy or policies of flood insurance in the maximum amount of flood insurance available with respect to the Project under the Flood Disaster Protection Act of 1973, as amended. This requirement will be waived with respect to portions of the Project upon presentation of evidence satisfactory to Lender that no such portion of the Project in question is or will be located within an area identified by the U.S. Department of Housing and Urban Development as having special flood hazards.

            6.8.4 WORKER'S COMPENSATION. Worker's compensation insurance disability benefits insurance and such other forms of insurance as required by law covering loss resulting from injury, sickness, disability, or death of employees of Borrower.

            6.8.5 CONTRACTORS. During the construction of the Improvements, any and all contractors and subcontractors will be required to carry liability insurance of the type and providing the minimum limits set forth below:

               (a) WORKER'S COMPENSATION. Worker's compensation insurance, disability benefits insurance and each other form of insurance which such contractor is required by law to provide, covering loss resulting from injury, sickness, disability or death of employees of the contractor who are located on or assigned to the construction of the Improvements.

               (b) LIABILITY. Comprehensive general liability insurance coverage for:

                      Property and Operations
                      Products and Completed Operations
                      Contractual Liability

                      Personal Injury Liability
                      Broad Form Property Damage
                            (including completed operations)
                      Explosion Hazard
                      Collapse Hazard
                      Underground Property Damage Hazard

        Such policy will have a limit of liability of not less than One Million Dollars ($1,000,000.00) (combined single limit for personal injury, including bodily injury or death, and property damage).

            6.8.6 ADDITIONAL INSURANCE. Such other policies of insurance as Lender may reasonably request in writing. All policies for required insurance will be in form and substance satisfactory to Lender in its absolute and sole discretion. All required insurance will be procured and maintained in financially sound and generally recognized responsible insurance companies selected by Borrower and approved by Lender. Deductibles under insurance policies required pursuant to this Section 6.8 will not exceed the amounts approved from time to time by Lender. Such companies must be authorized to write such insurance in the states in which the Collateral is located. Each company will have a rating acceptable to Lender in Lender's absolute and sole discretion. All property policies evidencing required insurance will name Lender, as first mortgagee and loss payee. All liability policies evidencing required insurance will name Lender as additional insured. The policies will not be cancelable as to the interests of Lender due to the acts of Borrower. The policies will provide for at least thirty (30) days prior written notice of the cancellation or modification thereof to be given to Lender. A certified copy of each insurance policy or, if acceptable to Lender in its absolute and sole discretion, certificates of insurance evidencing that such insurance is in full force and effect, will be delivered to Lender, together with proof of the payment of the premiums thereof. Prior to the expiration of each such policy, Borrower shall furnish Lender evidence that such policy has been renewed or replaced in the form of the original or a certified copy of the renewal or replacement policy or, if acceptable to Lender in its absolute and sole discretion, a certificate reciting that there is in full force and effect, with a term covering at least the next succeeding calendar year, insurance of the types and in the amounts required in this Section 6.8.

        6.9 COMMENCEMENT AND COMPLETION. Borrower shall cause construction of the Improvements to be prosecuted and completed in good faith, with due diligence, and without delay, subject to any Force Majeure Events; provided, however, that in all events all Improvements shall be constructed and completed prior to the applicable Lot Advance Maturity Date or applicable Home Advance Maturity Date for the subject Lot or Home for which said Improvements are being constructed. Upon demand by Lender, Borrower shall correct any defect in the Improvements or any material departure from any applicable Requirements or, to the extent not theretofore approved in writing by Lender, the applicable plans and specifications. Borrower understands and agrees that the inspection of the Improvements on behalf of Lender, the review by Lender or others acting on behalf of Lender of Draw Requests and related documents and information, the making of Advances by Lender, and any other actions by Lender will be for the sole benefit of Lender and will not be a waiver of the right to require compliance with this Section 6.9. In the event that construction of any Improvements for any Qualified Project is abandoned or halted prior to completion for any period of fifteen (15) consecutive days for any cause not a Force Majeure Event (or for any period up to, in the aggregate, ninety (90) consecutive days as a result of one or more Force Majeure Events) or otherwise beyond the reasonable control of Borrower, Contractor or any subcontractor, or not completed by the applicable maturity date, then said Qualified Project shall cease to be part of the Borrowing Base until a cure thereof shall have occurred.

        6.10 RIGHTS OF INSPECTION; AGENCY.

             6.10.1 GENERALLY. Lender and its respective agents, employees, and representatives will have the right, at the sole cost and expense of Borrower, at any time and from time to time to enter upon the Collateral in order to inspect the Collateral and all aspects thereof, including, without limitation, in order to determine if Collateral is property classified for Borrowing Base purposes. All inspections by Lender are for the sole purpose of protecting the security of Lender and are not to be construed as a representation by Lender that there has been compliance with applicable plans and specifications, the applicable Requirements, or that the Project is free of defects in materials or workmanship. Borrower may make or cause to be made such other independent inspections as Borrower may desire for its own protection. Based on such inspections, Lender may adjust the Borrowing Base and other calculations pursuant to this Agreement.

             6.10.2 INSPECTOR(S). Without limiting the rights of Lender pursuant to Section 6.10, Lender may employ outside inspectors to perform some or all of the inspections described in Section 6.10 and may also elect to have Lender's own employees perform some or all of such inspection duties and review the reports of outside inspectors.

        6.11 VERIFICATION OF COSTS. Lender will have the right at any time and from time to time to review and verify all Hard Costs and Soft Costs incurred by Borrower.

        6.12 USE OF PROCEEDS. Borrower shall use proceeds of Advances only for the purposes described herein.

        6.13 COSTS AND EXPENSES OF BORROWER'S PERFORMANCE OF COVENANTS AND SATISFACTION OF CONDITIONS. Borrower shall perform all of its obligations and satisfy all conditions under the Loan Documents at its sole cost and expense.

        6.14 NOTIFICATION. Borrower shall promptly disclose to Lender the occurrence of: (a) any default by Borrower under or pursuant to the terms and conditions of any material Debt owed by Borrower to any Person, whether now existing or hereafter arising; (b) the occurrence of any event or other circumstance of which Borrower has knowledge and that with the giving of notice or the passage of time would constitute a default referred to in clause (a) above; (c) any Material Adverse Change; (d) any change in the Requirements of any Governmental Authority that would materially and adversely affect Borrower's ability to develop the Project; (e) any action or proceeding which is instituted by or against Borrower or any Project in any Federal or state court or before any Governmental Authority, federal, state or local, foreign or domestic, or any such actions or proceedings are threatened against Borrower or any Project which, in any such case, if adversely determined, would cause a Material Adverse Change; and (f) the occurrence of any Event of Default or Unmatured Event of Default.

        6.15 FINANCIAL COVENANTS. Financial covenants described in this Section 6.15, together with all other financial covenants and restrictions set forth in this Agreement shall be monitored quarterly by Lender upon receipt of the financial statements to be provided hereunder.


--------------------------------------------------------------------------------------------------------------------
       COVENANT PARTY                    COVENANT TYPE                         COVENANT REQUIREMENT
--------------------------------------------------------------------------------------------------------------------
Borrower                       Total Lot Inventory (excluding      Borrower shall not own unsold lots under
                               lots under option agreements)       development and unsold developed lots in excess
                                                                   of an aggregate sum equal to two and one-half
                                                                   (2.5) times the number of lot sales and closings
                                                                   over the immediately preceding four (4) Calendar
                                                                   Month period) for all residential housing
                                                                   projects owned by Borrower
--------------------------------------------------------------------------------------------------------------------
Borrower                       Maximum Total                       -   As of June 30, 2000 --  Not in excess of
                               Liabilities-to-Tangible Net Worth       4.0:1.0
                               Ratio

                                                                   -   As of December 30, 2000 -- Not in excess of
                                                                       3.0:1.0

                                                                   -   As of December 30, 2001 -- Not in excess of
                                                                       2.5:1.0
--------------------------------------------------------------------------------------------------------------------
Borrower                       Minimum Fixed Charge Coverage       Not less than 2.0:1.0
--------------------------------------------------------------------------------------------------------------------
Borrower                       Minimum Tangible Net Worth          Not less than the sum of (a) $45,000,000.00,
                                                                   plus (b) 50% of all annual net profits and 75%
                                                                   of additional future equity offerings
--------------------------------------------------------------------------------------------------------------------
Borrower                       Minimum Liquidity                   Not less than $10,000,000.00
--------------------------------------------------------------------------------------------------------------------


               6.15.1 NO OTHER DEBT. There shall be no third party Debt on the Property or in any Project, other than trade debt. Lender shall have the right, but not the obligation, to declare a default under the Loan if there are any material uncured monetary or non-monetary defaults on any and all trade debt obligations (including without limitation any other loans by Lender) of Borrower, which in Lender's reasonable judgment will materially impair the ability of Borrower to perform under the terms of this Agreement, the Note or the Security Documents.

               6.15.2 NO OTHER LOAN DEFAULTS. Borrower shall not be in default under any "OTHER LOAN." For purposes of this Section 6.15.2, an "OTHER LOAN" shall mean any loan by Lender, or any affiliate or subsidiary of Lender, that is made to Borrower or that is guaranteed by Borrower. It is the expressed intent of Borrower to cross-default this Loan with any Other Loan, such that (a) any Event of Default under this Loan shall constitute a default under each and every Other Loan, and (b) any default under each and every Other Loan shall constitute an Event of Default under this Loan.

        6.16 BOOKS AND RECORDS; NAMES; PLACE OF BUSINESS AND CHIEF EXECUTIVE OFFICE. Borrower shall give Lender thirty (30) days prior written notice of any change in the location of its books and records or its sole place of business or chief executive office.

        6.17 PROCEEDS OF PURCHASE CONTRACTS.

             6.17.1 AFTER EVENT OF DEFAULT OR UNMATURED EVENT OF DEFAULT. From and after the occurrence and during the continuation of an Event of Default or Unmatured Event of Default, all payments of Net Sales Proceeds under Purchase Contracts shall be paid directly to Lender to be applied by Lender to the payment of the Obligations in such order as Lender may determine in its sole and absolute discretion. Absent the occurrence and continuation of an Event of Default or Unmatured Event of Default, such amounts required to be paid to Lender shall be applied (i) first to pay amounts due pursuant to Section 3.2.2, and (ii) then the balance shall be deposited with Lender.

             6.17.2 PAYMENTS TO LENDER. If Borrower collects or receives any amounts payable to Lender pursuant to this Section 6.17, Borrower shall forthwith, upon receipt, transmit and deliver to Lender in the form received all cash, checks, drafts, chattel paper, and other instruments or writings for the payment of money (endorsed, where required, so that such items may be collected by Lender). Any such proceeds which may be so received by Borrower will not be commingled with any other of Borrower's funds or property, but will be held separate and apart from Borrower's own funds or property and upon express trust for Lender until delivery is made to Lender.

7. BORROWER NEGATIVE COVENANTS. Until the Commitment terminates in full and the Obligations are paid and performed in full, Borrower agrees that, unless Lender otherwise agrees in writing in Lender's absolute and sole discretion:

        7.1 CORPORATE RESTRICTIONS. Borrower will not issue any capital stock in Borrower or grant any option, right of first refusal, warrant, or other right to purchase any capital stock in Borrower. Borrower will not be dissolved or liquidated. Borrower will not amend, modify, restate, supplement, or terminate any of its Organizational Documents, Borrower will not consolidate or merge with any corporation, any other limited partnership, any limited liability company, or any other Person.

        7.2 NAME, FISCAL YEAR, ACCOUNTING METHOD, AND LINES OF BUSINESS. Borrower will not change its name, fiscal year, or method of accounting. Borrower will not directly engage in any business other than the lines of business in which Borrower is engaged on the date of this Agreement, discontinue any existing lines of business that are material to the business or operations of Borrower, or substantially alter its method of doing business.

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

        7.3 CHANGE IN OWNERSHIP. Borrower will not suffer to occur or exist, whether occurring voluntarily or involuntarily, any change in, or Lien or Encumbrance with respect to, the legal or beneficial ownership of any capital stock in Borrower.

        7.4 LOANS. Borrower will not directly or indirectly in relation to any Qualified Projects (i) make any loan or advance to any other Person other than purchase money loans made in the ordinary course of business and advances made in the ordinary course of constructing the infrastructure for said Project to Persons engaged in such construction, purchase or otherwise acquire any capital stock or any securities of any other Person, any limited liability company interest or partnership interest in any other person, or any warrants or other options or rights to acquire any capital stock or securities of any other person or any limited liability company interest or partnership interest in any other Person, (ii) make any capital contribution to any other Person, (iii) otherwise invest in or acquire any interest in any other Person or establish any subsidiaries, (iv) guarantee or otherwise become obligated in respect of any indebtedness of any other Person, or (v) subordinate any claim against or obligation of any other Person to Borrower to any other indebtedness of such Person.

        7.5 LIENS AND ENCUMBRANCES. Except for (i) Permitted Exceptions, (ii) Liens and Encumbrances securing this Loan, and (iii) involuntary Liens and Encumbrances being contested in good faith and through appropriate proceedings, and otherwise in accordance with the applicable conditions of the Loan Documents, Borrower shall not grant or suffer to exist any Lien or Encumbrance upon any Property.

        7.6 INDEBTEDNESS. Borrower shall not assume, create, incur, or permit to exist any Debt for any Property, except (i) the Obligations, and (ii) trade obligations and normal accruals in the ordinary course of business not yet due and payable. Borrower shall not assume, create, incur, or permit to exist any contingent liabilities, including, without limitation, contingent reimbursement obligations under letters of credit other than the Letters of Credit; provided, however, that Borrower may incur and permit to exist contingent liabilities resulting from the issuance of payment and performance bonds related to construction of the Improvements.

        7.7 ACQUISITION OF ASSETS. Borrower shall not acquire by purchase, lease or otherwise all or substantially all the assets of any other person, if to do so would materially affect its business or operations.

8.      EVENTS OF DEFAULT AND REMEDIES.

        8.1 EVENTS OF DEFAULT. The occurrence of any one (1) or more of the following shall constitute an Event of Default under this Agreement:

             8.1.1 Failure by Borrower to pay any monetary amount when due under any Loan Document and the expiration of ten (10) days after written notice of such failure by Lender to Borrower.

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

             8.1.2 Failure by Borrower to perform obligation not involving the payment of money, or to comply with any other term or condition applicable to Borrower under any Loan Document, and the expiration of thirty (30) days after written notice of such failure by Lender to Borrower, provided that if Borrower cannot reasonably cure such failure within such thirty (30) day period, such thirty (30) day period shall be extended for a reasonable period not in excess of ninety (90) days from the date of Lender's notice to cure such failure provided that Borrower shall have commenced such cure within such thirty (30) day period and shall diligently thereafter proceed to effect such cure.

             8.1.3 Any representation or warranty by Borrower in any Loan Document is materially false, incorrect, or misleading as of the date made.

             8.1.4 Borrower (i) is unable or admits in writing its inability to pay its monetary obligations as they become due, (ii) makes a general assignment for the benefit of creditors, or (iii) applies for, consents to or acquiesces in the appointment of a trustee, receiver or other custodian for itself or its property or any part thereof, or in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Borrower, or the property of Borrower or any part thereof, and such appointment is not discharged within sixty (60) days.

             8.1.5 Commencement of any case under the Bankruptcy Code, Title 11 of the United States Code or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship or similar proceeding under any federal, state or foreign law by or against Borrower, and such case in not discharged within sixty (60) days of filing.

             8.1.6 Borrower fails to pay when due (after the expiration of any applicable notice and cure period) any monetary obligation (other than the
Loan), whether such obligation be direct or contingent, to any person in excess of Five Hundred Thousand Dollars ($500,000.00), provided that Borrower may in good faith contest any such monetary obligation by appropriate administrative or judicial proceedings as long as (i) said contesting party has, in Lender's judgment, a reasonable basis for such contest, (ii) said contesting party pays when due any portion of such monetary obligation that said party does not contest, (iii) said contesting party's contest will not result in or pose any risk of the seizure, sale or imposition of a lien upon the Property or the Project or any portion thereof, or said contesting party has posted appropriate lien release bonds as permitted by applicable law in order to cause any such lien to be released from the Property or the Project, (iv) said contesting party delivers to Lender such bond or other security as Lender may require in connection with such contest, (v) said contesting party at all times prosecutes such contest with due diligence, and (vi) said contesting party pays, promptly following a determination of the amount of such monetary obligation due and owing by Borrower. In the event that said contesting party does not make, promptly following a determination of the amount of such monetary obligation due and owing by said contesting party, any payment required to be made pursuant to clause (vi) of the preceding sentence, an Event of Default shall have occurred and Lender may draw or realize upon any bond or other security delivered to Lender in connection with the contest by Borrower, in order to make such payments.

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

             8.1.7 Any litigation or proceeding that, in Lender's reasonable judgment if determined adversely to Borrower, would constitute a Material Adverse Change on Borrower or any Project, is commenced before any Governmental Authority against or affecting Borrower, or the property of Borrower or any part thereof, and such litigation or proceeding is not defended diligently and in good faith by Borrower or is not discharged within sixty (60) days of filing.

             8.1.8 A final judgment or decree for monetary damages or a monetary fine or penalty (not subject to appeal or as to which the time for appeal has expired) is entered against Borrower by any Governmental Authority, which together with the aggregate amount of all other such judgments, decrees, fines and penalties against Borrower that remain unpaid or that have not been discharged or stayed, exceeds One Million Dollars ($1,000,000.00) or would otherwise in Lender's reasonable judgment constitute a Material Adverse Change on Borrower or any Project, and such judgment, decree, fine or penalty is not paid, discharged or stayed within thirty (30) days after the entry thereof.

             8.1.9 Commencement of any action or proceeding which seeks as one of its remedies the dissolution of Borrower, and such action is not discharged within sixty (60) days of filing.

             8.1.10 All or any part of the property of Borrower is attached, levied upon or otherwise seized by legal process, and such attachment, levy or seizure is not quashed, stayed or released within thirty (30) days of the date thereof.

             8.1.11 The occurrence of any prohibited transfer under Section 2.9 of any Deed of Trust, unless prior to such transfer the holder of the Note has delivered to Borrower the written consent of such holder to such transfer.

             8.1.12 The occurrence of any Event of Default, as such term is defined in any other Loan Document.

             8.1.13 If Borrower, at any time, ceases to manage the Projects financed hereunder.

             8.1.14 Any Governmental Authority with jurisdiction over the Property or any Project orders or requires that construction of any Improvements be stopped, in whole or in part, or any required approval, license or permit is withdrawn or suspended, and the order, requirement, withdrawal or suspension remains in effect for a period of thirty (30) days, then the Qualified Project or Property to which the order, requirement, withdrawal or suspension relates shall not be a part of the Borrowing Base until such order, requirement, withdrawal or suspension is no longer in effect.

             8.1.15 Failure to deposit with Lender in cash or cash equivalents, as required herein, the amount necessary to put the Loan "IN BALANCE" (as required pursuant to Sections 2.1.6(c), 2.2.3(d), 2.3.4 and 2.4.5 above) within ten (10) days after Lender's notice to Borrower that the Loan is not "IN BALANCE," or any other failure to deposit the amount(s) necessary and required herein within ten (10) days after the date such amounts are required to be deposited.

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

        8.2 RIGHTS AND REMEDIES OF LENDER.

             8.2.1 Notwithstanding any provision to the contrary herein or any of the other Loan Documents, during the continuance of any Event of Default under this Agreement, or during the continuance of an Event of Default under any of the other Loan Documents: (i) Lender's obligation to make further disbursements of the Loan shall abate; and (ii) if the Event of Default shall not be cured within the applicable notice and cure periods, then Lender shall, at its option, have the remedies provided in the Loan Document breached by Borrower, including, without limitation, the option to declare all outstanding indebtedness to be immediately due and payable without presentment, demand, protest or notice of any kind, and the following remedies: Lender's obligation to make further disbursements to Borrower shall terminate; Lender may, at its option, apply any of Borrower's funds in its possession to the outstanding indebtedness under the Note whether or not such indebtedness is then due; Lender may exercise all rights and remedies available to it under any or all of the Loan Documents; and Lender shall have the right to cause an independent contractor selected by Lender to enter into possession of the Property and to perform any and all work and labor necessary for the completion of the Project substantially in accordance with the Plans and Specifications and to perform Borrower's obligations under this Agreement. All sums expended by Lender for such purposes shall be deemed to have been disbursed to and borrowed by Borrower and shall be secured by the Deed of Trust on the Property.

                      (a) Subject to the provisions of Sections 8.2.1(b) and 8.2.1(c) below, Lender and Borrower acknowledge and agree that in each instance in which a Project ceases to be a Qualified Project so as to be included in the Borrowing Base, either due to (i) the failure of or non-compliance with any representations and warranties under Sections 5.1.7, 5.1.9, 5.1.13-5.1.16, or (ii) the failure of or non-compliance with any affirmative covenants under Sections 6.3.1, 6.3.3-6.3.9, 6.9 or
        (iii) the failure to cure a default under Section 8.1.14, then such removal of said Project from the Borrowing Base shall not in and of itself constitute an Event of Default under this Agreement.

                      (b) Notwithstanding any other provision of this Agreement to the contrary, if any adjustment in the Borrowing Base shall arise from a Project ceasing to be a Qualified Project for the purpose of inclusion in the Borrowing Base and Borrower shall fail or refuse to timely make any principal payment required as a result of said adjustment, then such failure and/or refusal to timely make said payment shall constitute an Event of Default under this Agreement.

                      (c) Notwithstanding any other provision of this Agreement to the contrary, any failure or non-compliance by Borrower with any representation, warranty, covenant (including without limitation the financial covenants set forth in Section 6.15 above), duty, obligation, promise or agreement set forth herein shall constitute an Event of Default under this Agreement unless such failure or non-compliance is
        (i) cured as provided herein, or (ii) expressly waived in writing by Lender, or (iii) subject to the express provisions of Section 8.2.1(a) above.

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

             8.2.2 Borrower hereby constitutes and appoints Lender, or an independent contractor selected by Lender, as its true and lawful attorney-in-fact with full power of substitution, for the purposes of completion of each and every Project and performance of Borrower's obligations under this Agreement in the name of Borrower, and hereby empowers said attorney-in-fact to do any or all of the following upon the occurrence of an Event of Default (it being understood and agreed that said power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked until repayment of the
Loan):

                      (a) To use any of the funds of Borrower, including any balance of the Loan, as applicable, and any funds which may be held by Lender for Borrower, for the purpose of effecting completion of the Improvements in the manner called for by the Plans and Specifications;

                      (b) To make such additions, changes and corrections in the Plans and Specifications as shall be necessary or desirable to complete the Improvements in substantially the manner contemplated by the Plans and Specifications;

                      (c) To employ any contractors, subcontractors, agents, architects and inspectors required for said purposes;

                      (d) To employ attorneys to defend against attempts to interfere with the exercise of power granted hereby;

                      (e) To pay, settle or compromise all existing bills and claims which are or may be liens against the Property, the Improvements or the Project or may be necessary or desirable for the completion of the Improvements or clearance of objections to or encumbrances on title;

                      (f) To execute all applications and certificates in the name of Borrower which may be required by any other construction contract;

                      (g) To prosecute and defend all actions or proceedings in connection with the Project, and to take such action, require such performance and do any and every other act as is deemed necessary with respect to the completion of the Improvements which Borrower might do on its own behalf; and

                      (h) To let new or additional contracts (to the extent not prohibited by existing contracts) to employ watchmen and erect security fences to protect the Project from injury, and to take such action and require such performance as Lender deems necessary under any of the bonds or insurance policies to be furnished hereunder, to make settlements and compromises with the sureties or insurers thereunder, and in connection therewith to execute instruments of release and satisfaction.

9. BANK'S OBLIGATIONS TO BORROWER ONLY AND DISCLAIMER BY BANK. No Person, other than Borrower and Lender, shall have any rights hereunder or be a third-party beneficiary hereof. Lender is not a joint venturer or a partner with Borrower. Prior to an Event of Default and thereafter until Lender elects in writing to

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

assume specific obligations of Borrower, Lender shall not be obligated to any Person providing labor, materials, or other services for the Project and payment of funds from Advances directly to any such Persons shall not give or be a recognition of any third-party beneficiary status.

10. NO BROKERS. Except as disclosed by Borrower to Lender in writing prior to the date of this Agreement, Borrower and Lender represent and warrant to the other that it knows of no broker's or finder's fee due in respect of the transaction described in this Agreement and that it has not used the services of a broker or a finder in connection with this transaction.

11. PROVISIONS IN THE NOTE GOVERN THIS AGREEMENT. This Agreement is subject to certain terms and provisions in the Note, to which reference is made for a statement of such terms and provisions.

12. COUNTERPART EXECUTION. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

13. MISCELLANEOUS.

        13.1 ASSIGNMENT.

                      (a) Borrower shall not assign this Agreement or any interest it may have in the monies due hereunder, without the prior written consent of Lender, which consent may be granted or withheld in Lender's sole and absolute discretion. Notwithstanding the foregoing, in the event of any such assignment, Lender may nevertheless at its option continue to make disbursements under this Agreement to Borrower or to those who succeed to Borrower's title, and all sums shall be deemed to be disbursements under this Agreement, and not to be modifications hereof, and shall be secured by the Deed of Trust.

                      (b) Subject to the provisions of Section 13.18 below, Lender may at any time assign this Agreement, the Note, the Deed of Trust and other Loan Documents, and upon such assignment Lender shall have no further obligation or liability of any nature in connection herewith. Upon such assignment, the provisions of this Agreement shall continue to apply to the Loan and such assignee shall be substituted in the place and stead of Lender hereunder with all rights, obligations and remedies of Lender herein provided, including without limitation the right to so further assign this Agreement, the Note, the Deed of Trust and other Loan Documents.

        13.2 NOTICES. All notices, requests, demands and consents to be made hereunder to the parties hereto shall be in writing and shall be delivered by hand or sent by registered mail or certified mail, postage prepaid, return receipt requested, through the United States Postal Service to the addresses shown below or such other address which the parties may provide to one another in accordance herewith. Such notices, requests,

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demands and consents, if sent by mail, shall be deemed given two (2) Business
Days after deposit in the United States mail, and if delivered by hand, shall be deemed given when delivered.

                  If to Borrower:     WILLIAM LYON HOMES, INC.
                                      4490 Von Karman Avenue (P.O. Box 7520)
                                      Newport Beach, California 92658-7520
                                      Attn:  Richard Robinson and Michael Grubbs

                  With a copy to:     IRELL & MANELLA, LLP
                                      840 Newport Center Drive, Suite 400
                                      Newport Beach, California 92660-6324
                                      Attn:  Roy Geiger, Esq.

                  If to Lender:       CALIFORNIA BANK & TRUST
                                      11622 El Camino Real, Suite 200
                                      San Diego, California  92130
                                      Attn:  Peggy Standefer, Esq.

                  With a copy to:     CALIFORNIA BANK & TRUST
                                      3101 North Central Avenue, Suite 520
                                      Phoenix, Arizona  85012
                                      Attention:  Construction Risk Manager

                  With a copy to:     CALIFORNIA BANK & TRUST
                                      1900 Main Street, Suite 200
                                      Irvine, California  92614
                                      Attn:  Frank Henry

                  And a copy to:      BRYAN CAVE LLP
                                      2020 Main Street, Suite 600
                                      Irvine, California 92614
                                      Attn:  Ren R. Hayhurst, Esq.

        13.3 AUTHORITY TO FILE NOTICES. Upon the occurrence of any Event of Default, Borrower irrevocably appoints Lender as its attorney-in-fact, with full power of substitution, to file or record, at the Borrower's cost and expense and in Borrower's name, any notices of completion, notices of cessation of labor, or any other notices that Lender considers necessary or desirable to protect its security.

        13.4 INCONSISTENCIES WITH THE LOAN DOCUMENTS. In the event of any inconsistencies between the terms of this Agreement and any terms of any of the Loan Documents, the terms of this Agreement shall govern and prevail.

        13.5 NO WAIVER. No disbursement of proceeds of the Loan shall constitute a waiver of any conditions to Lender's obligation to make further disbursements nor, in the event Borrower is unable to satisfy any such conditions, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to constitute an Event of Default under this Agreement.

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

        13.6 LENDER APPROVAL OF INSTRUMENTS AND PARTIES. All proceedings taken in accordance with transactions provided for herein, and all surveys, appraisals and documents required or contemplated by this Agreement and the persons responsible for the execution and preparation thereof, shall be satisfactory to and subject to approval by Lender. Lender's counsel shall be provided with copies of all documents which they may reasonably request in connection with the Agreement.

        13.7 LENDER DETERMINATION OF FACTS. Lender shall at all times be free to establish independently, to its satisfaction, the existence or nonexistence of any fact or facts, the existence or nonexistence of which is a condition of this Agreement.

        13.8 INCORPORATION OF PREAMBLE: RECITALS AND EXHIBITS. The preamble, recitals and exhibits hereto are hereby incorporated into this Agreement.

        13.9 THIRD-PARTY CONSULTANTS. Lender may hire such third-party consultants as it deems necessary, the costs of which shall be paid by Borrower, to provide the following services: (a) review final Plans and Specifications and final construction cost breakdown and the construction schedule; (b) conduct compliance inspections with respect to the progress of construction of the Project and approve each element of a request for disbursement relating to construction costs, and (c) perform such other services as may, from time to time, be required by Lender. This obligation on the part of Borrower shall survive the closing of the Loan and the repayment thereof. Borrower hereby authorizes Lender, in its discretion, to pay such expenses, charges, costs and fees at any time by a disbursement of the Loan, and to the extent the applicable Loan Budget category is insufficient, such expenses, charges, costs and fees shall be paid by Borrower from its own funds.

        13.10 PAYMENT OF EXPENSES. Borrower shall pay all taxes and assessments and all expenses, charges, costs and fees provided for in this Agreement or relating to the Loan or construction of the Improvements, including, without limitation, any fees incurred for recording or filing any of the Loan Documents, title insurance premiums and charges, tax service contract fees, fees of any consultants, Lender's processing and closing fees, reasonable fees and expenses of Lender's counsel, printing, photostatting and duplicating expenses, air freight charges, escrow fees, costs of surveys, premiums of hazard insurance policies and surety bonds and fees for any appraisal, appraisal review, market or feasibility study required by Lender. Borrower hereby authorizes Lender to disburse the proceeds of the Loan to pay such expenses, charges, costs and fees notwithstanding that Borrower may not have requested a disbursement of such amount, provided that Borrower acknowledges that Lender has no obligation to disburse amounts listed under "BORROWER'S EQUITY" on the A&D Budget or the Home Construction Budget. Such disbursement shall be added to the outstanding principal balance of the Note. The authorization hereby granted shall be irrevocable, and no further direction or authorization from Borrower shall be necessary for Lender to make such disbursements. However, the provision of this
Section 13.10 shall not prevent Borrower from paying such expense, charges, costs and fees from its own funds. All such expenses, charges, costs and fees shall be Borrower's obligation regardless of whether or not Borrower has requested and met the conditions for a disbursement of the Loan. The obligations on the part of Borrower under this Section 13.10 shall survive the closing of the Loan and the repayment thereof.

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

        13.11 DISCLAIMER BY LENDER. Lender shall not be liable to any contractor, subcontractor, supplier, laborer, architect, engineer or any other party for services performed or materials supplied in connection with the Project. Lender shall not be liable for any debts or claims accruing in favor of any such parties against Borrower or others or against the Property or the Project. Borrower is not and shall not be an agent of Lender for any purpose. Lender is not a joint venture partner with Borrower in any manner whatsoever. Prior to default by Borrower under this Agreement and the exercise of remedies granted herein, Lender shall not be deemed to be in privity of contract with any contractor or provider of services to the Project, nor shall any payment of funds directly to a contractor, subcontractor or provider of services be deemed to create any third party beneficiary status or recognition of same by Lender. Approvals granted by Lender for any matters covered under this Agreement shall be narrowly construed to cover only the parties and facts identified in any written approval or, if not in writing, such approvals shall be solely for the benefit of Borrower.

        13.12 INDEMNIFICATION. To the fullest extent permitted by law, Borrower agrees to protect, indemnify, defend and hold harmless Lender, and its directors, officers, agents and employees, from and against any and all liability, expense or damage of any kind or nature and from any suits, claims or demands, including reasonable legal fees and expenses on account of any matter or thing or action or failure to act by Lender, whether in suit or not, arising out of this Agreement or in connection herewith, other than such claims and liabilities as arise solely from the gross negligence or intentional misconduct of Lender. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Lender believes is covered by this indemnity, Lender shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to Lender. Lender may also require Borrower to so defend the matter. The obligations on the part of Borrower under this Section 13.12 shall survive the closing of the Loan and the repayment thereof.

        13.13 TITLES AND HEADINGS. The titles and headings of sections of this Agreement are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

        13.14 BROKERS. Borrower and Lender represent to each other that neither of them knows of any brokerage commissions or finders' fee due or claimed with respect to the transaction contemplated hereby. Borrower and Lender shall indemnify and hold harmless the other party from and against any and all loss, damage, liability and expense, including costs and reasonable attorneys' fees, which such other party may incur or sustain by reason of or in connection with any misrepresentation by the indemnifying party with respect to the foregoing.

        13.15 CHANGE, DISCHARGE, TERMINATION OR WAIVER. No provision of this Agreement may be changed, discharged, terminated or waived except in writing signed by the party against whom enforcement of the chance, discharge, termination or waiver is sought. No failure on the part of Lender to exercise and no delay by Lender in exercising any right or remedy under the Loan Documents or under the law shall operate as a waiver thereof.

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

        13.16 CHOICE OF LAW. This Agreement and the transaction contemplated hereunder shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflict of laws principles.

        13.17 DISBURSEMENTS IN EXCESS OF LOAN AMOUNT. In the event the total disbursements by Lender exceed the amount of the Loan, the total of all disbursements shall be secured by the Deed of Trust. All other sums expended by Lender pursuant to this Agreement or any other Loan Documents shall be deemed to have been paid to Borrower and shall be secured by, among other things, the Deed of Trust.

        13.18 PARTICIPATIONS. Lender may at any time sell, assign, grant participations in, or otherwise transfer to any other person, firm or corporation (each a "PARTICIPANT") all or part of the indebtedness of Borrower outstanding under this Agreement or the Note. Borrower hereby acknowledges and agrees that any such disposition will give rise to each Participant becoming a co-lender and an equitable owner of an undivided fractional interest in the Loan and the Loan Documents, with California Bank & Trust, a California banking corporation ("CB&T"), acting as the sole administrative agent for all said Participants as co-lenders; provided, however, that after any such disposition, as between Borrower and Lender under the Loan Documents, CB&T has the sole authority to bind the co-lenders under said Loan Documents, and Borrower shall have the right and the duty to continue to deal solely with CB&T concerning any part of the Loan in the same manner as if CB&T were the sole owner thereof and as if no sale of any participation interest had occurred. Subject to the foregoing, Borrower agrees and consents CB&T's sale or transfer, whether now or later, of one (1) or more participation interests in the Loan to one (1) or more Participants, whether related or unrelated to Lender, with all references in the Loan Documents to Lender (together with all participants, successors and assigns) to include all said Participants as co-lenders hereunder. Lender may provide, without any limitation whatsoever, to any one (1) or more Participants, or potential Participant, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters as may be disclosed to said Participants or potential Participants. Borrower additionally waives any and all notices of sale of participation interests, as well as all notice of any repurchase of a participation interest. Borrower also agrees that any Participant will be considered as the absolute owner of such participation interest in the Loan and will have all the rights granted under the intercreditor agreement and/or other agreements between Lender and Participant governing the sale of such participation interest. Subject to the foregoing, Borrower further waives all rights of offset or counterclaim (excluding any rights or counterclaims arising from the gross negligence or willful misconduct of or breach of this Agreement by CB&T) that it may have now or later against Lender or against any Participant and unconditionally agrees that either Lender or such Participant, as provided in said intercreditor agreement, may enforce Borrower's obligations under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. In no event shall any sale, assignment or participation in the Loan result in any delay or change in the requirements for the disbursement of Loan funds to Borrower or alter any of Borrower's or Lender's obligations under the Loan.

        13.19 TIME IS OF THE ESSENCE. Time is of the essence of this Agreement.

        13.20 ATTORNEYS' FEES. Borrower shall promptly pay to Lender from Borrower's own funds or from the proceeds of the Loan, upon demand, with interest thereon from the date of demand at the Default Interest Rate, reasonable attorneys' fees, expert witness fees and all costs and other expenses paid or reasonably incurred by Lender in enforcing or exercising its rights or remedies created by, connected with or provided for in this Agreement or any of the other Loan Documents, and payment thereof shall be secured by the Deed of Trust. If at any time Borrower fails, refuses or neglects to do any of the things herein provided to be done by Borrower, Lender shall have the right, but not the obligation, to do the same but at the expense and for the account of Borrower. The amount of any moneys so expended or obligations so incurred by Lender, together with interest thereon at the Default Interest Rate, shall be repaid to Lender forthwith upon written demand therefor and payment thereof shall be secured by the Deed of Trust.

        13.21 SIGNS. Throughout the term of the Loan, Lender shall have the right to erect one or more signs on the Project indicating its provision of financing for the Project, and Lender shall also have the right to publicize its financing of the Project as Lender may deem appropriate.

        13.22 SUBORDINATION TO CERTAIN EASEMENTS, DEDICATIONS AND RESTRICTIONS. Lender agrees to subordinate the lien and charge of the Deed of Trust to any easements for any public utility purposes, drainage purposes or roadway purposes, or to any roadway park or common area dedication, as specifically approved by Lender and as required by the applicable governmental authorities as a condition to its approval of the Final Map. In addition, Lender agrees to subordinate the lien and charge of the Deed of Trust to any CC&Rs which Borrower determines to be necessary or desirable in connection with the Project and which CC&Rs are approved by Lender. In addition, Lender shall cause the lien of the Deed of Trust to be partially reconveyed for any portion of the Property approved by Lender which is required to be dedicated for roadway, park and common area purposes. Lender agrees, without receipt of further consideration but at the sole cost and expense of Borrower, to execute and acknowledge any and all documents which are reasonably acceptable to Lender and which are reasonably necessary for the processing and recording of the Final Map or are reasonably necessary to effectuate the purposes of this Section 13.22.

        13.23 WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY RELATED TO THE LOAN OR THE LOAN DOCUMENTS. THIS PROVISION AND THE WAIVER SET FORTH HEREIN ARE MATERIAL INDUCEMENTS TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN AND IN THE LOAN DOCUMENTS.

14. EXHIBITS. The following Exhibits are attached to this Agreement and incorporated herein by this reference:


        EXHIBITS "A-1" TO "A-8"     Legal Descriptions for Existing Projects


        EXHIBIT "B"                 Form of Borrowing Base Certificate
        EXHIBIT "C"                 Letter of Credit Request Form
        EXHIBIT "D"                 Project Loan Request Form
        EXHIBIT "E"                 Form of Letter of Credit
        EXHIBIT "F"                 Form of Request for Admission of Entitled Land
        EXHIBIT "G"                 Form of Request for Admission of Lots Under Development
        EXHIBIT "H"                 Form of Request for Admission of Developed Lots
        EXHIBIT "I"                 Form of Request for Admission of Homes
        EXHIBIT "J"                 List of Material Agreements
        EXHIBIT "K"                 Required Project Information

15. ADDITIONAL ADVANCES. Borrower agrees that any and all amounts advanced by Lender to protect the Collateral or for any other purpose under the Loan Documents shall be considered Advances pursuant to this Agreement, and Borrower acknowledges that such advances may be made by Lender in its sole and absolute discretion and without any request or authorization of Borrower. Any such advances shall be immediately due and payable and shall bear interest at the Default Interest Rate until paid. Borrower acknowledges and agrees that such Advances may exceed the amount of Advances otherwise available, and Borrower nonetheless agrees to pay such Advances as provided herein and agrees that such Advances shall be secured by all Collateral.

DATED as of the date first above stated.

                                         LENDER:

                                         CALIFORNIA BANK & TRUST, a California
                                         banking corporation


                                              By:   /s/    FRANK HENRY
                                                 -------------------------------
                                                   Name: Frank Henry
                                                        ------------------------
                                                   Title: Senior Vice President
                                                         -----------------------



                      [Signatures continued on next page.]

                                       BORROWER:

                                       WILLIAM LYON HOMES, INC., a California
                                       corporation


                                           By:   /s/   RICHARD S. ROBINSON
                                              ----------------------------------
                                                Name: Richard S. Robinson
                                                Title:  Senior Vice President


                                           By:      /s/   MICHAEL D. GRUBBS
                                              ----------------------------------
                                                Name: Michael D. Grubbs
                                                Title: Senior Vice President


                                                                     |
STATE OF                            )                                |     CAPACITY CLAIMED BY SIGNER:
        ----------------------      )                                |     [ ] Individual(s)
COUNTY OF                           )                                |     [ ] Corporate
         ---------------------                                       |                  -----------------
                                                                     |         Officer(s)
                                                                     |                   ----------------
                                                                     |                       Title(s)
On _________________, before me, the undersigned, a Notary           |
Public in and for said State, personally appeared                    |
_____________________:                                               |
                                                                     |
                                                                     |
                                                                     |     [ ] Partner(s)
[ ] personally known to me - OR - [ ] proved to me on the basis of   |     [ ] Attorney-in-Fact
satisfactory evidence, to be the person(s) whose name(s)             |     [ ] Trustee(s)
is/are subscribed to the within instrument and acknowledged to       |     [ ] Subscribing Witness
me that he/she/they executed the same in his/her/their               |     [ ] Guardian/Conservator
authorized capacity(ies), and that by his/her/their                  |     [ ] Other:
signature(s) on the instrument the person(s), or the                 |               ----------------
entity upon behalf of which the person(s) acted, executed the        |         ----------------------
instrument.                                                          |         ----------------------
                                                                     |
WITNESS my hand and official seal.                                   |     SIGNER IS REPRESENTING:
                                                                     |     Name of person(s) or
                                                                     |     entity(ies)
----------------------------------                                   |
Signature of Notary                                                  |
                                                                     |     -----------------------------
                                                                     |
                                                                     |     -----------------------------
                                                                     |



STATE OF                            )                                |     CAPACITY CLAIMED BY SIGNER:
        ----------------------      )                                |     [ ] Individual(s)
COUNTY OF                           )                                |     [ ] Corporate
         ---------------------                                       |                  -----------------
                                                                     |         Officer(s)
                                                                     |                   ----------------
                                                                     |                       Title(s)
On _________________, before me, the undersigned, a Notary           |
Public in and for said State, personally appeared                    |
_____________________:                                               |
                                                                     |
                                                                     |
                                                                     |     [ ] Partner(s)
[ ] personally known to me - OR - [ ] proved to me on the basis of   |     [ ] Attorney-in-Fact
satisfactory evidence, to be the person(s) whose name(s)             |     [ ] Trustee(s)
is/are subscribed to the within instrument and acknowledged to       |     [ ] Subscribing Witness
me that he/she/they executed the same in his/her/their               |     [ ] Guardian/Conservator
authorized capacity(ies), and that by his/her/their                  |     [ ] Other:
signature(s) on the instrument the person(s), or the                 |               ----------------
entity upon behalf of which the person(s) acted, executed the        |         ----------------------
instrument.                                                          |         ----------------------
                                                                     |
WITNESS my hand and official seal.                                   |     SIGNER IS REPRESENTING:
                                                                     |     Name of person(s) or
                                                                     |     entity(ies)
----------------------------------                                   |
Signature of Notary                                                  |
                                                                     |     -----------------------------
                                                                     |
                                                                     |     -----------------------------



                                                                     |
STATE OF                            )                                |     CAPACITY CLAIMED BY SIGNER:
        ----------------------      )                                |     [ ] Individual(s)
COUNTY OF                           )                                |     [ ] Corporate
         ---------------------                                       |                  -----------------
                                                                     |         Officer(s)
                                                                     |                   ----------------
                                                                     |                       Title(s)
On _________________, before me, the undersigned, a Notary           |
Public in and for said State, personally appeared                    |
_____________________:                                               |
                                                                     |
                                                                     |     [ ] Partner(s)
[ ] personally known to me - OR - [ ] proved to me on the basis of   |     [ ] Attorney-in-Fact
satisfactory evidence, to be the person(s) whose name(s)             |     [ ] Trustee(s)
is/are subscribed to the within instrument and acknowledged to       |     [ ] Subscribing Witness
me that he/she/they executed the same in his/her/their               |     [ ] Guardian/Conservator
authorized capacity(ies), and that by his/her/their                  |     [ ] Other:
signature(s) on the instrument the person(s), or the                 |               ----------------
entity upon behalf of which the person(s) acted, executed the        |         ----------------------
instrument.                                                          |         ----------------------
                                                                     |
WITNESS my hand and official seal.                                   |     SIGNER IS REPRESENTING:
                                                                     |     Name of person(s) or
                                                                     |     entity(ies)
----------------------------------                                   |
Signature of Notary                                                  |
                                                                     |     -----------------------------
                                                                     |
                                                                     |     -----------------------------
                                                                     |


STATE OF                            )                                |     CAPACITY CLAIMED BY SIGNER:
        ----------------------      )                                |     [ ] Individual(s)
COUNTY OF                           )                                |     [ ] Corporate
         ---------------------                                       |                  -----------------
                                                                     |         Officer(s)
                                                                     |                   ----------------
                                                                     |                       Title(s)
On _________________, before me, the undersigned, a Notary           |
Public in and for said State, personally appeared                    |
_____________________:                                               |
                                                                     |
                                                                     |
                                                                     |     [ ] Partner(s)
[ ] personally known to me - OR - [ ] proved to me on the basis of   |     [ ] Attorney-in-Fact
satisfactory evidence, to be the person(s) whose name(s)             |     [ ] Trustee(s)
is/are subscribed to the within instrument and acknowledged to       |     [ ] Subscribing Witness
me that he/she/they executed the same in his/her/their               |     [ ] Guardian/Conservator
authorized capacity(ies), and that by his/her/their                  |     [ ] Other:
signature(s) on the instrument the person(s), or the                 |               ----------------
entity upon behalf of which the person(s) acted, executed the        |         ----------------------
instrument.                                                          |         ----------------------
                                                                     |
WITNESS my hand and official seal.                                   |     SIGNER IS REPRESENTING:
                                                                     |     Name of person(s) or
                                                                     |     entity(ies)
----------------------------------                                   |
Signature of Notary                                                  |
                                                                     |     -----------------------------
                                                                     |
                                                                     |     -----------------------------

                                  EXHIBIT "A-1"
                 LEGAL DESCRIPTION (OAKHURST -- DIABLO VILLAGE)

THE LAND REFERRED TO IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF CONTRA COSTA AND IS DESCRIBED AS FOLLOWS: LOTS 1 AND 8 THROUGH 33 OF TRACT 8215 (DIABLO VILLAGE), FILED APRIL 14, 2000, IN BOOK 419 OF MAPS, AT PAGES 12 THROUGH 16, IN THE COUNTY OF CONTRA COSTA RECORDS.

EXCEPTING THEREFROM:

ALL RIGHTS TO ALL OIL, GAS, CASINGHEAD GAS, ASPHALTUM AND OTHER HYDROCARBONS NOW OR HEREAFTER FOUND, SITUATE OR LOCATED IN ALL OR ANY PART OR PORTION OF THE PROPERTY LYING MORE THAN FIVE HUNDRED (500) FEET BELOW THE SURFACE THEREOF, TOGETHER WITH THE RIGHT SLANT DRILL FOR AN REMOVE ALL OR ANY OF SAID OIL, GAS, CASINGHEAD GAS, ASPHALTUM AND OTHER HYDROCARBONS LYING BELOW A DEPTH OF MORE THAT FIVE HUNDRED (500) FEET BELOW THE SURFACE THEREOF, AND TO GRANT LEASES FOR ALL OR ANY OF SAID PURPOSES, BUT WITHOUT ANY RIGHT WHATSOEVER TO ENTER UPON THE SURFACE OF SAID PROPERTY, OR ANY PART OR PORTION THEREOF LYING WITHIN FIVE HUNDRED (500) FEET VERTICAL DISTANCE BELOW THE SURFACE THEREOF, AS RESERVED IN THE DEED FROM ALBERT D. SEENO CONSTRUCTION CO., A LIMITED PARTNERSHIP, RECORDED NOVEMBER 18, 1987, IN BOOK 14024, AT PAGES 1 THROUGH 8, OFFICIAL RECORDS.

                                  EXHIBIT "A-2"
                       LEGAL DESCRIPTION (LYON WOODFIELD)

THE LAND REFERRED TO IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF CONTRA COSTA AND IS DESCRIBED AS FOLLOWS:

PARCEL ONE:

PORTION OF SECTION 7, TOWNSHIP 1 NORTH, RANGE 3 EAST, MOUNT DIABLO BASE AND MERIDIAN , AS SAID SECTION IS SHOWN ON THE MAP OF RANCHO LOS MEGANOS, FILED JANUARY 9, 1913, MAP BOOK 9, PAGE 202, CONTRA COSTA COUNTY RECORDS, DESCRIBED AS
FOLLOWS:

BEING A PORTION OF THAT CERTAIN PARCEL OF LAND DESCRIBED IN THAT CERTAIN DEED RECORDED JANUARY 14, 1963, IN BOOK 4281 OF OFFICIAL RECORDS, AT PAGE 624, IN THE OFFICE OF THE COUNTY RECORDER OF CONTRA COSTA COUNTY, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWESTERN CORNER OF SAID PARCEL OF LAND;

THENCE FROM SAID POINT OF BEGINNING, ALONG THE NORTHERN LINE OF SAID PARCEL OF LAND, SOUTH 89(degrees)24'18" EAST, 103.261 METERS;

THENCE LEAVING SAID NORTHERN LINE, SOUTH 01(degrees)19'46" WEST, 91.594 METERS;

THENCE SOUTH 21(degrees)29'12" EAST, 35.899 METERS TO A POINT ON THE SOUTHERN LINE OF SAID PARCEL OF LAND;

THENCE ALONG SAID SOUTHERN LINE, NORTH 89(degrees)25'14" WEST, 117.192 METERS TO THE SOUTHWESTERN CORNER OF SAID PARCEL OF LAND;

THENCE FROM SAID SOUTHWESTERN CORNER, ALONG THE WESTERN LINE OF SAID PARCEL OF LAND, THE FOLLOWING TWO (2) COURSES:

        1.     NORTH 01(degrees)19'46" EAST, 115.090 METERS, AND
        2.     NORTH 01(degrees)23'00" EAST, 9.804 METERS TO SAID POINT OF
               BEGINNING.

ALSO DESCRIBED AS NEW LOT 1, PER LOT LINE ADJUSTMENT 00-01, RECORDED MAY 30, 2000, AS SERIES NO. 2000-0109695-00, AND RE-RECORDED JUNE 30, 2000, AS SERIES NO. 2000-0138205-00, CONTRA COSTA COUNTY RECORDS.

PARCEL TWO:

PORTION OF SECTION 7, TOWNSHIP 1 NORTH, RANGE 3 EAST, MOUNT DIABLO BASE AND MERIDIAN, AS SAID SECTION IS SHOWN ON THE MAP OF RANCHO LOS MEGANOS, FILED JANUARY 9, 1913, MAP BOOK 9, PAGE 202, CONTRA COSTA COUNTY RECORDS, DESCRIBED AS
FOLLOWS:

BEING A PORTION OF THAT CERTAIN PARCEL OF LAND DESCRIBED IN THAT CERTAIN DEED RECORDED JUNE 10, 1991, IN SERIES NO. 91-111558 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF CONTRA COSTA COUNTY, MORE PARTICULARLY DESCRIBED AS FOLLOWS:


BEGINNING AT THE NORTHEASTERN CORNER OF SAID PARCEL OF LAND;

THENCE FROM SAID POINT OF BEGINNING, ALONG THE EASTERN LINE OF SAID PARCEL OF LAND, SOUTH 01(degrees)20'42" WEST, 124.800 METERS TO THE SOUTHEASTERN CORNER OF SAID PARCEL OF LAND;

THENCE FROM SAID SOUTHEASTERN CORNER, ALONG THE SOUTHERN LINE OF SAID PARCEL OF LAND, THE FOLLOWING TWO (2) COURSES:

        1)     NORTH 89(degrees)24'39" WEST, 223.170 METERS, AND
        2)     NORTH 89(degrees)25'14" WEST, 146.433 METERS;

THENCE LEAVING SAID SOUTHERN LINE, THE FOLLOWING TWO (2) COURSES:

        1)     NORTH 21(degrees)29'12" WEST, 35.899 METERS, AND
        2) NORTH 01(degrees)19'46" EAST, 91.594 METERS TO A POINT ON THE NORTHERN LINE OF SAID PARCEL OF LAND;

THENCE ALONG SAID NORTHERN LINE, SOUTH 89(degrees)24'18" EAST, 383.559 METERS OF SAID POINT OF BEGINNING.

ALSO DESCRIBED AS NEW LOT 2, PER LOT LINE ADJUSTMENT 00-01, RECORDED MAY 30, 2000, AS SERIES NO. 2000-0109695-00, AND RE-RECORDED JUNE 30, 2000, AS SERIES NO. 2000-0138205-00, CONTRA COSTA COUNTY RECORDS.

EXCEPTING FROM PARCELS ONE AND TWO:

RIGHTS RESERVED IN THE DEED FROM DONALD B. PUTNAM, ET UX, TO DONALD A. KAAE, ET AL, RECORDED DECEMBER 7, 1979, BOOK 9649, OFFICIAL RECORDS, PAGE 234, AS
FOLLOWS:

"ALL OIL, GAS, CASINGHEAD GASOLINE AND OTHER HYDROCARBON MINERAL SUBSTANCES BELOW A POINT 500 FEET BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO TAKE, REMOVE, MINE, PASS THROUGH AND DISPOSE OF ALL SAID OIL, GAS, CASINGHEAD GASOLINE AND OTHER HYDROCARBON AND MINERAL SUBSTANCES, BUT WITHOUT ANY RIGHT WHATSOEVER TO ENTER UPON THE SURFACE OF SAID LAND."

                                  EXHIBIT "A-3"
                       LEGAL DESCRIPTION (SYCAMORE RANCH)

THE LAND REFERRED TO IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

ALL THAT PORTION OF LOT 44 OF TRACT NO. 3734-2 ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980 TOGETHER WITH A PORTION OF GIGI COURT VACATED BY DOCUMENT RECORDED NOVEMBER 5, 1997 AS INSTRUMENT NO. 1997-557983 OF OFFICIAL RECORDS ALL IN THE COUNTY OF SAN DIEGO, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "C" (SITE 44) AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED NOVEMBER 14, 1997 AS INSTRUMENT NO. 1997-576366 OF OFFICIAL RECORDS AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 15675 RECORDED NOVEMBER 21, 1997 AS INSTRUMENT NO. 1997-592891 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 2:

ALL THAT PORTION OF LOTS 44 AND 45 OF TRACT NO. 3734-2 ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980 TOGETHER WITH A PORTION OF GIGI COURT VACATED BY DOCUMENT RECORDED NOVEMBER 5, 1997 AS INSTRUMENT NO. 1997-557983 OF OFFICIAL RECORDS ALL IN THE COUNTY OF SAN DIEGO, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "D" (SITE 45) AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED NOVEMBER 14, 1997 AS INSTRUMENT NO. 1997-576366 OF OFFICIAL RECORDS AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 15675 RECORDED NOVEMBER 21, 1997 AS INSTRUMENT NO. 1997-592891 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 3:

ALL OF LOT 46 TOGETHER WITH A PORTION OF LOT 45 OF TRACT NO. 3734-2 ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "E" (SITE 46) AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED NOVEMBER 14, 1997 AS INSTRUMENT NO. 1997-576366 OF OFFICIAL RECORDS AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 15675 RECORDED NOVEMBER 21, 1997 AS INSTRUMENT NO. 1997-592891 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 4:

ALL THAT PORTION OF LOTS 105 AND 106 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "A" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 5:

ALL THAT PORTION OF LOTS 105, 106 AND 114 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "B" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 6:

ALL THAT PORTION OF LOTS 106, 107, 113 AND 114 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "C" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 7:

ALL THAT PORTION OF LOTS 107, 108, 111, 112 AND 113 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "D" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS

INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 8:

ALL THAT PORTION OF LOTS 108, 111 AND 112 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "E" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 9:

ALL THAT PORTION OF LOTS 108, 109, 110 AND 111 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "F" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 10:

ALL THAT PORTION OF LOTS 109 AND 110 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980, TOGETHER WITH A PORTION OF GENISTA PLACE VACATED BY DOCUMENT RECORDED JULY 23, 1999 AS INSTRUMENT NO. 1999-510147 OF OFFICIAL RECORDS ALL IN THE COUNTY OF SAN DIEGO, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "G" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 11:

ALL THAT PORTION OF LOTS 87, 88, 95 AND 109 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980, TOGETHER WITH A PORTION OF GENISTA PLACE AND MILKWOOD COURT VACATED BY DOCUMENT RECORDED JULY 23, 1999 AS

INSTRUMENT NO. 1999-510147 OF OFFICIAL RECORDS ALL IN THE COUNTY OF SAN DIEGO, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "H" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 12:

ALL THAT PORTION OF LOTS 87 AND 88 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980, TOGETHER WITH A PORTION OF MILKWOOD COURT VACATED BY DOCUMENT RECORDED JULY 23, 1999 AS INSTRUMENT NO. 1999-510147 OF OFFICIAL RECORDS ALL IN THE COUNTY OF SAN DIEGO, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "I" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 13:

ALL THAT PORTION OF LOTS 86, 88 AND 89 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "J" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 14:

ALL THAT PORTION OF LOTS 86, 89 AND 90 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "K" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 15:

ALL THAT PORTION OF LOTS 90 AND 91 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "L" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 16:

ALL THAT PORTION OF LOTS 84, 90 AND 91 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "M" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 17:

ALL THAT PORTION OF LOTS 91, 92, 99, 100 AND 101 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "N" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 18:

ALL THAT PORTION OF LOTS 90, 91, 92, 93, 98, 99, 100 AND 101 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980, TOGETHER WITH A PORTION OF MILKWOOD COURT AND GENISTA PLACE VACATED BY DOCUMENT RECORDED JULY 23, 1999 AS INSTRUMENT NO. 1999-510147 OF OFFICIAL RECORDS ALL IN THE COUNTY OF SAN DIEGO, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "O" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS

INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 19:

ALL THAT PORTION OF LOTS 93, 94, 98, 99, 100 AND 101 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980, TOGETHER WITH A PORTION OF MILKWOOD COURT AND GENISTA PLACE VACATED BY DOCUMENT RECORDED JULY 23, 1999 AS INSTRUMENT NO. 1999-510147 OF OFFICIAL RECORDS ALL IN THE COUNTY OF SAN DIEGO, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "P" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 20:

ALL THAT PORTION OF LOTS 93, 94, 95, 98, 99 AND 101 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980, TOGETHER WITH A PORTION OF GENISTA PLACE AND MILKWOOD COURT VACATED BY DOCUMENT RECORDED JULY 23, 1999 AS INSTRUMENT NO. 1999-510147 OF OFFICIAL RECORDS ALL IN THE COUNTY OF SAN DIEGO, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "Q" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 21:

ALL THAT PORTION OF LOTS 94, 95, 97, 98, 99 AND 101 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980, TOGETHER WITH A PORTION OF GENISTA PLACE VACATED BY DOCUMENT RECORDED JULY 23, 1999 AS INSTRUMENT NO. 1999-510147 OF OFFICIAL RECORDS ALL IN THE COUNTY OF SAN DIEGO, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "R" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 22:

ALL THAT PORTION OF LOTS 95, 96, 97, 98, AND 101 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980, TOGETHER WITH A PORTION OF GENISTA PLACE VACATED BY DOCUMENT RECORDED JULY 23, 1999 AS INSTRUMENT NO. 1999-510147 OF OFFICIAL RECORDS ALL IN THE COUNTY OF SAN DIEGO, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
PARCEL "S" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 23:

ALL THAT PORTION OF LOTS 95, 96, 97, AND 101 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980, TOGETHER WITH A PORTION OF GENISTA PLACE VACATED BY DOCUMENT RECORDED JULY 23, 1999 AS INSTRUMENT NO. 1999-510147 OF OFFICIAL RECORDS ALL IN THE COUNTY OF SAN DIEGO, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "T" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 24:

ALL THAT PORTION OF LOTS 96, 97, 101, 102, 108 AND 109 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980, TOGETHER WITH A PORTION OF GENISTA PLACE AND CHICKWOOD COURT VACATED BY DOCUMENT RECORDED JULY 23, 1999 AS INSTRUMENT NO. 1999-510147 OF OFFICIAL RECORDS ALL IN THE COUNTY OF SAN DIEGO, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "U" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 25:

ALL THAT PORTION OF LOTS 96, 101, 102 AND 108 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY

RECORDED NOVEMBER 13, 1980, TOGETHER WITH A PORTION OF GENISTA PLACE AND CHICKWOOD COURT VACATED BY DOCUMENT RECORDED JULY 23, 1999 AS INSTRUMENT NO. 1999-510147 OF OFFICIAL RECORDS ALL IN THE COUNTY OF SAN DIEGO, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "V" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 26:

ALL THAT PORTION OF LOTS 101, 102, 103, 107 AND 108 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980, TOGETHER WITH A PORTION OF CHICKWOOD COURT VACATED BY DOCUMENT RECORDED JULY 23, 1999 AS INSTRUMENT NO. 1999-510147 OF OFFICIAL RECORDS ALL IN THE COUNTY OF SAN DIEGO, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "W" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 27:

ALL THAT PORTION OF LOTS 103, 104 AND 107 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980, TOGETHER WITH A PORTION OF CHICKWOOD COURT VACATED BY DOCUMENT RECORDED JULY 23, 1999 AS INSTRUMENT NO. 1999-510147 OF OFFICIAL RECORDS ALL IN THE COUNTY OF SAN DIEGO, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "X" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 28:

ALL THAT PORTION OF LOTS 103, 104 AND 105 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY RECORDED NOVEMBER 13, 1980 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "Y" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

PARCEL 29:

ALL THAT PORTION OF LOTS 104 AND 105 OF TRACT NO. 3734-2, ACCORDING TO A MAP THEREOF NO. 9888, FILED IN THE OFFICE OF THE SAN DIEGO COUNTY R ECORDED NOVEMBER 13, 1980 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL "Z" AS DESCRIBED IN CERTIFICATE OF COMPLIANCE RECORDED MARCH 31, 2000 AS INSTRUMENT NO. 2000-165254 OF OFFICIAL RECORDS, AND FURTHER SHOWN AND DELINEATED ON RECORD OF SURVEY NO. 16650 RECORDED JULY 7, 2000 AS INSTRUMENT NO. 2000-359537 OF OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA.

                                  EXHIBIT "A-4"
                   LEGAL DESCRIPTION (MEADOWLARK -- LOMA REAL)

THE LAND REFERRED TO IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

LOTS 91 THROUGH 94, 104 THROUGH 118 AND 132 THROUGH 139, ALL INCLUSIVE, OF SAN MARCOS TRACT NO. 391, MEADOWLARK ESTATES UNIT NO. 4, ACCORDING TO MAP NO. 13915, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JANUARY 14, 2000.

PARCEL 2:

LOTS 140 AND 141 OF SAN MARCOS TRACT NO. 391, MEADOWLARK ESTATES UNIT NO. 3, ACCORDING TO MAP NO, 13914, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JANUARY 14, 2000.

                                  EXHIBIT "A-5"
                         LEGAL DESCRIPTION (CROWN RIDGE)

THE LAND REFERRED TO HEREIN IS LOCATED IN THE CITY OF PALMDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

LOTS 1 TO 15 INCLUSIVE, AND LOTS 24 TO 30 OF TRACT 46910, IN THE CITY OF PALMDALE, AS PER MAP RECORDED IN BOOK 1149 PAGES 79 THROUGH 81 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY, AND AS AMENDED BY THAT CERTIFICATE OF CORRECTION DATED MARCH 4, 1994 AND RECORDED MARCH 10, 1994 AS INSTRUMENT NO. 94-483380.

PARCEL 2:

LOTS 5 TO 17 INCLUSIVE, LOTS 19 TO 21 INCLUSIVE, LOTS 25, 29, 33 AND 34 OF TRACT 46911, IN THE CITY OF PALMDALE, AS PER MAP RECORDED IN BOOK 1149 PAGE 82 TO 85 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY, AND AS AMENDED BY THAT CERTIFICATE OF CORRECTION DATED MARCH 4, 1994 AND RECORDED MARCH 10, 1994 AS INSTRUMENT NO. 94-483380.

PARCEL 3:

LOTS 2 TO 14 INCLUSIVE, OF TRACT 45291, IN THE CITY OF PALMDALE, AS PER MAP RECORDED IN BOOK 1149 PAGE 86 TO 88 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY, AND AS AMENDED BY THAT CERTIFICATE OF CORRECTION DATED MARCH 4, 1994 AND RECORDED MARCH 10, 1994 AS INSTRUMENT NO. 94-483380.

PARCEL 4:

PARCELS A THROUGH D, INCLUSIVE, AS SHOWN ON LOT LINE ADJUSTMENT NO. 513, RECORDED JULY 24, 2000 AS INSTRUMENT NO. 00-1139361 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY, CALIFORNIA, BEING AN ADJUSTMENT OF LOTS 19 TO 23 OF TRACT 46910.

EXCEPTING FROM LOT 23 ALL OIL, GAS, MINERAL AND HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND BUT WITHOUT THE RIGHT OF SURFACE ENTRY TO A DEPTH OF 500 FEET, MEASURED FROM THE SURFACE THEREOF.

                                  EXHIBIT "A-6"
                        LEGAL DESCRIPTION (RIO DEL VERDE)

THE LAND REFERRED TO IS SITUATED IN THE STATE OF ARIZONA, COUNTY OF MARICOPA AND IS DESCRIBED AS FOLLOWS:

Lots 5, 6, 10 through 12, 15, 16, 47, 50, 57 through 74 inclusive, 78, 81, and
84, RIO DEL VERDE, according to Book 506, Page 33 of Maps, and Affidavit of Correction recorded in Document No. 2000054790, records of Maricopa County, Arizona.

                                  EXHIBIT "A-7"
                       LEGAL DESCRIPTION (KINGSWAY RIDGE)

THE LAND REFERRED TO IS SITUATED IN THE STATE OF NEVADA, COUNTY OF CLARK AND IS DESCRIBED AS FOLLOWS:

Lots 80-87 inclusive of Block 1; lots 150 thru 157 inclusive, of Block 2 as recorded in the Final Map of Kingsway Ridge Unit No. 1 in Book 94 of Plats, Page 31, in the Office of the County Recorder of Clark County, Nevada.

Lots 88-106 inclusive of Block 1 as recorded in the Final Map of Kingsway Ridge Unit No. 2 in Book 95 of Plats at Page 22, in the Office of the County Recorder of Clark County, Nevada.

Lots 145-149 inclusive in Block 2 of Kingsway Ridge-Unit No. 2 in Book 95 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

Lots 1 -10 inclusive, Lots 15-33 inclusive in Block 1 as recorded in the Final Map of Kingsway Ridge Unit No. 3 in Book 94 of plats, Page 77, in the Office of the County Recorder of Clark County, Nevada.

Lots 73-79 inclusive in Block 2 as recorded in the Final Map of Kingsway Ridge-Unit 3 in Book 94 of Plats, Page 77, in the Office of the County Recorder of Clark County, Nevada.

Lots 107-134 inclusive of Block 1 as recorded in the Final Map of Kingsway Ridge Unit No. 4 in Book 96 of Plats at Page 17, in the Office of the County Recorder of Clark County, Nevada.

Lots 135-144 inclusive of Block 2 as recorded in the Final Map of Kingsway Ridge Unit No. 4 in Book 96 of Plats at Page 17, in the Office of the County Recorder of Clark County, Nevada.

Los 67 - 72 inclusive of Block 1 as recorded in the Final Map of Kingsway Ridge Unit No. 5 in Book 96 of Plats at Page 18, in the Office of the County Recorder of Clark County, Nevada.

Lots 34-66 inclusive of Block 2 as recorded in the Final Map of Kingsway Ridge Unit No. 5 in Book 96 of Plats at Page 18, in the Office of the County Recorder of Clark County, Nevada.

                                  EXHIBIT "A-8"
                  LEGAL DESCRIPTION (SUMMERLIN IN THE GARDENS)

THE LAND REFERRED TO IS SITUATED IN THE STATE OF NEVADA, COUNTY OF CLARK AND IS DESCRIBED AS FOLLOWS:

Parcel I:

Lots 71-96 inclusive of Block 1 and Lots 13-22 inclusive in Block 2 and Lots 35-46 inclusive in Block 3 as shown in the Final Map of Glenleigh Gardens, which map recorded in Book 95 of Plats, Page 42, in the Office of the County Recorder of Clark County, Nevada.


Parcel II:

Lot 3 of Block B, as shown on Final Map of Summerlin Village 14B on file in Book 90 of Plats at Page 1, in the Office of the County Recorder of Clark County, Nevada

EXCEPTING THEREFROM all that land shown on and being a part of Final Map of Glenleigh Gardens, which map recorded in Book 95, of Plats, Page 42, in the Office of the County Recorder of Clark County, Nevada.

                                   EXHIBIT "B"
                        BORROWING CASE CERTIFICATE FORMAT

Submission Date:_______________


CATEGORY:                PROJECT       APPRAISED      BUDGETED       MAXIMUM      AMOUNT PERMITTED
                      NAME/DATE OF       VALUE      PROJECT COSTS    ALLOWED     IN BORROWING BASE
                       ENTRY INTO     MULTIPLIED     MULTIPLIED      ADVANCE      (DRAW PERCENTAGE
                          BASE        BY ADVANCE     BY ADVANCE     (LESSER OF   AMOUNT MULTIPLIED
                                         RATE           RATE         VALUE OR        BY MAXIMUM
                                                                   COST AMOUNT)   ALLOWED ADVANCE)
I.   Entitled Land                    50% X Value    50% X Costs
      to be Developed

II.  Lots Under                       70% X Value    70% X Costs
      Development
III. Developed Lots                   70% X Value    70% X Costs
X.   TOTAL LOT
      INVENTORY

I.   Spec Homes                       75% X Value    85% X Costs
II.  Model Homes                      75% X Value    80% X Costs
III. Presold Homes                    80% X Value    90% X Costs
Y.   TOTAL HOME
      INVENTORY

A. Total Borrowing
Base (Items X + Y)

B. Less Outstanding
Advances

C. Less
Outstanding Letters
of Credit

D. Less
Adjustments under
Section 2.1.3(d)

E. Plus Funds in
Borrower's Funds
Account

BORROWING
AVAILABILITY
(DEFICIENCY)
(A-B-C-D+E)

                            CERTIFICATION OF BORROWER

Borrower hereby certifies as follows with respect to the information contained in this Borrowing Base Certificate:

        1. All Lot and Home inventory is located in Qualified Projects.

        2. All Lot and Home inventory is owned by Borrower free of any liens or encumbrances, other than liens and encumbrances in favor of Lender as security for the Loan, or outstanding liens that have been bonded over, or outstanding liens that are subject to signed released delivered to Borrower.

        3. Borrower has received lien waivers for all major scopes of construction work in process with respect to the subject Property.

        4. As to any Lots Under Development, construction of the A&D Improvements has begun or is scheduled to begin within ninety (90) days of inclusion in the Borrowing Base as Lots Under Development.

        5. As to any Developed Lots, construction of the A&D Improvements has been completed as of the date of inclusion in the Borrowing Base as Developed Lots.

        6. As to any Homes, construction of the Home Improvements has begun or is scheduled to begin within ninety (90) days of inclusion in the Borrowing Base as Homes.

        7. As to any Presold Homes, said Homes were in compliance with all requirements for a Presold Home as of the date of inclusion in the Borrowing Base as Presold Homes and remain in compliance as of the date hereof.

        8. Attached hereto are the following request(s) for entry into the Borrowing Base of new [__] Entitled Land, [__] Lots Under Development, [__] Developed Lots, [__] Model Homes, [__] Spec Homes and/or [__] Presold Homes.

The undersigned hereby certifies to Lender that the foregoing information on this Borrowing Base Certificate as of the Calendar Month ending __________________, 200__, is true and correct and was provided from financial information prepared according to GAAP. All capitalized terms not defined herein shall have the meanings given to such terms in that certain Revolving Line of Credit Loan Agreement dated as of September 21, 2000 ("LOAN AGREEMENT") by and between CALIFORNIA BANK & TRUST, a California banking corporation ("LENDER") and WILLIAM LYON HOMES, INC., a California corporation ("BORROWER").

                                            WILLIAM LYON HOMES, INC., a
                                            California corporation

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                                    Title:
                                                          ----------------------

                                   EXHIBIT "C"
                          LETTER OF CREDIT REQUEST FORM

CALIFORNIA BANK & TRUST
1900 Main Street, Suite 200
Irvine, California 92614
Attn:
     --------------------------


Ladies and Gentlemen:

               Reference is hereby made to that certain Revolving Line of Credit Loan Agreement dated as of September 21, 2000 ("LOAN AGREEMENT") by and between CALIFORNIA BANK & TRUST, a California banking corporation ("LENDER") and WILLIAM LYON HOMES, INC., a California corporation ("BORROWER"). All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

        Pursuant to Section 2.3 of the Loan Agreement, Borrower hereby certifies as follows:

        1. LETTER OF CREDIT. The undersigned Borrowers hereby request a Letter of Credit to be issued under Section 2.3 of the Loan Agreement:


                      Principal Amount:     $

                      Beneficiary:
                                            --------------------

                      Issuance Date:
                                            --------------------


        2. USE OF LETTER OF CREDIT. Such Letter of Credit shall be used for the following purposes permitted by the Loan Agreement:

                                   [Describe]

        3. NO DEFAULT. Borrower certifies that Borrower is and will be in compliance with all covenants under the Loan Agreement after giving effect to the issuance of the Letter of Credit requested hereby.

        4. REPRESENTATIONS TRUE. Each of the representations and warranties made by or on behalf of any of Borrower contained in the Loan Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement was true and correct in all material respects as of the date as of which it was made and shall also be true and correct in all material respects at and as of the issuance date for the Letter of Credit requested hereby, with the same effect as if made at and as of such issuance date (except to the extent of changes resulting from transactions contemplated or permitted by the Loan Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, changes previously disclosed in writing to and approved by Lender in writing and except to the extent that such representations and warranties relate expressly to an earlier date) and no Event of Default or Unmatured Event of Default has occurred and is continuing.

        5. OTHER CONDITIONS. All other conditions to the issuance of the Letter of Credit requested hereby set forth in Section 2.3 of the Loan Agreement have been satisfied.

        6. ISSUANCE DATE. Except to the extent, if any, specified by notice actually received by Lender prior to the issuance date specified above, the foregoing representations and warranties shall be deemed to have been made by Borrower on and as of such issuance date.

        7. DEFINITIONS. Terms defined in the Loan Agreement are used herein with the meanings so defined.

        IN WITNESS WHEREOF, we have hereunto set our hands and seals this _____ day of _________________, 200__.


                                            WILLIAM LYON HOMES, INC., a
                                            California corporation


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                                    Title:
                                                          ----------------------


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                                    Title:
                                                          ----------------------

                                   EXHIBIT "D"
                            PROJECT LOAN REQUEST FORM

CALIFORNIA BANK & TRUST
1900 Main Street, Suite 200
Irvine, California 92614
Attn:
     ----------------------------


Ladies and Gentlemen:

               Reference is hereby made to that certain Revolving Line of Credit Loan Agreement dated as of September 21, 2000 ("LOAN AGREEMENT") by and between CALIFORNIA BANK & TRUST, a California banking corporation ("LENDER") and WILLIAM LYON HOMES, INC., a California corporation ("BORROWER"). All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

        Pursuant to Section 2.1.4 of the Loan Agreement, Borrower hereby certifies as follows:

        1. LOAN. The undersigned Borrowers hereby request entry of a Qualified Project into the Borrowing Base under Section 2.1.4 of the Loan Agreement:

                      Name of Project:
                                        -----------------

                      Entry of Project into the Borrowing Base:
                                                                 ---------------

                      Description of initial Lot Inventory as of date of entry into the Borrowing Base: ______________________________________

                      Description of initial Home Inventory as of date of entry into the Borrowing Base: ______________________________________ :

        2. DUE DILIGENCE COMPLETED: (YES/NO)

               ____ Soils and Engineering Report

               ____ Approved Phase I Report

               ____ Approved Phase II Report (if required)

                    ___ Remediation completed by licensed environmental engineer

               ____ Tentative Map [__] or Final Map (recorded) [__]

                    ___ If Tentative Map, outstanding conditions to Final Map:
                       ______________________________________________________.

               ____ Title Insurance

                     ___ Owner's Policy

                     ___ Title Policy in favor of Lender to be issued by Title
                         Company

              ____ No liens or encumbrances in violation of the Loan Agreement

              ____ Plans and Specifications

              ____ Compliance with Maximum Aggregate Loan Allocation limitations

              ____ Attach list of "Material Agreements" for Project (which list shall include those agreements listed in Exhibit "J" to the Loan Agreement for the Existing Projects included in the Borrowing Base as of the Initial Closing Date).


        3. USE OF PROCEEDS. Such Project Loan shall be used for the following purposes permitted by the Loan Agreement:

          [Attach A&D Budget and/or Home Construction Budget, as applicable]

        4. LOAN DOCUMENTS. Borrower has executed and delivered to Lender the following Loan Documents for the Qualified Project:

              ____ Deed of Trust;

              ____ Financing Statement;

              ____ Construction Assignments (as applicable);
                   ____ Assignment of Permits;
                   ____ Assignment of Architect's Agreement (if applicable);
                   ____ Assignment of Construction Contract (if applicable);
                   ____ Assignment of Engineering Contract (if applicable);

              ____ Environmental Indemnity.

        5. NO DEFAULT. The Borrower certifies that it is and will be in compliance with all covenants under the Loan Agreement after inclusion of the Qualified Project into the Borrowing Base as requested hereby. No condemnation proceedings are pending or, to Borrowers' knowledge, threatened against any Project, and there have been no changes in title as reflected in the Title Policy since the date of the Title Policy, except as may have been previously disclosed in writing to and approved in writing by Lender.

        6. REPRESENTATIONS TRUE. Each of the representations and warranties made by or on behalf of Borrower contained in the Loan Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement was true and correct in all material respects as of the date as of which it was made and shall also be true and correct in all material respects at and as of the initial entry date for the Qualified Project described herein, with the same effect as if made at and as of such date (except to the extent of changes resulting from transactions contemplated or permitted by the Loan Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, changes previously disclosed in writing to and approved in writing by Lender, except to the extent that such representations and warranties relate expressly to an earlier date) and no Event of Default or Unmatured Event of Default has occurred and is continuing.

        7. OTHER CONDITIONS. All other conditions to the entry of the Qualified Project into the Borrowing Base requested hereby set forth in Section 2.1.4 of the Loan Agreement have been satisfied, including without limitation that Borrower has provided any Project information set forth in EXHIBIT "K" to the Loan Agreement required by Lender prior to or concurrent with the submission of this request.

        8. DEFINITIONS. Terms defined in the Loan Agreement are used herein with the meanings so defined.

        IN WITNESS WHEREOF, we have hereunto set our hands and seals this _____ day of _________________, 200__.


                                            WILLIAM LYON HOMES, INC., a
                                            California corporation


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                                    Title:
                                                          ----------------------


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                                    Title:
                                                          ----------------------

                                   EXHIBIT "E"
                            FORM OF LETTER OF CREDIT

                                   EXHIBIT "F"
                          REQUEST FOR INCLUSION OF LAND
                       IN BORROWING BASE AS ENTITLED LAND

                                                                   [INSERT DATE]

CALIFORNIA BANK & TRUST
1900 Main Street, Suite 200
Irvine, California 92614
Attn:
     ------------------------

Gentlemen:

        Reference is hereby made to that certain Revolving Line of Credit Loan Agreement dated as of September 21, 2000 ("LOAN AGREEMENT") by and between CALIFORNIA BANK & TRUST, a California banking corporation ("LENDER") and WILLIAM LYON HOMES, INC., a California corporation ("BORROWER"). All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

        Pursuant to Section 4.2 of the Loan Agreement, Borrower hereby requests that the portion of the Land more particularly described on SCHEDULE "1" attached hereto be included in the Borrowing Base as Entitled Land. Borrower represents and warrants that Borrower has provided all information and documents and satisfied all conditions precedent with respect to the inclusion of such portion of the Land in the Borrowing Base as Entitled Land. Borrower further represents and warrants that (i) no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) except as otherwise disclosed to Lender in writing and approved in writing by Lender, all representations and warranties set forth in the Loan Documents are true and correct as of the date hereof.

WILLIAM LYON HOMES, INC., a
California corporation


         By:
            ----------------------------------
              Name:
                   ---------------------------
              Title:
                    --------------------------

         By:
            ----------------------------------
              Name:
                   ---------------------------
              Title:
                    --------------------------

                                   EXHIBIT "G"
                          REQUEST FOR INCLUSION OF LAND
                   IN BORROWING BASE AS LOTS UNDER DEVELOPMENT
                                                                   [INSERT DATE]


CALIFORNIA BANK & TRUST
1900 Main Street, Suite 200
Irvine, California 92614
Attn:
     -----------------------

Gentlemen:

        Reference is hereby made to that certain Revolving Line of Credit Loan Agreement dated as of September 21, 2000 ("LOAN AGREEMENT") by and between CALIFORNIA BANK & TRUST, a California banking corporation ("LENDER") and WILLIAM LYON HOMES, INC., a California corporation ("BORROWER"). All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

        Pursuant to Section 4.3 of the Loan Agreement, Borrower hereby requests that the portion of the Land more particularly described on SCHEDULE "1" attached hereto be included in the Borrowing Base as Lots Under Development. Borrower represents and warrants that Borrower has provided all information and documents and satisfied all conditions precedent with respect to the inclusion of such portion of the Land in the Borrowing Base as Lots Under Development. Borrower further represents and warrants that (i) no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) except as otherwise disclosed to Lender in writing and approved in writing by Lender, all representations and warranties set forth in the Loan Documents are true and correct as of the date hereof.

WILLIAM LYON HOMES, INC., a
California corporation

         By:
            ----------------------------------
              Name:
                   ---------------------------
              Title:
                    --------------------------

         By:
            ----------------------------------
              Name:
                   ---------------------------
              Title:
                    --------------------------

                                   EXHIBIT "H"
                          REQUEST FOR INCLUSION OF LAND
                       IN BORROWING BASE AS DEVELOPED LOTS

                                                                   [INSERT DATE]

CALIFORNIA BANK & TRUST
1900 Main Street, Suite 200
Irvine, California 92614
Attn:
     -------------------------

Gentlemen:

        Reference is hereby made to that certain Revolving Line of Credit Loan Agreement dated as of September 21, 2000 ("LOAN AGREEMENT") by and between CALIFORNIA BANK & TRUST, a California banking corporation ("LENDER") and WILLIAM LYON HOMES, INC., a California corporation ("BORROWER"). All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

        Pursuant to Section 4.4 of the Loan Agreement, Borrower hereby requests that the portion of the Land more particularly described on SCHEDULE "1" attached hereto be included in the Borrowing Base as Developed Lots. Borrower represents and warrants that Borrower has provided all information and documents and satisfied all conditions precedent with respect to the inclusion of such portion of the Land in the Borrowing Base as Developed Lots. Borrower further represents and warrants that (i) no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) except as otherwise disclosed to Lender in writing and approved in writing by Lender, all representations and warranties set forth in the Loan Documents are true and correct as of the date hereof.

WILLIAM LYON HOMES, INC., a California
corporation

         By:
            ----------------------------------
              Name:
                   ---------------------------
              Title:
                    --------------------------


         By:
            ----------------------------------
              Name:
                   ---------------------------
              Title:
                    --------------------------

                                   EXHIBIT "I"
                          REQUEST FOR INCLUSION OF LAND
                IN BORROWING BASE AS PRESOLD, SPEC OR MODEL HOMES

                                                                   [INSERT DATE]

CALIFORNIA BANK & TRUST
1900 Main Street, Suite 200
Irvine, California 92614
Attn:
     -----------------------

Gentlemen:

        Reference is hereby made to that certain Revolving Line of Credit Loan Agreement dated as of September 21, 2000 ("LOAN AGREEMENT") by and between CALIFORNIA BANK & TRUST, a California banking corporation ("LENDER") and WILLIAM LYON HOMES, INC., a California corporation ("BORROWER"). All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

        Pursuant to Section 4.5 of the Loan Agreement, Borrower hereby requests that the portion of the Land more particularly described on SCHEDULE "1" attached hereto be included in the Borrowing Base as [Presold] [Spec] [Model] Homes. Borrower represents and warrants that Borrower has provided all information and documents and satisfied all conditions precedent with respect to the inclusion of such portion of the Land in the Borrowing Base as [Presold] [Spec] [Model] Homes. Borrower further represents and warrants that (i) no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) except as otherwise disclosed to Lender in writing and approved in writing by Lender, all representations and warranties set forth in the Loan Documents are true and correct as of the date hereof.

WILLIAM LYON HOMES, INC., a
California corporation

         By:
            ----------------------------------
              Name:
                   ---------------------------
              Title:
                    --------------------------


         By:
            ----------------------------------
              Name:
                   ---------------------------
              Title:
                    --------------------------

                                   EXHIBIT "J"
                           LIST OF MATERIAL AGREEMENTS

                   Agreements of Sale and Escrow Instructions






                        Declarations of Development CC&Rs






                       Payment and Performance Agreements






                    Option Agreements and Escrow Instructions








                                Other Agreements

                                   EXHIBIT "K"
                          REQUIRED PROJECT INFORMATION

        Borrower shall not be entitled to any Advances for any Qualified Project hereunder unless and until each of the following conditions precedent have been satisfied to the extent said information is available for the A&D Improvements and/or Home Improvements to be constructed as part of the Qualified Project:

               (a) FINAL PLANS. Borrower shall have submitted to Lender, and Lender shall have reviewed and approved, Plans and Specifications for the applicable Project, which Plans and Specifications shall (i) be prepared by Architect and/or Engineer, and (ii) be otherwise satisfactory to Lender.

               (b) APPRAISALS. At Borrower's sole cost and expense, Lender shall have obtained an Appraisal and/or Base Appraisals with respect to the Property and each type of Improvements for the applicable Project, which Appraisal and/or Base Appraisals shall be (i) prepared by an appraiser acceptable to Lender, and
(ii) otherwise satisfactory to Lender.

               (c) INDEPENDENT COST ANALYSIS. If required by Lender, at Borrower's sole cost and expense, Lender shall have obtained a report in form and content acceptable to Lender in its discretion from an independent cost engineer validating the cost adequacy of the applicable Project.

               (d) ADDITIONAL ASSIGNMENTS. Borrower shall have executed and delivered to Lender the Deed of Trust, Financing Statement and Construction Assignments securing the Collateral to be included in the subject Project, and Architect, Contractor and/or Engineer for the applicable Project shall have consented to such assignments.

               (e) ENVIRONMENTAL REPORTS. Borrower shall have submitted to Lender for each Project an environmental, toxics and/or soils report(s) satisfactory to Lender, including drainage, boring (if applicable) and compacting data, together with such hydrology and other engineering reports that Lender may reasonably require, all of which shall be by engineers acceptable to Lender and shall indicate that the condition of the Property is suitable for construction of the A&D Improvements and Homes thereon (without extraordinary land preparation) and for the operation and maintenance of the Project. Any recommendations in the approved soils, hydrology and other engineering reports must be complied with and incorporated into the Plans and Specifications. Each environmental assessment (Phase I assessment) of the Property and adjacent property shall be dated no earlier than one hundred eighty (180) days prior to the date hereof, and Borrower shall deliver to Lender any sampling and analysis (Phase II assessment) or special limited assessment that Lender may require after review of the Phase I assessment, together with any other environmental investigations and reports that Lender may reasonably require, all of which shall be by a Lender-approved environmental consulting firm, and none of which shall reveal any existing or potential environmental condition adversely affecting the use or value of the Property.

               (f) BUILDING PERMITS, LICENSES, ETC. If required by Lender, Borrower shall have submitted to Lender evidence for the applicable Project of
(i) building permits for the construction of the Homes (ii) all necessary permits, licenses and approvals (including without limitation any required consumer disclosure reports and approvals prior to the sale of any Homes) in connection with the sale of said Homes, and/or
(iii) Architectural Control Committee and other approvals, if any, required under any CC&Rs affecting the Property.

               (g) TRUTH-IN-LENDING DISCLOSURES. Prior to entering into any Purchase Contract for the sale of any Unit for the applicable Project, Borrower shall have delivered to the purchaser all truth-in-lending and other required consumer disclosures, in compliance with law and in form and substance satisfactory to Lender.

               (h) APPROVED BUDGETS. The final approved Budget for the applicable Project itemizing the Hard Costs and Soft Costs, including direct and indirect costs, certified to be correct to the best knowledge and belief of Borrower for each type of Improvement to be constructed as part of the Project. Said Budget shall be subject to formal review and approval by Lender at Lender's sole discretion, and if Lender determines that the Loan funds allocated for Hard Costs are inadequate to pay for all Hard Costs, then Lender may require Borrower to deposit cash into an account pledged as additional collateral for the Loan the amount of the shortfall. In no event shall the costs of the Project as set forth in any A&D Budget or any Home Construction Budget violate the applicable Maximum Allowed Advance(s).

               (i) MISCELLANEOUS CONDITIONS. The following additional conditions must be satisfied prior to the Closing Date for each Loan made hereunder:

                      (1) FINANCIAL STATEMENTS. Financial statements for Borrower in conformity with the requirements of the Loan Agreement covering the two-year period immediately preceding the Closing Date and showing a financial condition satisfactory to Lender in its sole discretion;

                      (2) SURVEY. If required by Lender, particularly if a Qualified Project is to be entered into the Borrowing Base prior to the recording of a Final Map for said Qualified Project, a current survey of the Property by a licensed surveyor acceptable to Lender describing the boundaries of said property and showing all means of ingress and egress, rights-of-way, easements (each of which shall be identified by docket and page or recording number where recorded) and all other customary and relevant information pursuant to ALTA standards and any Title Company requirements. All surveys shall be certified to Lender and the Title Company issuing the Title Policy required by the Loan Agreement;

                      (3) TITLE INSURANCE. The Title Insurance Policy, with such endorsements as Lender may require, issued by the Title Company satisfactory to Lender in the amount of the Loan (with direct access reinsurance in amounts and by companies and in form acceptable to Lender as Lender may require) insuring the lien of the Deed of Trust to be a first and prior lien upon the Property, as security for all Advances pursuant to the terms of this Agreement, subject only to such exceptions as Lender may expressly approve in writing, and insuring against any lien claims that could arise out of the construction of the Homes on the Property. During the course of construction of the Homes, Borrower shall provide Lender with such title insurance endorsements as Lender may require, including CLTA Form

        122 Endorsements (or equivalent endorsements acceptable to Lender) for each disbursement, and any other endorsements Lender may require to insure that the Homes shall have been constructed within the boundaries of the Property and in accordance with all applicable laws, covenants, restrictions and/or CC&Rs. Upon completion of the Homes, Borrower shall deliver to Lender such further endorsements to the title insurance policy as Lender may require;

                      (4) ZONING. Evidence that the Property is properly zoned for the construction of the A&D Improvements and/or Homes to be constructed as part of the applicable Project;

                      (5) CONSTRUCTION MATERIALS. Copies of all agreements between Borrower and any architects, engineers, consultants, managers or supervisors, and, if required by Lender, copies of construction subcontracts related to the construction, maintenance, repair, leasing, management and operation of the Project, together with written agreements by such persons or entities that they will perform for Lender the services contracted to Borrower, notwithstanding the occurrence of any Event of Default and any trustee's sale or foreclosure of the Deed of Trust (provided that such persons or entities continue to receive payments under their respective contracts), and the consent of such persons or entities to the collateral assignment by Borrower to Lender of their respective contracts;

                      (6) CC&RS. Copies of any CC&Rs and related documents pertaining to the Property and the Project;

                      (7) TAXES. Evidence that all taxes and assessments levied against or affecting the Property have been paid current, together with a tax service contract for the Project in form and content acceptable to Lender in its sole discretion;

                      (8) ORGANIZATIONAL DOCUMENTS. Copies of Borrower's Organizational Documents, together with proper authorizations and certificates and such other documents as Lender may require, relating to the existence and good standing of such Persons and the authority of any officer, partner or member, as applicable, executing documents on behalf of such Persons;

                      (9) EQUITY. Evidence satisfactory to Lender that Borrower has equity in the Project in an amount sufficient to satisfy the applicable Maximum Allowed Advances for the Project;

                      (10) OTHER INSURANCE. In addition to evidence of all insurance coverages as set forth in Section 6.8 of the Loan Agreement, evidence of such other insurance as Lender may reasonably require herein, including without limitation (i) earthquake insurance, (ii) insurance covering vandalism and malicious mischief, and sprinkler leakage, and (iii) errors and omissions insurance for the contractors, architects, engineers, environmental engineers and the provider of the soils report with limits of liability in amounts reasonably acceptable to Lender;

                      (11) FLOOD. Evidence whether the Property, or any part thereof, lies within a "special flood hazard area" as designated on maps prepared by the U.S. Department of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973, as amended, and, if so designated, a National Flood Insurance Association standard flood insurance policy, plus insurance from a private insurance carrier if required by Lender, for the duration of the Loan in the amount of the full insurable value of the completed Improvements, naming Lender as an additional loss payee;

                      (12) UTILITIES. Evidence that all utilities and services to the Property and Improvements, including without limitation water, sewer, gas, electric and telephone, are available, or will be available as required, and will be provided in amounts that are sufficient to service the Improvements for their intended use;

                      (13) INGRESS/EGRESS. Evidence that there exists adequate legal ingress and egress to the Project;

                      (14) JOB SCHEDULE. A job progress schedule showing the planned timing, progress of construction and completion date for the Improvements of the Project;

                      (15) OFF-SITE IMPROVEMENTS. Evidence that each type of off-site improvement for the Property that has been completed shall have been certified and/or accepted by any municipality, utility, county or other governmental entity whose certification or acceptance thereof is required;

                      (16) LIST OF CONTRACTORS. If required by Lender, a list of all subcontractors, suppliers and materialmen employed or retained, or to be employed or retained, in connection with the construction of the Improvements. Such list shall show the name, address and telephone number of each such person, a general statement of the nature of the work to be done, the labor and materials to be supplied, the names of materialmen (if known) and the approximate dollar value of such labor or work with respect to the labor and materials to be supplied;

                      (17) LEGAL OPINION. If required by Lender, a legal opinion in form and content acceptable to Lender addressing such issues as required by Lender; and

                      (18) OTHER INFORMATION. Such other information and documents that Lender may reasonably require.

                                   EXHIBIT "L"
                         HOME CONSTRUCTION DRAW SCHEDULE

-------------------------------------------------------------------------------
       STAGE OF COMPLETION                           DESCRIPTION
-------------------------------------------------------------------------------
Stage 1                                  Permits and Fees
-------------------------------------------------------------------------------
Stage 2 -- 5%                            Layout trench
                                         Underground plumbing
                                         Electrical stubs
-------------------------------------------------------------------------------
Stage 3 -- 10%                           Foundation complete
                                         Garage slab poured
-------------------------------------------------------------------------------
Stage 4 -- 15%                           Lumber & trusses on site
                                         First floor framing
-------------------------------------------------------------------------------
Stage 5 -- 15%                           Rough plumbing
                                         HVAC electrical
-------------------------------------------------------------------------------
Stage 6 -- 20%                           Framing complete
                                         Installed lath or siding
                                         Drywall stocked
                                         Roof loaded
-------------------------------------------------------------------------------
Stage 7 -- 15%                           Insulation
                                         Drywall complete
                                         Taped & texture
                                         Stucco brown complete
                                         Finish carpentry
                                         Cabinets
                                         Painting
-------------------------------------------------------------------------------
Stage 8 -- 15%                           HVAC
                                         Roofing
                                         Finish trades complete
-------------------------------------------------------------------------------
Stage 9 -- 5%                            Flooring complete
                                         City final
-------------------------------------------------------------------------------